PACIFIC DESTINATIONS® O-SERIES  STATUTORY PROSPECTUS MAY 1, 2022

Pacific Destinations O-Series is an individual flexible premium deferred variable annuity contract issued by Pacific Life & Annuity Company (“PL&A”) through Separate Account A of PL&A. The contracts offer various optional living and death benefit riders for an additional cost. The living benefit riders may have requirements such as the age that the Owner must be before the benefits become payable and other terms. Work with your financial professional to determine which benefits are best suited to your financial needs. See the Optional Living Benefit Riders section for more information.

In this Statutory Prospectus (“Prospectus”), you and your mean the Contract Owner or Policyholder. Pacific Life & Annuity, PL&A, we, us and our refer to Pacific Life & Annuity Company. Pacific Life, PL and administrator means Pacific Life Insurance Company. Contract means a Pacific Destinations O-Series variable annuity contract, unless we state otherwise.

You should be aware that the Securities and Exchange Commission (“SEC”) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties. If you are replacing another annuity contract or life insurance policy, the cancellation period ends 60 calendar days after your receive your Contract. Upon cancellation, you will receive a refund of your Contract value, based on the next determined Accumulated Unit Value after we receive your Contract, plus any refund of any amount deducted as Contract fees, charges, or any taxes. You should review the prospectus, or consult with your financial professional for additional information about the specific cancellation terms that apply.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. This Contract is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. PL&A, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

Where To Go For More Information Back Cover

SPECIAL TERMS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial professional or call us at (800) 748-6907. Financial professionals may call us at (877) 441-2357.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or any fixed option.

Annual Fee – A $30.00 fee charged each year on your Contract Anniversary and at the time of a full withdrawal (on a pro rated basis for that Contract year), if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin. The maximum annuity date is dated in your Contract and is the latest date we will begin paying you an annuity income.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund is open for trading, and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. An underlying Fund may be closed when other federal holidays are observed such as Columbus Day and Veterans Day. See the underlying Fund prospectus. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the Corresponding Dates section of the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Anniversaries, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than the minimum guaranteed interest rate specified in your Contract. Currently, this fixed option may be used for dollar cost averaging of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available.

DCA Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fund – One of the underlying funds offered by a registered open-end management investment company as Investment Options under the Contract.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guarantee Term – The period during which an amount you allocate to any available fixed option earns interest at a Guaranteed Interest Rate.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than the minimum guaranteed interest rate specified in your Contract.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Variable Investment Option, any fixed option, or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408 or 408A of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Fund.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Fund in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 4%. The effect of this assumed investment return is explained in detail in the Variable Annuity Payment Amounts section of the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A variable account available under this Contract that is part of the Separate Account.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your Contract during the first 7 years following your last Purchase Payment, you may be assessed a withdrawal charge. The maximum withdrawal charge is 5% of the Purchase Payment, declining to 0% after 7 years. The withdrawal charge does vary based on the total amount of Purchased Payments made.

For example, if you make an early withdrawal and your total Purchase Payments made are $100,000, you could pay a withdrawal charge up to $4,000 on a $100,000 withdrawal.

Fee Tables Charges, Fees and Deductions - Withdrawal Charge
Transaction Charges	There are no transaction charges under this Contract (for example, sales loads, charges for transferring Contract Value between Investment Options, or wire transfer fees).
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Charges Fees and Deductions

Appendix: Funds Available Under the Contract

Charges, Fees and Deductions– Living Benefit Rider Charges

Charges, Fees and Deductions – Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge

	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	0.75%[1]	0.75%[1]
	2. Investment Options (Fund fees and expenses)	0.27%[2]	1.34%[2]
	3. Optional Benefits (for a single option, if elected)	0.20%[3]	2.50%[3]

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $926	Highest Annual Cost: $3,864

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of base Contract and Fund fees and expenses

• No optional benefits

• No sales charges

• No additional purchase payments, transfers, or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

• No sales charges

• No additional purchase payments, transfers, or withdrawals

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 As a percentage of Fund assets.

3 As a percentage of the Protected Payment Base or Guaranteed Protection Amount (depending on the optional living benefit selected), and average daily Variable Account Value or Contract Value (depending on the optional death benefit selected).

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

Withdrawal charges may apply for the first 7 years following your last purchase payment and will reduce the Contract Value if you withdraw money during that time.

The benefits of tax deferral, long-term income, and living benefits are generally more beneficial to investors with a long-term investment horizon.

Principal Risks of Investing in the Contract Charges, Fees and Deductions - Withdrawal Charge
Risks Associated with Investment Option

An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract (e.g. Funds and fixed options).

Each Investment Option (including any fixed option) will have its own unique risks.

You should review, working with your financial professional, the Investment Options before making an investment decision.

Principal Risks of Investing in the Contract Appendix: Funds Available Under the Contract
Insurance Company Risks

Investment in the Contract is subject to the risks related to us, and any obligations (including any fixed option), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling (800) 748-6907 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Contract Pacific Life and the Separate Account

RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Transfers between Variable Investment Options are limited to 25 each calendar year. Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. Transfers may not be made from a Variable Investment Option to any fixed option. Additional Fund transfer restrictions apply, such as transfer restrictions imposed by the Funds.

Certain Funds may stop accepting additional investments into the Fund or a Fund may liquidate. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transfers and Market-Timing Restrictions Appendix: Funds Available Under the Contract

RESTRICTIONS	LOCATION IN PROSPECTUS
Optional Benefits

Certain optional living benefits limit or restrict the Investment Options that you may select under the Contract. We may change these limits or restrictions in the future.

Withdrawals that exceed withdrawal limits specified by an optional living benefit may affect the availability of the benefit, by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

We may stop offering an optional living benefit or optional death benefit at any time, including for current Contract Owners who have not yet purchased the rider.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider and, as a result, we will not accept Purchase Payments for your Contract. You will not be able to increase protected amounts or your Contract Value through additional Purchase Payments.

Death Benefits Death Benefit Riders Living Benefit Riders Appendix: Funds Available Under the Contract

TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Withdrawals will be subject to ordinary income tax and may be subject to a tax penalty if you take a withdrawal before age 59½.

Federal Tax Issues

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Some financial professionals may receive compensation for selling this Contract to you in the form of commissions, additional payments, non-cash compensation, and/or reimbursement of expenses. These financial professionals may have a financial incentive to offer or recommend this Contract over another investment that may pay less compensation.

Distribution Arrangements
Exchanges

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own.

You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Replacement of Life Insurance or Annuities

OVERVIEW OF THE CONTRACT

Purpose

The Contract is designed for long-term financial planning. This Contract may be appropriate for you if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, a death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

Phases of the Contract

This Contract has two phases, the accumulation (savings) phase and the annuitization (income) phase. The accumulation phase begins on your Contract Date and continues until your Annuity Date. During this phase, you can put money into your Contract and earnings accumulate on a tax-deferred basis. When you put money into your Contract, you can invest in Funds that have their own investment objectives, strategies, risks, and expenses and/or you can put your money in the DCA Plus Fixed Option that offers a guaranteed minimum interest rate and is used to dollar cost average to the Funds you selected.

A list of Funds currently available is provided in an appendix. See APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

The annuitization (income) phase occurs when you annuitize your Contract and turn your Contract into a stream of income payments over a fixed period or for life. You can choose fixed or variable payments, or a combination of both. For variable payments, the payment amount will vary based on the performance of the Funds you choose. When you annuitize, you will be unable to make withdrawals and death benefits and living benefits will terminate.

Contract Features

Accessing your Money. Before you annuitize, you can withdraw money from your Contract. If you take a withdraw, you may have to pay a withdrawal charge and/or income taxes, including a 10% federal tax penalty if you are younger than age 59½.

Loans. Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. The interest charged on your Contract Debt will be a 5% fixed annual rate and the amount held in the Loan Account to secure your loan will earn a 3% annual return. Therefore, the net amount of interest you will pay on your loan will be 2% annually. Taking a loan may have tax consequences. See the ADDITIONAL INFORMATION—Loans and Qualified Contract - General Rules sections for more information.

Tax Treatment. You may transfer among the Funds without paying any current income tax and any earnings are generally tax-deferred. You are taxed when you make a withdrawal or surrender your Contract, receive an income payment from the Contract, or upon payment of a death benefit.

Death Benefits. The Contract provides a death benefit payout, at no additional cost, to your Beneficiaries during the accumulation phase. For Contracts issued on or after November 3, 2014, the Death Benefit Amount is the greater of the Contract Value or the Total Adjusted Purchase Payments. For Contracts issued before November 3, 2014, the Death Benefit Amount is the greater of the Contract Value or the aggregate Purchase Payments reduced by an amount for each withdrawal. For an additional cost, an optional death benefit rider may be purchased, which can increase the amount of money payable to your Beneficiaries. The riders that are currently available are:

• Stepped-Up Death Benefit II

• Stepped-Up Death Benefit

For more information, restrictions, and when you may purchase death benefit riders, see the BENEFITS AVAILABLE UNDER THE CONTRACT and Optional Death Benefit Riders sections.

Living Benefits. Living benefit riders were previously available for purchase but are no longer offered. See the OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX for information on riders that are no longer sold.

Additional Services. You can have only one DCA Plus, dollar cost averaging, or earnings sweep program in effect at one time. See the BENEFITS AVAILABLE UNDER THE CONTRACT and Systematic Transfer Options sections for more information and restrictions.

• Dollar Cost Averaging. Allows you to transfer between Variable Investment Options in a series of regular purchases instead of in a single purchase.

• DCA Plus. Allows transfers from the DCA Plus Fixed Option, which earns a minimum guaranteed interest, to one or more Variable Investment Options.

• Portfolio Rebalancing. Allows you to automatically rebalance your values among Variable Investment Options based on percentages that you specify, can be rebalanced on a quarterly, semi-annual, or annual basis.

• Earnings Sweep. Allows you to make automatic periodic transfers of your earnings from the Fidelity VIP Government Money Market Fund to one or more other Funds.

If you have any questions about which benefits or services apply to your Contract, review your most recent Contract statement or contact your financial professional for more information.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from, the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you surrender or make withdrawals from the Contract. State premium taxes may also be deducted.

Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments)[1]	5%

1 Below is the range of Withdrawal Charges under the Contract.

Total Purchase Payment Amount	Age of Purchase Payment Being Withdrawn
	1 year	2 years	3 years	4 years	5 years	6 years	7 years	8 years or more
Less than $50,000	5%	5%	4%	4%	3%	3%	2%	0%
$50,000 to $99,999	5%	4%	4%	3%	3%	2%	2%	0%
$100,000 to $249,999	4%	3%	3%	2%	2%	2%	1%	0%
$250,000 to $499,999	3%	2%	2%	2%	1%	1%	1%	0%
$500,000 to $999,999	2%	2%	2%	1%	1%	1%	1%	0%
$1,000,000 or more	2%	2%	1%	1%	1%	1%	1%	0%

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). You will pay additional charges for the optional benefit, as shown below.

Annual Contract Expenses

Annual Fee[2]	$30.00

Premium Based Charge[3]
Total Purchase Payment Amount	Quarterly Premium Based Charge Percentage	Annual Equivalent of Premium Based Charge Percentage
Less than $50,000	0.1750%	0.70%
$50,000 to $99,999	0.1500%	0.60%
$100,000 to $249,999	0.1250%	0.50%
$250,000 to $499,999	0.0875%	0.35%
$500,000 to $999,999	0.0625%	0.25%
$1,000,000 or more	0.0375%	0.15%

Base Contract Expenses (as a percentage of average daily Variable Account Value)[4]	0.75%
Optional Benefit Expenses
Guaranteed Minimum Withdrawal Benefit Maximum Charges (as a percentage of the Protected Payment Base)
CoreIncome Advantage Select (Single)	2.00%
CoreIncome Advantage Select (Joint)	2.50%
CoreIncome Advantage 5 Plus (Single)	1.55%
CoreIncome Advantage 5 Plus (Joint)	1.80%
Guaranteed Minimum Accumulation Benefit Maximum Charge (as a percentage of the Protected Payment Base)
Automatic Income Builder	1.50%
Death Benefit Maximum Charge (as a percentage of the average daily Variable Account Value)
Stepped-Up Death Benefit	0.20%
Stepped-Up Death Benefit II	0.20%
Loan Expenses
Loan Interest Rate (net)[5]	2.00%

2 We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

3 Each Purchase Payment is subject to this charge over a 7 year period and the charge is deducted on a quarterly basis. See CHARGES, FEES AND DEDUCTIONS – Premium Based Charge.

4 This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee. The Mortality and Expense Risk Charge and the Administrative Fee will stop at the Annuity Date if you select fixed annuity payments. See the Mortality and Expense Risk Charge and Administrative Fee sections for more information.

5 As a percentage of Contract Debt. This net percentage factors in a 5% fixed annual rate charged on your Contract Debt and a 3% annual return on the loaned amount held in the Loan Account. See ADDITIONAL INFORMATION—Loans.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.27%	1.34%

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses. The example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

• If you surrendered your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$10,021	$20,145	$30,220	$52,665

• If you annuitized your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$10,021	$16,545	$27,520	$52,665

• If you do not surrender, or annuitize your Contract:

1 Year	3 Years	5 Years	10 Years
$5,521	$16,545	$27,520	$52,665

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss

You can lose money by investing in this Contract, including loss of principal. The Contract is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Unsuitable as Short-Term Savings Vehicle

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, an optional death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you. We are a variable annuity provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Withdrawal Risks

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply. Additionally, since the benefits associated with the guaranteed minimum withdrawal benefit riders are not available until the Designated Life is 65 (CoreIncome Advantage Select Single and Joint) or 59 1/2 (CoreIncome Advantage 5 Plus Single and Joint) years of age or older, early withdrawals may reduce or terminate the benefits associated with the riders.

Risks Associated with Variable Investment Options

You should consider the Contract’s investment and income benefits, as well as its costs. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you have chosen. Each Investment Option will have its own unique risks. The value of each Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. You can lose money by investing in the Contract, including loss of principal. You bear the risk of any Investment Options you choose. You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your financial professional or by visiting PacificLife.com/Prospectuses. No assurance can be given that a Fund will achieve its investment objectives.

If you choose an optional living benefit rider, you must follow the investment allocation requirements for the rider during the entire time that you own the rider. Owning an optional living benefit rider may limit the Investment Options available to you and failure to follow the investment allocation requirements may result in a failure to receive the benefits under the rider. The allowable Investment Options seek to minimize risk and may reduce overall volatility in investment performance, which may reduce overall volatility in investment performance, which may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional benefit Riders.

Insurance Company Risks

Investment in the Contract is subject to the risks related to us, and any obligations (including any fixed option), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees. Your financial professional’s firm is not responsible for any Contract guarantees.

Tax Consequences

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral. Withdrawals taken from a variable annuity prior to age 59½ may be subject to a tax penalty of 10% of the taxable portion, although there are exceptions to the tax penalty that may apply.

Please be aware that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity or other asset to fund the purchase of this Contract may have tax consequences, early withdrawal penalties or other costs or penalties as a result of the sale or liquidation. You may want to consult independent legal or financial advice before selling or liquidating any assets prior to the purchase of this Contract.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the portfolios available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging

Allows you to transfer between Variable Investment Options in a series of regular purchases instead of in a single purchase which allows you to average the purchase prices over time, and may permit a “smoothing” of abrupt peaks and drops in price.

No Charge

• Amounts can only be transferred to one or more Variable Investment Options.

• Can only have one dollar cost averaging program in effect and cannot have a DCA Plus program in effect at the same time.

• Only available prior to the Annuity Date.

DCA Plus

Allows dollar cost averaging transfers from the DCA Plus Fixed Option to one or more Variable Investment Options. Amounts held in the DCA Plus Fixed Option will earn a guaranteed minimum interest rate.

		No Charge	• Can only have one dollar cost averaging program in effect at one time. • Only available prior to the Annuity Date.
Portfolio Rebalancing	Allows you to automatically rebalance your values among Variable Investment Options based on percentages that you specify.	No Charge	• Rebalancing can be made quarterly, semi-annually, or annually. • Only available prior to the Annuity Date. • Only Variable Investment Options are available for rebalancing.
Earnings Sweep	Allows you to automatically transfer your earnings from the Fidelity VIP Government Money Market to one or more Variable Investment Options.	No Charge

• Transfers can occur monthly, quarterly, semi-annually, or annually.

• Can only have one earnings sweep program in effect at one time.

• If withdrawals occur during a period, we will assume that the withdrawal was taken from earnings and will reduce the amount transferred during the period.

Death Benefit Amount	Provides a death benefit equal to the greater of the Contract Value or total Purchase Payments adjusted for withdrawals.	No Charge

• Poor investment performance could reduce the death benefit amount.

• Withdrawals will reduce the death benefit amount and adjust the total amount of Purchase Payments on a pro rata basis. The reduction may be greater than the actual amount withdrawn.

• This benefit terminates upon annuitization.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
CoreIncome Advantage Select (Single)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

2.00% (as a percentage of Protected Payment Base)

• No longer available for purchase.

• Designated Life must be 85 or younger at purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Loans are not allowed while the rider is in effect.

• Must follow investment allocation requirements which limit the number of allowable Investment Options.

• Lifetime withdrawals are available when the Designated Life is age 65.

• Taking a withdrawal before 65 or a withdrawal that exceeds the annual withdrawal amount after 65 may adversely affect the benefits provided, including failure to receive lifetime withdrawals under the rider.

• May not voluntarily terminate the rider.

• Benefit terminates upon annuitization.

CoreIncome Advantage Select (Joint)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on joint lives (the Designated Lives). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

2.50% (as a percentage of Protected Payment Base)

• No longer available for purchase.

• Owners/Annuitants must be the Designated Live, and the youngest Designated Life must be 85 or younger at purchase (for Non-Natural Owners, the youngest must be the Designated Life).

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Loans are not allowed while rider is in effect.

• Must follow investment allocation requirements which limit the number of allowable Investment Options.

• Lifetime withdrawals are available when the youngest Designated Life is age 65.

• Taking a withdrawal before 65 or a withdrawal that exceeds the annual withdrawal amount after 65 may adversely affect the benefits provided, including failure to receive lifetime withdrawals under the rider.

• May not voluntarily terminate the rider.

• Benefit terminates upon annuitization.

CoreIncome Advantage 5 Plus (Single)	This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market	1.50% (as a percentage of Protected	• No longer available for purchase. • You may only have one guaranteed minimum withdrawal benefit in

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
	performance, on a single life (the Designated Life). Provides for automatic resets which may increase the amount that can be withdrawn in the future.	Payment Base)

• effect at the same time.

• Must follow investment allocation requirements.

• Lifetime withdrawals are available when the Designated Life is age 59 1/2 .

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

CoreIncome Advantage 5 Plus (Joint)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on joint lives (the Designated Lives). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

1.80% (as a percentage of Protected Payment Base)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements.

• Lifetime withdrawals are available when the youngest Designated Life is age 59 1/2 .

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

Automatic Income Builder

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on joint lives (the Designated Lives). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

1.50% (as a percentage of Protected Payment Base)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements.

• Lifetime withdrawals are available when the youngest Designated Life is age 59 1/2.

• Once a withdrawal is taken, the 0.10% annual increase to the withdrawal percentage will stop and cannot be restarted with a reset.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

Optional Death Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restriction/Limitations
Stepped-Up Death Benefit II Rider

This benefit provides a death benefit equal to the greater of the death benefit amount under the Contract or the death benefit amount under this option, adjusted for withdrawals. Provides for step-ups to increase the death benefit amount under this benefit.

0.20% (as a percentage of average daily Variable Account Value)

• Available for purchase before your Contract is issued.

• Owner and Annuitant must be 75 or younger on the purchase date.

• Certain ownership changes may reduce benefits.

• Step-ups stop once age 81 is reached.

• Withdrawals will reduce the benefit and the reduction made may be greater than the actual amount withdrawn.

• This benefit terminates upon annuitization or when the Contract Value is reduced to zero.

• May not voluntarily terminate the rider.

Stepped-Up Death Benefit

This benefit provides a death benefit equal to the greater of the death benefit amount under the Contract or the death benefit amount under this benefit. Provides for step-ups to increase the death benefit amount under this benefit.

0.20% (as a percentage of average daily Variable Account Value)

• Available for purchase before your Contract is issued.

• Withdrawals will reduce this benefit and the reduction made may be greater than the actual amount withdrawn.

• Step-ups stop once age 81 is reached.

• Must be 75 or younger on the Contract Date.

• This benefit terminates upon annuitization or when the Contract Value is reduced to zero.

• May not voluntarily terminate the rider.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial professional to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the DCA Plus Fixed Option. However, if you choose an optional living benefit rider, you will be restricted to the Investment Options made available under each rider. You can find a complete list of the Variable Investment Options available under the Contract in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT—Living Benefit Investment Allocation Requirements.

Your Variable Investment Options

We consider various factors when determining the Fund offered under this Contract. Such fund factors include some or all of the following: Fund reputation, asset class, investment objective, investment performance, manager and sub-adviser experience, brand recognition, fund share class, and fund expenses. We may also consider whether the underlying Fund makes fee payments for distribution and/or service fees (12b-1 fees), if a Fund affiliate makes fee payments for certain administrative support, or if the Fund is affiliated with us. See ADDITIONAL INFORMATION – Service Arrangements in this Prospectus and the underlying Fund prospectus for additional information.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

Your Fixed Option

The DCA Plus Fixed Option offers you a guaranteed minimum interest rate on amounts that you allocate to this option. You may only allocate Purchase Payments to the DCA Plus Fixed Option (you cannot make transfers from other Investment Options to the DCA Plus Fixed Option) and you may choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. Any amount allocated to this option will be transferred monthly (over the Guarantee Term) to one or more of the Variable Investment Option(s) you selected. You may also use the DCA Plus program, which invests in the DCA Plus Fixed Option, to transfer amounts to the allowable Investment Options to qualify for certain living benefit riders offered under your Contract. See LIVING BENEFIT INVESTMENT ALLOCATION REQUIREMENTS and THE GENERAL ACCOUNT. Amounts you allocate to this option, and your earnings credited are held in our General Account. For more detailed information about this option, see THE GENERAL ACCOUNT.

BUYING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your financial professional to fill out an application and submit it along with your initial Purchase Payment to Pacific Life & Annuity Company at P.O. Box 2736, Omaha, Nebraska 68103-2736. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. Some financial professionals may have a financial incentive to offer you this Contract in place of the one you already own. You should only exchange your existing contract for this Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase this Contract rather than continue your existing contract. Call your financial professional or call us at (800) 748-6907 if you are interested in this option. Financial professionals may call us at (877) 441-2357.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint Owners/Annuitants and Contingent Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, In Proper Form, of the Contract Owner or Annuitant, plus a refund of any amounts that may have been deducted as Contract fees and charges or used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract or a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but we reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment on Qualified Contracts. For Non-Qualified Contracts, if the entire minimum initial Purchase Payment is not included when you submit your application, you must establish a pre-authorized investment program. A pre-authorized investment program allows you to pay the remainder of the required initial Purchase Payment in equal installments over the first Contract Year. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form.

We reserve the right to reject additional Purchase Payments. You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

Making Additional Purchase Payments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Purchase Payment must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum additional Purchase Payment amounts but we reserve the right to enforce the minimum additional Purchase Payment amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum additional Purchase Payment amounts. Additional Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we may not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

• personal checks or cashier’s checks drawn on a U.S. bank,

• money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

• third party payments when there is a clear connection of the third party to the underlying transaction, and

• wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

• cash,

• credit cards or checks drawn against a credit card account,

• money orders or traveler’s checks in single denominations of $10,000 or less,

• starter checks,

• home equity checks,

• eChecks,

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

• third party payments if there is not a clear connection of the third party to the underlying transaction, and

• wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds or any refund during the check hold period will not exceed ten Business Days after we receive your withdrawal or “Right to Cancel” request In Proper Form. We will calculate the value of your proceeds as of the end of the Business Day we received your withdrawal or “Right to Cancel” request In Proper Form.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among any of the available Investment Options. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). If you purchased an optional living benefit rider, you must allocate your entire Contract Value to the allowable Investment Options made available for these riders. You may also use the DCA Plus program to transfer amounts to Allowable Investment Options. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right (with prior written notice) to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary.

Custom Model

The Custom Model program is only available for Contracts issued before May 1, 2012 and for use with optional living benefit riders with a Rider Effective Date before May 1, 2012.

The Custom Model program allows you, with the help of your financial professional, to create your own asset allocation model that will comply with the Investment Allocation Requirements for certain optional living benefit Riders. (See FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX – Living Benefit Investment Allocation Requirements.) You will create your own model using the parameters listed below.

Parameters. To create your model, you may select Investment Options from the 4 Categories (Categories A, B, C and D) listed below. You must allocate at least 25% into each of Categories A, B, and C. You may not allocate more than 15% into any one Investment Option within Category A, B, or C. Category D is optional and you are not required to allocate any part of your Purchase Payment or Contract Value to this Category. If you choose to allocate your Purchase Payment or Contract Value to Category D, you are allowed to allocate up to 25% into any one Investment Option within Category D. Allocation percentages among the Categories must total 100%. The percentage allocation requirements only apply to your Variable Account Value. The model you create will be automatically rebalanced on a quarterly basis.

Example: Assume a $100,000 Purchase Payment. Following the parameters and using the Investment Options listed from the Categories below, you may allocate your Purchase Payment as follows:

• Category A – 15% to Diversified Bond Portfolio, 10% to Managed Bond Portfolio and 5% to High Yield Bond Portfolio,

• Category B – 15% to Growth Portfolio, 10% to Small-Cap Index Portfolio, 10% to Mid-Cap Growth Portfolio, 5% to Large- Cap Growth Portfolio and 5% to Large-Cap Value Portfolio, and

• Category C – 10% to International Value Portfolio, 10% to International Large-Cap Portfolio and 5% to Emerging Markets Portfolio.

The total allocated is 100%: Category A = 30%, Category B = 45% and Category C = 25%. If you want to include all 4 Categories when creating your model, you could adjust your allocation percentages in Categories A, B and C and allocate up to 25% to any combination of the Investment Options in Category D. Keep in mind that you may select any Investment Option within a Category and the allocation percentages among the Categories must total 100%.

Category A – Fixed Income Investment Options
Diversified Bond Portfolio	Emerging Markets Debt Portfolio	Fidelity® VIP Government Money Market	Floating Rate Income Portfolio
High Yield Bond Portfolio	Inflation Managed Portfolio	Lord Abbett Total Return	Managed Bond Portfolio
Short Duration Bond Portfolio	Templeton Global Bond VIP Fund
Category B – Domestic Equity Investment Options
BlackRock Capital Appreciation V.I. Fund	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
Focused Growth Portfolio	MFS Massachusetts Investors Growth Stock Series	MFS Value Series	Mid-Cap Equity Portfolio
Large-Cap Core Portfolio (formerly called Main Street Core Portfolio)	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio
Mid-Cap Growth Portfolio	Small-Cap Value Portfolio	Equity Index Portfolio	Value Portfolio
Small-Cap Index Portfolio	Dividend Growth Portfolio
Category C – International Equity and Sector Investment Options
Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio	International Value Portfolio
Franklin Mutual Global Discovery VIP Fund	Real Estate Portfolio
Category D – Asset Allocation Investment Options
BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio	Franklin Allocation VIP Fund
Janus Henderson Balanced Portfolio	MFS Total Return Series	Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Growth Portfolio
Pacific Dynamix – Moderate Growth Portfolio	Portfolio Optimization Moderate-Conservative Portfolio	Portfolio Optimization Aggressive-Growth Portfolio	Portfolio Optimization Conservative Portfolio
Portfolio Optimization Growth Portfolio	Portfolio Optimization Moderate Portfolio	State Street Total Return V.I.S. Fund

You may make transfers between Investment Options within a particular Category or from one Category to another Category as long as you follow the Custom Model parameters. Transfers made will be subject to any transfer and market timing restrictions (see HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions). Subsequent Purchase Payments will be allocated according to your current model allocation instructions. Any future allocations and/or DCA Plus transfers from the DCA Plus Fixed Option must comply with the Custom Model parameters in order to remain in the program. Any withdrawals must be made on a pro rata basis from each of the Investment Options you selected for your model.

You may terminate your participation in the Custom Model program at any time. However, if you own an optional living benefit rider and do not allocate your entire Contract Value to another asset allocation model or Investment Options we make available for the

Riders, your Rider will terminate. If you allocate any subsequent Purchase Payment or Contract Value inconsistent with the Custom Model parameters, make transfers between Investment Options outside the Custom Model parameters, or do not make a withdrawal on a pro rata basis, you will no longer be participating in the Custom Model program and your Rider will terminate. Work with your financial professional and consider your options before making any Investment Option transfers. Any changes in the allocation percentages due to market performance will not be a violation of the program, since the model you created will automatically be rebalanced on a quarterly basis.

We are under no contractual obligation to continue this program and have the right to terminate or change the Custom Model program at any time.

Investing in Variable Investment Options

Each time you allocate your Purchase Payment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount. Charges associated with any optional living benefit rider, transfers, and withdrawals will paid for through withdrawals of Subaccount Units.

Example: You allocate $600 to Subaccount A. At the end of the Business Day on which your allocation is effective, the value of one Unit in Subaccount A is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600 / $15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payments allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in Subaccount A will change to reflect the performance of the corresponding Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee, applicable Mortality and Expense Risk Charge imposed on the Separate Account, and charges associated with any death benefit riders.

Charges due to any optional living benefit riders, transfers, or withdrawals will reduce the number of Subaccount Units credited to your Contract but will not affect Subaccount Unit Value.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the Business Day we issue your Contract, which will not be later than 2 Business Days after we receive your initial Purchase Payment and Application In Proper Form. Any additional Purchase Payment is effective on the Business Day we receive it In Proper Form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Orders received In Proper Form before 4:00pm EST on a Business Day will receive the Unit Value for that day. Orders received In Proper Form after 4:00pm EST will receive the next Business Day’s Unit Value. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 calendar days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30 calendar day waiting period after the Contract Date. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. If you purchased an optional living benefit rider, you may only transfer your Account Value to an allowable Investment Option made available for the riders or your rider will terminate. See the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX – Living Benefit Investment Allocation Requirements.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Investment Option prior to the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Capital World Bond Fund	American Funds IS Capital World Growth and Income Fund (formerly called American Funds IS Global Growth and Income Fund)	American Funds IS Global Balanced Fund
American Funds IS Global Growth Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund
American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	MFS Massachusetts Investors Growth Stock Portfolio	MFS Total Return Series	MFS Utilities Series
MFS Value Series	State Street Total Return V.I.S. Fund	Templeton Global Bond VIP Fund

This restriction limits the total number of transfers involving any of the Investment Options in the group. For example, if you transfer from the MFS Total Return Series to the MFS Utilities Series, that counts as one transfer for the calendar month. If you later transfer from the American Funds IS Global Growth Fund to the American Funds IS Capital World Bond Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Growth Fund	American Funds IS Growth-Income Fund	American Funds IS American High-Income Trust (formerly called American Funds IS High-Income Bond Fund)

American Funds IS The Bond Fund of America (formerly called American Funds IS Bond Fund)	American Funds IS U.S. Government Securities Fund (formerly called American Funds IS U.S. Government/AAA-Rated Securities Fund)	American Funds IS Washington Mutual Investors Fund (formerly called American Funds IS Blue Chip Income and Growth Fund)	Lord Abbett Bond Debenture Portfolio
VanEck Global Resources Fund (formerly called VanEck Global Hard Assets Fund)

This restriction limits the number of transfers involving any single Investment Option. For example, if you transfer from the American Funds IS Growth Fund to the American Funds IS The Bond Fund of America, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the American Funds IS Growth Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Growth Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same calendar day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program, approved corporate owned life insurance policy rebalancing programs or automatic quarterly rebalancing under the Custom Model program are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

There are no exceptions to the above transfer limitations in the absence of an error, a substitution of Investment Options, reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify you or your financial professional immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may (with prior written notice) transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial professional or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

• not accepting transfer instructions from a financial professional acting on behalf of more than one Contract Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, with 30 calendar days advance written notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. For purposes of applying the limitations, multiple exchanges that occur on the same calendar day are considered 1 exchange. See THE GENERAL ACCOUNT section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 4 systematic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing, and earnings sweep. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. You can have only one of either the DCA Plus, dollar cost averaging, or earnings sweep program in effect at one time.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Detailed information appears in the Systematic Transfer Programs—Dollar Cost Averaging subsection of the SAI. We will provide you at least 30 calendar days prior notice before we enforce the minimum Account Value and/or transfer amounts on dollar cost averaging purchases.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) currently over a period of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for subsequent Purchase Payments is $250. Currently, we are not enforcing the initial or subsequent Purchase Payment minimum amounts but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the initial or subsequent Purchase Payment minimum amounts. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than the minimum guaranteed interest rate specified in your Contract (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with allowable Asset Allocation Models or allowable Investment Options to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Variable Investment Option A, 40% in Variable Investment Option B, and 30% in Variable Investment Option C). Periodically, we will “rebalance” your values in the elected Variable Investment Options to the percentages you have specified. Rebalancing may result in transferring amounts from a Variable Investment Option earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment

Options are available for rebalancing. Detailed information appears in the Systematic Transfer Programs—Portfolio Rebalancing subsection of the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Fidelity® VIP Government Money Market Subaccount to one or more Variable Investment Options (other than the Fidelity® VIP Government Money Market Subaccount). Detailed information appears in the Systematic Transfer Programs—Earnings Sweep subsection of the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

• the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

• death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non- Natural Owner section for certain Non-Natural Owners,

• amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option), unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option),

• withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract,

• withdrawals after the 1st Contract Anniversary, if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence In Proper Form, or

• subject to medical evidence provided In Proper Form, after 90 calendar days from the Contract Date, full or partial withdrawals while the Owner or Annuitant has been confined to an accredited nursing home for 30 calendar days or longer.

Amounts withdrawn as allowable annual withdrawal amounts under a guaranteed minimum withdrawal benefit rider are generally subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. However, withdrawal charges are not incurred for allowable withdrawals under the guaranteed minimum withdrawal benefit riders. See the How the Rider Works subsection of each guaranteed minimum withdrawal benefit rider for more information.

The nursing home waiver applies only to withdrawals made while the Owner or Annuitant is in a nursing home or within 90 calendar days after the Owner or Annuitant leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents:

• an admittance form which shows the type of facility the Owner or Annuitant entered, and

• a bill from the nursing home which shows that the Owner or Annuitant met the 30 calendar day nursing home confinement requirement.

An accredited nursing home is defined as a home or facility that:

• is operating in accordance with the law of jurisdiction in which it is located,

• is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician, and

• provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse, and maintains a daily record of the patient.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

How the Withdrawal Charge is Determined

The withdrawal charge amount depends on the total amount of Purchase Payments made into your Contract and the “age” of each Purchase Payment. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day proceeding each Contract Anniversary The table reflects “breakpoints” that take into account the total amount of Purchase Payments made into your Contract and will determine which withdrawal charge schedule applies to a particular Purchase Payment. The withdrawal charge is a percentage of the Purchase Payment withdrawn.

The breakpoints and corresponding withdrawal charge percentages are based on the following schedule:

Total Purchase Payment Amount	Age of Purchase Payment Being Withdrawn (Withdrawal Charge Schedule)
	1 year	2 years	3 years	4 years	5 years	6 years	7 years	8 years or more
Less than $50,000	5%	5%	4%	4%	3%	3%	2%	0%
$50,000 to $99,999	5%	4%	4%	3%	3%	2%	2%	0%
$100,000 to $249,999	4%	3%	3%	2%	2%	2%	1%	0%
$250,000 to $499,999	3%	2%	2%	2%	1%	1%	1%	0%
$500,000 to $999,999	2%	2%	2%	1%	1%	1%	1%	0%
$1,000,000 or more	2%	2%	1%	1%	1%	1%	1%	0%

The schedule reflects breakpoints and the applicable withdrawal charge schedule that will apply based on those breakpoints. Each Purchase Payment has its own withdrawal charge schedule. The withdrawal charge schedule applicable to a Purchase Payment is based on the total of all Purchase Payments you make into your Contract. The withdrawal charge schedule, once determined, will not change for a particular Purchase Payment even if subsequent Purchase Payments are made or if withdrawals are taken. The withdrawal charge applies to each Purchase Payment over a 7 year period.

Example: You make an initial Purchase Payment of $35,000. The breakpoint that will apply over a 7 year period is the “Less than $50,000” breakpoint and the following withdrawal charge schedule will apply: 5%, 5%, 4%, 4%, 3%, 3%, 2%, 0%. Two months later you make a subsequent Purchase Payment of $40,000. The total Purchase Payments made into your Contract is $75,000 ($35,000 + $40,000 = $75,000). You reached the “$50,000 to $99,999” breakpoint and the following withdrawal charge schedule over a 7 year period will only apply to the $40,000 Purchase Payment: 5%, 4%, 4%, 3%, 3%, 2%, 2%, 0%. The withdrawal charge schedule applied to each Purchase Payment will not change over the 7 year period.

Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day before your next Contract Anniversary. Beginning on the day before that Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day before each Contract Anniversary.

We calculate your withdrawal charge by assuming that your withdrawal is applied to Purchase Payments with the “oldest” Purchase Payment withdrawn first and before any deduction for other charges due or taxes are made. We also account for any eligible Purchase Payments that are still in the surrender charge period—the period in which a Purchase Payment is still subject to a Withdrawal Charge—that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See WITHDRAWALS —Optional Withdrawals—Withdrawals Free of a Withdrawal Charge. The withdrawal charge will be deducted proportionately among all Investment Options from which your withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefit payable under the Contract. The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed and deducted daily at an annual rate equal to 0.60% of each Subaccount’s assets.

The Risk Charge will stop at the Annuity Date (the Risk Charge will be assessed on the Annuity Date then discontinue thereafter) if you select fixed annuity payments. The Risk Charge (excluding any increase for optional benefits) will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

We increase your Risk Charge if you purchase an Optional Death Benefit Rider. See Optional Death Benefit Rider Charges below.

Premium Based Charge

We charge you a Premium Based Charge on all Purchase Payments that you make. The charge is deducted every 3 months following your Contract Date (“Quarterly Contract Anniversary”) and will continue for 28 Quarterly Contract Anniversaries (7 years) for each Purchase Payment. Each Purchase Payment will have its own time period (i.e. 28 Quarterly Contract Anniversaries) and once that time period expires, the applicable Purchase Payment will no longer be subject to the charge. This charge is intended to reimburse us for expenses related to Contract sales and distribution.

Total Purchase Payment Amount (Breakpoints)	Quarterly Premium Based Charge Percentage	Annual Equivalent of Premium Based Charge Percentage
Less than $50,000	0.1750%	0.70%
$50,000 to $99,999	0.1500%	0.60%
$100,000 to $249,999	0.1250%	0.50%
$250,000 to $499,999	0.0875%	0.35%
$500,000 to $999,999	0.0625%	0.25%
$1,000,000 or more	0.0375%	0.15%

The schedule reflects “breakpoints” and the applicable percentage that will apply based on those breakpoints. Generally, the charge that applies to a particular Purchase Payment is determined by multiplying the amount of the Purchase Payment by its associated Quarterly Premium Based Charge Percentage as shown above. However, there is a difference between Purchase Payments made before the first Quarterly Contract Anniversary and those made after the first Quarterly Contract Anniversary.

Your initial Purchase Payment plus any subsequent Purchase Payments made into your Contract before the first Quarterly Contract Anniversary will be combined to determine which breakpoint and corresponding percentage will be used for all of those Purchase Payments.

Example: You make an initial Purchase Payment of $55,000 and 2 months later you make a subsequent Purchase Payment of $70,000. The total Purchase Payments made into your Contract before the first Quarterly Contract Anniversary is $125,000 ($55,000 + $70,000 = $125,000). You reached the “$100,000 to $249,000” breakpoint and since all of the Purchase Payments made before the first Quarterly Contract Anniversary are combined, the 0.1250% percentage will apply to both Purchase Payments when assessing the charge on the first Quarterly Contract Anniversary. That percentage (0.1250%) will continue to apply to those Purchase Payments for the next 27 Quarterly Contract Anniversaries.

Any subsequent Purchase Payment made into your Contract after the first Quarterly Contract Anniversary will have its own breakpoint schedule and will not alter the charge percentage applied to any prior Purchase Payment made. To determine which breakpoint and applicable percentage will apply to a Purchase Payment made after the first Quarterly Contract Anniversary, we will take the total of all Purchase Payments made into the Contract, and apply the corresponding percentage.

Example: In addition to the Purchase Payments made in the previous example, 6 months later you make a subsequent Purchase Payment of $200,000. At this point, you already made Purchase Payments of $55,000 and $70,000. Including the new Purchase Payment, you have now made a total of $325,000 in Purchase Payments ($55,000 + $70,000 + $200,000 = $325,000). Using the table above, you now reached the “$250,000 to $499,999” breakpoint and the 0.0875% percentage will apply to the $200,000 Purchase Payment for 28 Quarterly Contract Anniversaries. The breakpoint and percentage applied to the first two Purchase Payments ($50,000 and $70,000) will not change and will remain at 0.1250%.

For purposes of calculating the charge, a Purchase Payment is the amount of the Purchase Payment before we deduct any applicable fees, charges or taxes. Once the Premium Based Charge amount is determined for a particular Purchase Payment, it is fixed for the seven year period and will not change if withdrawals are taken from the Contract. The charge is deducted from your Investment Options on a proportionate basis each Quarterly Contract Anniversary. Any portion of the charge we deduct from any fixed option will not be greater than the annual interest credited in excess of the minimum guaranteed interest rate specified in your Contract.

The charge is not deducted when there are no Purchase Payments subject to the charge, on or after the Annuity Date, if the Death Benefit becomes payable (unless the spouse of the deceased owner chooses to continue the Contract) or in the event of a full surrender of the Contract (unless the full surrender occurs on a Quarterly Contract Anniversary).

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed and deducted daily at an annual rate equal to 0.15% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable payout option. We do not intend to realize a profit from this fee.

Annual Fee

We will charge you an Annual Fee of $30.00 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year) if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

Optional Death Benefit Rider Charges

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit II or Stepped-Up Death Benefit. The total Risk Charge annual rate will be 0.80% if the Stepped-Up Death Benefit II or Stepped-Up Death Benefit is purchased. Any increase in your Risk Charge will not continue after the Annuity Date.

See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

Optional Rider Charges

The following disclosure applies to the CoreIncome Advantage Select (Single) and CoreIncome Advantage Select (Joint) Riders.

If you purchased an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options, excluding the DCA Plus Fixed Option, on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. The applicable maximum annual charge percentage is based on the 10-Year Treasury Rate (the monthly average as published by the Federal Reserve which can be obtained at www.federalreserve.gov). Prior to purchase, speak with your Financial Professional or contact us directly for the current annual charge percentage in effect for a particular rider.

Optional Living Benefit Rider	Maximum Annual Charge Percentage Under the Rider			To determine the amount to be deducted, the percentage that applies to you is multiplied by the:	The Charge is deducted on each:
	10-Year Treasury Rate Monthly Average Less than 2.00%	10-Year Treasury Rate Monthly Average 2.00% to 3.99%	10-Year Treasury Rate Monthly Average 4.00% or more
CoreIncome Advantage Select (Single)	2.00%	1.50%	1.00%	Protected Payment Base[1]	Quarterly Rider Anniversary
CoreIncome Advantage Select (Joint)	2.50%	2.00%	1.50%	Protected Payment Base	Quarterly Rider Anniversary

1 Protected Payment Base is defined, where applicable, in the Rider Terms subsection for each rider referenced above. See OPTIONAL LIVING BENEFIT RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX.

Generally, as economic factors improve, the annual charge percentage may decrease and as economic factors decline, the annual charge percentage may increase. The annual charge will change based on current economic factors including interest rates and equity market volatility but is subject to the maximum annual charge percentage in the table above. We determine, at our sole discretion, whether a change in the current annual charge percentage will occur subject to the maximum annual charge percentage in the table above. This rider pricing structure is intended to help us provide the guarantees under the riders.

Every 3 months, generally on or about February 1, May 1, August 1 and November 1, we declare what the annual charge percentage will be for the following 3 month period (e.g. May through July). For example, when determining the annual charge percentage for May 1, we will use the 10-Year Treasury Rate monthly average for the month of March to see which maximum annual charge is in effect, and then determine, at our sole discretion, whether a change in the current annual charge percentage will occur. The annual charge percentage may be less than the applicable maximum annual charge percentage shown in the table above. See the hypothetical examples below.

If you purchase a rider, the charge is deducted every 3 months following your Rider Effective Date (“Quarterly Rider Anniversary”) and your initial annual charge percentage is guaranteed not to change until the 1st Contract Anniversary after the Rider Effective Date. The charge is deducted in arrears each Quarterly Rider Anniversary and will be deducted while the Rider remains in effect and when the Rider terminates.If on the Contract issue date the annual charge percentage has changed since the date you signed your application, you will receive the lower annual charge percentage in effect on the date you signed your application or the Contract issue date if we receive your application within 14 calendar days of signing and your initial Purchase Payment is received within 60 calendar days following receipt of your application.

Beginning on the 1st Contract Anniversary after the Rider Effective Date, and on any subsequent Contract Anniversary, we may change the annual charge percentage. The annual charge percentage may increase or decrease each Contract Anniversary. Any increase in the annual charge percentage will not exceed 0.50% from the previous Contract Year. The 0.50% limitation does not apply to any annual charge percentage decreases which could be more than 0.50%. If a change to your annual charge percentage is made, the new annual charge percentage will remain the same until your next Contract Anniversary. You will receive the applicable annual charge percentage in effect for new issues of the same rider, subject to the maximum annual charge and 0.50% increase limit.

Here are a few hypothetical examples using CoreIncome Advantage Select (Single) to help you understand how the annual charge percentage may change over time.

Example 1 – Purchasing a new Rider: The annual charge percentage in effect for February 1st is 1.15% and the 10-Year Treasury Rate is 2.10%. You purchase the Rider on March 15th (your Rider Effective Date). You will be charged 1.15% until your next Contract Anniversary.

Example 2 – Increase in annual charge percentage of less than 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.40% and the 10-year Treasury Rate is 1.90%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.40% until your next Contract Anniversary since that is the annual charge percentage in effect for new issues of the same Rider, 1.40% is less than the 2.00% maximum annual charge and your charge increased by less than 0.50%.

Example 3 – Increase in annual charge percentage subject to 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.80% and the 10-year Treasury Rate is 1.50%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.65% until your next Contract Anniversary because we cannot increase your annual charge by more than 0.50% from the previous Contract Year and 1.65% is less than the 2.00% maximum annual charge.

Example 4 – Decrease in annual charge percentage: The annual charge percentage in effect for February 1st of the current year is now 0.60% and the 10-year Treasury Rate is 3.10%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Using the table above, since the 10-Year Treasury Rate used is the “2.00% to 3.99%” breakpoint, the maximum annual charge percentage that may be declared is 1.50%. Your new annual charge percentage will be 0.60% until your next Contract Anniversary.

Should the 10-Year Treasury Rate no longer be available, we will substitute the 10-Year Treasury Rate (monthly average) with another measure for determining the annual Rider charge percentage. However, the maximum fee percentages in the table provided in your Rider will not change as long as your Rider remains in effect.

If your Rider terminates on a Quarterly Rider Anniversary (for reasons other than death), the entire charge for the prior quarter will be deducted on that Quarterly Rider Anniversary. If your Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates as a result of the death of the Designated Life (all Designated Lives for a Joint Life Rider) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

Once your Contract Value is zero, the Rider annual charge will no longer be deducted beginning the quarter after the Contract Value is zero. In addition, we will waive the Rider charge for the quarter in which full annuitization of the Contract occurs and the Rider annual charge will no longer be deducted.

The following disclosure applies to the CoreIncome Advantage 5 Plus (Single), CoreIncome Advantage 5 Plus (Joint) and Automatic Income Builder Riders.

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options (excluding the DCA Plus Fixed Option) on a proportionate basis.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect and when the Rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary.

If your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted from the Contract Value on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary, we will prorate the charge based on the Protected Payment Base as of the day the Rider terminates. Such prorated amount will be deducted from the Contract Value on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day the Rider terminates.

Any portion of the Rider’s charge we deduct from any fixed option will not be greater than the annual interest credited in excess of the minimum guaranteed interest rate specified in your Contract. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

An optional Rider annual charge percentage may change if a Step-Up/Reset occurs under the Rider provisions. However, the annual charge percentage will not exceed the maximum annual charge percentage (indicated in the table below) for the applicable Rider. You may elect to opt-out of a Reset and your annual charge percentage will remain the same as it was before the Reset. If an Automatic Reset or Owner-Elected Reset never occurs, the annual charge percentage established on the Rider Effective Date is guaranteed not to change. You can find more information about Protected Payment Base, Step-Up/Reset, Automatic Reset and Owner-Elected Reset for each applicable rider in the OPTIONAL LIVING BENEFIT RIDERS section.

Annual Charge Percentage Table

Optional Rider[1]	Current Annual Charge Percentage	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Charge is deducted on each:
CoreIncome Advantage 5 Plus (Single)	1.55%	1.55%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 5 Plus (Joint)	1.80%	1.80%	Protected Payment Base	Quarterly Rider Anniversary
Automatic Income Builder	1.50%	1.50%	Protected Payment Base	Quarterly Rider Anniversary

1 The table above reflects the current and maximum annual charge percentages for each applicable rider. To confirm which annual charge percentage applies to your rider, speak with your financial professional or call us at (800) 748-6907 to confirm the current rider charges that apply to you.

See Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge for the Stepped-Up Death Benefit II and Stepped-Up Death Benefit charge information.

Premium Taxes

A tax may be imposed on your Purchase Payments (“premium tax”) at the time your Purchase Payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Currently, the state of New York does not impose premium taxes on the sale of this type of product. However, future changes in facts or state law may require premium tax charges. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Premium tax is charged according to the rate determined by your state of residence at the time of annuitization.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the transaction amount, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Any such charge deducted from the Contract Value will be deducted on a proportionate basis. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Investing in Variable Investment Options – Calculating Subaccount Unit Values to see how such charges are deducted from the Separate Account. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Contracts, or waive minimum Investment requirements for those Contracts sold to persons who meet criteria established by us, who may include current financial professionals and employees of broker/dealers with a current selling agreement with us.

We will only waive or reduce such charges on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

With respect to additional amounts as described above, in most states you may not receive any amount credited if you return your Contract during the Free Look period as described under WITHDRAWALS – Right to Cancel (“Free Look”).

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Fund Portfolios, net of any applicable reductions and/or reimbursements. These fees and expenses are paid out of Portfolio assets and may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses involving both the fund-of-fund portfolio’s fees and expenses as well as the proportional share of the fees and expenses of the underlying funds in which the fund-of-fund portfolio invests. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. Once your Contract is issued, the sole Annuitant or Joint Annuitants cannot be changed. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person as Annuitant. If you do not have Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not impact any Contract benefits, including death benefit proceeds, until becoming the sole surviving Annuitant. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $2,000. We will send the annuity payments to the payee that you designate. You will not be able to distribute or withdraw any Contract Value amount after the Annuity Date unless you elect partial annuitization.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any Contract Debt, any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any optional Rider charge, and any applicable Annual Fee. This option of distribution may or may not be available, or may be available for only certain types of contracts. We will distribute your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, and any Annual Fee to you in a single sum if the net amount of your Contract Value available to convert to an annuity is less than $2,000 on your Annuity Date. Distributions under your Contract will have tax consequences. You should consult a qualified tax advisor for information on full or partial annuitization.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is elected, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. Partial annuitization may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. If you annuitize a portion of your Net

Contract Value for a period certain of at least 10 years or for the life or life expectancy of the annuitant(s), the annuitized portion will be treated as a separate Contract for the purpose of determining the taxable amount of the payments. We recommend that you contact a qualified tax advisor for more information if you are interested in this option.

Distributions made due to a request for partial annuitization are treated as withdrawals for Contract purposes and may adversely affect living benefit and optional death benefit rider benefits. Work with your financial professional prior to requesting partial annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, In Proper Form, at least 10 Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Owner’s attained age 59½. See FEDERAL TAX ISSUES -- Impact of Federal Income Taxes.

If you have a sole Annuitant, your Annuity Date must occur on or before the later of the sole Annuitant’s 90th birthday or the 10th Contract Anniversary. If you have Joint Annuitants, your Annuity Date must occur on or before the later of your younger Joint Annuitant’s 90th birthday or the 10th Contract Anniversary. Different requirements may apply as required by the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Date beyond age 95.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES - Required Minimum Distributions.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be the later of your Annuitant’s 90th birthday or the 10th Contract Anniversary. In the case of Joint Annuitants, your Annuity Date will be the later of the younger Joint Annuitant’s 90th birthday or the 10th Contract Anniversary. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be the later of your Annuitant’s 90th birthday or the 10th Contract Anniversary. Certain Qualified Contracts may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be converted (if this net amount is at least $2,000) to a fixed annuity payout option.

Additionally:

• If you have a Non-Qualified Contract, your default Annuity Option will be Life with a ten year Period Certain.

• If you have a Qualified Contract, your default Annuity Option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

• If the net amount is less than $2,000, the entire amount will be distributed in one lump sum.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax advisor, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make 3 basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed- dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the Annuity 2000 Mortality Table with the ages set back 10 years, variable annuity payments that vary with the investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option). For more information about how the fixed annuity payment rate is determined, see the Your Annuity Payments—Amount of the First Payment subsection.

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to 4 times in any 12 month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI. We reserve the right to limit the Subaccounts available, to change the number and frequency of exchanges and to change the number of Subaccounts you may choose. See ADDITIONAL INFORMATION – Changes to All Contracts section.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. You may select either fixed or variable payment options. For other Annuity Options available through living benefit riders, see the LIVING BENEFIT RIDERS section and also see the Other Annuity Options section below.

1. Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant passes away after the first payment has processed, payments will cease and there would be no death benefit.

2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts or Qualified Plans. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

If a Life with Period Certain annuity option provides for payments of the same amount for different Periods Certain at some ages, we will assume that your selection was for the longest Period Certain available for your age.

3. Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments during the lifetime of the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants pass away after the first payment has processed, payments will cease and there would be no death benefit.

4.  Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). Additional guaranteed time periods may become available in the future. Before you annuitize your Contract, please contact us for additional guaranteed time period options that may be available. The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts or Qualified Plans. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), or Joint Life with Period Certain (see the Other Annuity Options subsection below), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional annuity payments during the remaining guaranteed period after the redemption. If

Annuity Option 2 or Joint Life with Period Certain was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and free withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election.

For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 5 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 6, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 6 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 - $300) x 3% = $141). No withdrawal charge will be imposed on a redemption if:

• the Annuity Option is elected as the form of payments of death benefit proceeds, or

• the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

• the Owner;

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

•  the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

Beneficiary of Qualified Contracts

For Qualified Contracts, upon the death of the owner (annuitant if the contract is held as a custodial IRA), if there are any remaining guaranteed payments, we may shorten such payment period in order to ensure that payments to the beneficiary do not continue beyond the 10-year death distribution rule under IRC section 401(a)(9).  In such instances, we will use the present value of any remaining guaranteed payments to determine the amount and pay out the lump sum to the designated beneficiary. For fixed payments, the present value is determined using Moody’s Long-Term Corporate Bond Yield Averages less 0.75%. For variable payments, the present value is determined using the assumed investment return.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus for additional distribution requirements that may apply to these contracts. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Other Annuity Options

Additional annuity payment options we currently offer are:

• Life with Cash Refund (fixed only). Periodic payments are made to the designated payee during the Annuitant’s lifetime. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies after the Annuity Date and the total of all annuity payments received is less than the amount annuitized, an amount equal to the amount annuitized less the total annuity payments made, will be made in a single sum.

• Life with Installment Refund (fixed only). Periodic payments are made to the designated payee during the Annuitant’s lifetime. If the Annuitant dies after the Annuity Date but before the total of all annuity payments made equals or exceeds the amount annuitized, annuity payments will continue to be made until the total amount of annuity payments made equals the amount annuitized; the final annuity payment may be less than the periodic annuity payment. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies and the total amount of annuity payments made is equal to or exceeds the amount annuitized, then no additional annuity payments will be made. This annuity option is not available for Qualified Contracts.

• Joint Life with Cash Refund (fixed only). Periodic payments are made to the designated payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equal the amount annuitized, an amount equal to the amount annuitized, less total annuity payments made under the Contract, will be made in a single sum. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional lump sum or annuity payments will be paid. This option may be restricted for certain Qualified Contracts or Qualified Plans.

• Joint Life with Installment Refund (fixed only). Periodic Payments are made to the designate payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equals or exceeds the amount annuitized, annuity payments will continue to be made until the total amount of annuity payments made equals the amount annuitized; the final annuity payment may be less than the periodic annuity payment. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional annuity payments will be paid. This annuity option is not available for Qualified Contracts.

• Joint Life with Period Certain (fixed or variable). Periodic payments are made to the designated payee during the Primary Annuitant’s lifetime, with payments guaranteed for a specified period. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election or until the end of the period certain period, whichever is later. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts and Qualified Plans. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die after the first payment has been processed, payments will continue for any remainder of the Period Certain time frame.

We may discontinue offering any of the additional annuity options referenced above or add additional annuity options in the future. If we discontinue offering or add additional annuity options, we will amend this Prospectus to reflect any changes.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The variable payment amount will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next Business Day.

Your initial annuity payment must be at least $20. If the initial annuity payment will be less than $20, we may terminate the Contract and pay you the Net Contract Value.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 1.5% and the Annuity 2000 Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 4% and the Annuity 2000 Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment and a lower assumed investment return would mean a lower first variable annuity payment. However, subsequent payments would increase only when actual net investment performance exceeds the assumed rate and would fall when actual net investment performance is less than the assumed rate. If the actual net investment performance is a constant 4% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of the sole surviving Annuitant’s death or of any Contract Owner while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions, In Proper Form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. State unclaimed property regulations may shorten the amount of time a recipient has to make a death benefit election. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

• Owner,

• Joint Owner,

• Beneficiary, or

• Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death Benefit Amount (For Contracts issued on or after November 3, 2014)

If the sole surviving Annuitant or an Owner dies before the Annuity Date, we calculate the Death Benefit Amount as of the Notice Date and the death benefit proceeds will be paid in accordance with the Death Benefit Proceeds section above.

Here are a few definitions regarding the Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal. This amount may be adjusted if there is an Owner change as described below.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• the Total Adjusted Purchase Payments.

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Total Adjusted Purchase Payments on the effective date of the Owner change (“Change Date”) will be reset to the lesser of:

• the Contract Value as of the Change Date, or

• the Total Adjusted Purchase Payments as of the Change Date.

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by a Pro Rata Reduction for any withdrawals made after the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change will not trigger a reset.

See DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS APPENDIX.

Death Benefit Amount (For Contracts issued before November 3, 2014)

The Death Benefit Amount is a standard benefit and as of any Business Day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

We calculate the Death Benefit Amount as of the Notice Date and the death benefit will be paid in accordance with the Death Benefit Proceeds section above.

See DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT SAMPLE CALCULATIONS APPENDIX.

Optional Living Benefit Riders and the Death Benefit Amount

If you purchase an optional guaranteed minimum withdrawal benefit rider, and while the Rider is in effect, the aggregate Purchase Payments under the Death Benefit Amount will be reduced by withdrawals in a different manner than if you did not purchase the Rider. This may result in a different Death Benefit Amount that is paid in accordance with the Death Benefit Proceeds section above. See the applicable Death Benefit Amount Adjustment subsection in OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX for additional information.

If the Rider terminates before the death of an Owner or sole surviving Annuitant, withdrawals while the Rider was in effect will adjust the aggregate Purchase Payments under the Death Benefit Amount on a proportionate basis.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. If you have purchased an optional living benefit Rider, please refer to the Rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Death of Annuitant

If a sole surviving Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

If there is more than one Annuitant and an Annuitant who is not an Owner dies, no death benefit proceeds will be payable (unless owned by a Non-Natural Owner). The designated sole Annuitant will then be the first living person in the following order:

• a surviving Joint Annuitant, or

• a surviving Contingent Annuitant.

Death of Owner

If a Contract Owner dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint or Contingent Annuitants, the death benefit proceeds will be payable on proof of death of the first Annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner (however, under the terms of your Contract, you cannot change the Primary Annuitant). The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any Annual Fee, withdrawal charge and premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES - Non-Natural Persons as Owners section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof, In Proper Form, of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for life, life with period certain, period certain only, or a scheduled payout option. Any life with period certain or period certain only option may not exceed the life expectancy of the Beneficiary. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse Beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or when the surviving spouse turns 72.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments period certain only. Period certain only annuity options are limited. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. IRS and Treasury have released proposed regulations that require a beneficiary to take distributions “at least as rapidly” as the Owner/Annuitant died after his RBD and had begun receiving minimum distributions. These proposed regulations require the beneficiary to continue receiving distributions during the 10 years following the Owner/Annuitant’s death. Please consult your tax advisor for more information about these new proposed regulations and the impact they may have on your situation.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for a Period Certain of 5 through 9 years. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Stepped-Up Death Benefit II

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest of the Owner’s or Annuitant’s 81st birthday) increased by the amount of additional Purchase Payments and decreased by withdrawals that you make.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date. An Owner change may only be elected if the age of any new Owner is 75 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

How the Rider Works

Here are a few definitions regarding the Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal. This amount may be adjusted if there is an Owner change as described below.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than actual amount withdrawn.

If you purchase this Rider, upon the death of an Owner or sole surviving Annuitant (first Annuitant for Non-Natural Owners), prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Death Benefit Amount (as of the Notice Date) as described in the applicable Death Benefit Amount section above.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of an Owner or the sole surviving Annuitant (first Annuitant for Non-Natural Owners), prior to the Annuity Date. The Guaranteed Minimum Death Benefit Amount may be different if an Owner change occurs (see the Owner Change subsection below).

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs before death benefit proceeds become payable and before the oldest Owner or Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider and no Owner change occurred as outlined in the Owner Change subsection below. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Guaranteed Minimum Death Benefit Amount will be reset to equal the Total Adjusted Purchase Payments amount (under the applicable Death Benefit Amount) on the effective date of the Owner change (the “Change Date”). An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change, will not trigger a reset.

On each Contract Anniversary after the Change Date and before the oldest Owner or Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”), we recalculate the Death Benefit Amount for each Milestone Date and set it equal to the greater of:

• the Contract Value on that Contract Anniversary, or

• the Total Adjusted Purchase Payments on the Change Date.

We then adjust the Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of Purchase Payments received by us since that Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

If you purchase a living benefit rider, the Death Benefit Amount Adjustment features under those riders do not affect the death benefit calculation under this rider. See OPTIONAL LIVING BENEFIT RIDERS.

See DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS APPENDIX.

Termination

The Rider will remain in effect until the earlier of:

• the date you reduce your Contract Value to zero (0) through a withdrawal,

• the date death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS – Spousal Continuation),

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Stepped-Up Death Benefit

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest of the Owner’s or Annuitant’s 81st birthday) increased by the amount of additional Purchase Payments and less an adjusted amount for each withdrawal.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date.

How the Rider Works

If you purchase this Rider at the time your application is completed, upon the death of the sole surviving Annuitant (first Annuitant for Non-Natural Owners) or the first Owner, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant (first Annuitant for Non-Natural Owners) or the first death of an Owner, prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs prior to the oldest of the Owner’s or Annuitant’s 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

• subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before the withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

If the death of any Owner (or Annuitant in the case of a Non-Natural Owner) occurs before the first Milestone Date and before the Annuity Date, the death benefit proceeds will be equal to the Death Benefit Amount as of the Notice Date and the Guaranteed Minimum Death Benefit Amount will not apply.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

If you purchase a living benefit rider, the Death Benefit Amount Adjustment features under those riders do not affect the death benefit calculation under this rider. See OPTIONAL LIVING BENEFIT RIDERS.

See DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT SAMPLE CALCULATIONS APPENDIX.

Termination

The Rider will remain in effect until the earlier of:

• the date you reduce your Contract Value to zero (0) through a withdrawal,

• the date death benefit proceeds become payable under the Contract (unless Spousal Continuation is elected),

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option and with prior written notice, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, or if your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section below, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is a withdrawal benefit rider in effect. Partial withdrawals from any fixed option in any Contract Year may be subject to restrictions, such as from a General Account Investment Option under the DCA Plus program.

Amounts transferred or withdrawn from any fixed option may be delayed under extraordinary circumstances. See THE GENERAL ACCOUNT – Withdrawals and Transfers and ADDITIONAL INFORMATION – Timing of Payments and Transactions.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. If you own CoreIncome Advantage Select (Single and Joint) and CoreIncome Advantage 5 Plus (Single and Joint), taking a withdrawal before the age of 65 (CoreIncome Advantage Select Single and Joint) or 59 1/2 (CoreIncome Advantage 5 Plus Single and Joint) or a withdrawal that is greater than the allowed annual withdrawal amount under a rider, may result in adverse consequences such as a reduction in rider benefits, failure to receive lifetime withdrawals under the rider, or termination of the rider. If you own a death benefit rider, taking a withdrawal will reduce the benefits provided by the rider.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described above, during a Contract Year you may withdraw your “eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all Purchase Payments at the beginning of a Contract Year that have an “age” of less than 8 years, plus 10% of any Purchase Payments received during the Contract Year plus 100% of any remaining Purchase Payments that have an age of 8 years or more. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still subject to the withdrawal charge. Withdrawals of mandatory required distributions from certain Qualified Plans and the maximum annual withdrawal amount allowed under a living benefit rider count towards the calculation of the free withdrawal amount for a Contract Year. Any portion of your eligible Purchase Payments not withdrawn during a Contract Year may not be carried over to the next Contract Year.

For Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. Your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that total equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, your Contract Value falls to $14,500; you may withdraw $1,700 (10% of $17,000; $17,000 represents Purchase Payments) free of any withdrawal charges.

The free 10% may also apply to redemptions made after the Annuity Date. See ANNUITIZATION – Choosing Your Annuity Option – Annuity Options for Free Withdrawal amounts that apply to redemptions after the Annuity Date.

Qualified Contracts have special restrictions on withdrawals. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required distributions from certain Qualified Contracts are included within the calculations. For additional information, see Special Restrictions Under Qualified Plans below. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all eligible Purchase Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum Contract Value amount. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59½. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the Pre-Authorized Withdrawals section of the SAI. If you have a guaranteed minimum withdrawal benefit rider in effect, pre-authorized withdrawals cannot take place on your Contract Anniversary.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third-party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

• severance from employment,

• death,

• disability as defined in Section 72(m)(7) of the Code,

• distributions upon termination of a Qualified Plan,

• reaching age 59½, or

• hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of a 403(b) plan, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES - Tax Withholding for Qualified Contracts. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax advisor and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Withdrawal requests received after the close of the New York Stock Exchange will be effective on the following Business Day. We will normally send the proceeds within 7 calendar days after your request is effective. See ADDITIONAL INFORMATION - Timing of Payments and Transactions. If a Purchase Payment is made by check and you submit a withdrawal request immediately afterwards, we may hold the check and the payment of any withdrawal proceeds may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds during the check hold period will not exceed ten Business Days after we receive your withdrawal request In Proper Form. If we delay the payment of withdrawal proceeds during the check hold period, we will calculate the value of your withdrawal proceeds as of the end of the Business Day we received your withdrawal request In Proper Form.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax advisor before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES - 10% Tax Penalty for Early Withdrawals.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10 calendar day period beginning on the calendar day you receive your Contract. If you are replacing another annuity contract or life insurance policy, the Free Look period ends 60 calendar days after you receive your Contract.

The amount of your refund may be more or less than the Purchase Payments you have made. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. If you return your Contract and provide cancellation instructions, it will be cancelled as of the date we receive your Contract and cancellation instructions In Proper Form. You will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges, and minus any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS – Waivers and Reduced Charges. You bear the investment risk for any additional amount credited. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

If your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value, plus any amount that may have been deducted as Contract fees and charges.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional riders are subject to availability (including state availability) and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any optional rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether an optional rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit rider at Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit riders. There are currently no Optional Living Benefits available for purchase.

You can find complete information about each rider and its key features and benefits below.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 calendar days after the Contract Date or, if available, within 60 calendar days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form. You can find complete purchasing and eligibility information about each optional Rider in the Purchasing Your Rider subsection of each Rider.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits, the failure to receive lifetime withdrawals under a Rider, or termination of the Rider. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 calendar day period. We reserve the right to refuse a Reset/Step-Up request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some living benefit riders based upon the client’s age or other factors. You should work with your financial professional to decide whether a living benefit rider is appropriate for you.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial professional before taking a loan.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of a living benefit rider prior to purchase.

Living benefit riders have investment allocation requirements. By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. You can find the requirements in the Living Benefit Investment Allocation Requirements section of the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT—Living Benefit Investment Allocation Requirements.

Multiple Rider Ownership

Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Currently, no withdrawal benefit rider exchanges between riders are available, including between (Single) or (Joint) versions of the same withdrawal benefit rider.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance (if applicable) under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base and any applicable Protected Payment Amount and remaining balance of the annual Protected Payment Amount that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages and lifetime income age requirements that differ between the Riders listed above. Work with your financial professional prior to electing an exchange.

Optional Riders Not Available for Purchase

The CoreIncome Advantage Select (Single), CoreIncome Advantage Select (Joint), CoreIncome Advantage 5 Plus (Single), CoreIncome Advantage 5 Plus (Joint) and Automatic Income Builder Riders are no longer available for purchase. If you purchased one of these Riders, you will find more information about the Rider in OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX.

PACIFIC LIFE & ANNUITY, PACIFIC LIFE, AND THE SEPARATE ACCOUNT

Pacific Life & Annuity Company (PL&A)

PL&A is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products and various other insurance products and services.

Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Our affiliate, Pacific Select Distributors, LLC (PSD), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by the Superintendent of the New York State Department of Financial Services to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Pacific Life

Pacific Life Insurance Company administers the policies sold under this Prospectus. Pacific Life’s executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Separate Account A

Separate Account AIs a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of ours other than those arising from the Contracts. We are obligated to pay all amounts promised to investors under the Contracts.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

Information regarding the Funds available through the Separate Account, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance is available in an appendix to this Prospectus. See the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT. Each Fund has issued a prospectus that contains more detailed information about each Fund, and may be found www.PacificLife.com.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the More on Federal Tax Issues section in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Fund are automatically reinvested in such Fund unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax-exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as nontaxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

• made on or after the date you reach age 59½,

• made by a Beneficiary after your death,

• attributable to your becoming disabled,

• any payments annuitized using a life contingent annuity option,

• attributable to an investment in the Contract made prior to August 14, 1982, or

• any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Please call (800) 748-6907 with any questions about the required withholding information. Financial professionals may call us at (877) 441-2357.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable Regulation 60 paperwork. The form is available by calling your financial professional, by calling our Contract Owner number at (800) 748-6907, or on our website at www.PacificLife.com. Financial professionals can call (877) 441-2357. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days may jeopardize the tax-free treatment of the partial exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) will not be treated as a distribution from either the old or new contract when determining whether the tax treatment described in Rev. Proc. 2011-38 will apply. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you cannot deduct the ordinary income loss as a miscellaneous itemized deduction subject to the 2% floor of AGI. This provision of the 2017 Tax Cuts and Jobs Act is effective for taxable years beginning after December 31, 2017 and sunsets after 2025. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life & Annuity Company

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

• made to a beneficiary after the owner’s/participant’s death,

• attributable to the owner/participant becoming disabled under Section 72(m)(7),

• that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary, and commence after you have separated from service (if payments are made from a qualified retirement plan),

• for certain higher education expenses (IRAs only),

• used to pay for certain health insurance premiums or medical expenses (IRAs only),

• for costs related to the purchase of your first home (IRAs only), and

• (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, that are permitted to be rolled over to an eligible retirement plan, are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA.

Distributions that are not an eligible rollover distribution include:

• any distribution that is a minimum distribution required under the Code, which includes any annuity payment made on or after January 1 of the year you turn age 72 (or 70 ½ if born prior to July 1, 1949);

• any portion of the distribution that is not includable in gross income because it is a return of any after-tax contributions;

• any distribution that is part of a series of substantially equal periodic payments made over your life or the lives or you and your designated beneficiary, or made for fixed period of at least 10 years.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949). The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The Treasury Regulations require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they reach the RBD.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Required Minimum Distributions for Beneficiaries

For Owner/Annuitants who died prior to January 1, 2020, their designated beneficiaries calculate RMDs using the Single Life Table (Table I, Appendix B, Publication 590-B, Distributions from Individual Retirement Arrangements (IRAs)). The table provides a life expectancy factor based on the beneficiary’s age. The account balance is divided by this life expectancy factor to determine the first RMD. The life expectancy is reduced by one for each subsequent year.

For Owner/Annuitants who die after December 31, 2019, the RMD rules for beneficiaries who inherit an account or IRA are different depending on whether the beneficiary is an “eligible designated beneficiary” or not. An eligible designated beneficiary includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the account owner. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. These eligible designated beneficiaries may take their distributions over the beneficiary's life expectancy. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or the surviving spouse’s RBD.

Designated beneficiaries, who are not an eligible designated beneficiary, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. IRS and Treasury have released proposed regulations that require a beneficiary to take distributions “at least as rapidly” as the Owner/Annuitant died after his RBD and had begun receiving minimum distributions. These proposed regulations require the beneficiary to continue receiving distributions during the 10 years following the Owner/Annuitant’s death. Please consult your tax advisor for more information about these new proposed regulations and the impact they may have on your situation.

Non-designated beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death. For IRA distributions, see Publication 590-B, Distribution from Individual Retirement Arrangements (IRAs).

The CARES Act waived RMDs for 2020. This waiver applies to the Owner/Annuitant, as well as to the Beneficiary of an Inherited IRA. If a Beneficiary was subject to the 5 year rule, he or she can now waive the distribution for 2020, effectively taking distributions over a 6-year period rather than a 5-year period.

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

• no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), and

• must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, and

• may be further limited to comply with the RMD requirements for beneficiaries (e.g. the 10-year rule).

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Code Section 403(b) with respect to amounts that accrued after December 31, 1986.

Annuity payments made on or after January 1st of the year the Owner/Annuity turns 72 (or 70½ if born prior to July 1, 1949) are considered RMDs and are therefore not eligible rollover distributions. The Owner/Annuitant may not request a direct or indirect rollover of any annuity payment made on or after this date.

In order to comply with RMD regulations, some riders or benefits may not be available for your Contract.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

• not subject to Title 1 of ERISA,

• issued under Section 403(b) of the Code, and

• issued under a Plan that permits Loans (a “Loan Eligible Plan”).

We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract. See ADDITIONAL INFORMATION – Loans and More on Federal Tax Issues – Loans in the SAI for more information on loans.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts may be available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401 or 403(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 72 (or 70½ if born prior to July 1, 1949). Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you may wish to have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, a 403(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover per 12 month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59½, severance from employment, death, disability, or financial hardship. Code Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and the regulations, we are required to provide information regarding contributions, loans, withdrawals, and hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for certain transactions, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer) which may include obtaining authorization from either your employer or your employer’s third party administrator.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Funds held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Fund held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Fund held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Fund in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Fund held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Funds held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Fund shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

• your Contract Value allocated to the Subaccount corresponding to that Fund, divided by

• the net asset value per share of that Fund.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Loans

You may have only one loan outstanding at any time. The minimum loan amount is $1,000. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. The net amount of interest you pay on your loan will be 2% annually.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the calendar day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. The Contract Debt is not available to pay for any Contract charges while in the Loan Account.Your loan, including principal and accrued interest, generally must be repaid in quarterly installments and loan repayments are not considered Purchase Payments. .

Loans may have a negative impact on Contract Value and the Death Benefit. Taking a loan while an optional living benefit rider is in effect will terminate your Rider. Work with your financial professional before taking a loan. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see Federal Tax Issues – Loans in the SAI.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

Changes to Your Contract

Contract Owner(s)

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax advisor before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner. A Contract cannot name more than two Contract Owners at any time. Any newly-named Contract Owners, including Joint Owners, must be under the age of 86 at the time of change or addition. Additionally, further age limitations may apply if the Contract was issued with an optional death benefit rider. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners. In addition, Contract ownership changes may terminate certain optional living benefit riders. See the Termination subsection for a particular optional living benefit rider. Work with your financial professional prior to making any ownership changes.

If your Contract is Qualified under Code Section 401, the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if the Annuitant or Owner dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents, In Proper Form, and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

Spousal consent may be required to change an IRA Beneficiary. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Section 401 name the Plan as Beneficiary. If the Plan is unable to set up a trust account for Beneficiary payouts, we will pay the designated Plan Beneficiary under certain conditions. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Funds becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Fund will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Fund that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Fund, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and the Superintendent of the New York State Department of Financial Services will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Fund of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by the Superintendent of the New York State Department of Financial Services, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

• cease offering any Subaccount;

• add or change designated investment companies or their funds, or other investment vehicles;

• add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Subaccount;

• permit conversion or exchanges between funds and/or classes of contracts based on the Owners’ requests;

• add, remove or combine Subaccounts;

• combine the assets of any Subaccount with any other of our separate accounts or of any of our affiliates;

• register or deregister Separate Account A or any Subaccount under the 1940 Act;

• operate any Subaccount as a managed investment company under the 1940 Act, or any other form permitted by law;

• run any Subaccount under the direction of a committee, board, or other group;

• restrict or eliminate any voting rights of Owners with respect to any Subaccount or other persons who have voting rights as to any Subaccount;

• make any changes required by the 1940 Act or other federal securities laws;

• make any changes necessary to maintain the status of the Contracts as annuities under the Code;

• make other changes required under federal or state law relating to annuities;

• suspend or discontinue sale of the Contracts; and

• comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 748-6907 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day. Financial professionals may call us at (877) 441-2357.

Please send your forms and written requests or questions to our Service Center:

Pacific Life & Annuity Company

P.O. Box 2829

Omaha, Nebraska 68103-2829

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life & Annuity Company

P.O. Box 2736

Omaha, Nebraska 68103-2736

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life & Annuity Company

6750 Mercy Road, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial professional have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 748-6907 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal and living benefit rider Automatic or Owner Elected Resets/Step-Ups. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized investment program, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible, preferably within 30 calendar days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 calendar days of receiving the quarterly statement. When you write, tell us your name, contract number and a description of the suspected error.

You will also be sent an annual and semi-annual report (shareholder reports) for the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and an affiliate of ours, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial professionals. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial professional who sells you a Contract typically will receive a portion of the compensation, under the financial professional’s own arrangement with his or her broker-dealer. Broker-dealers may generally receive aggregate commissions of up to 5.50% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 0.50%, on an annual basis, of the Account Value considered in connection with the trail commission.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Funds purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.25% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Fund Insurance Series (Class 4) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity® Variable Insurance Products Fund portfolio (Service Class and Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio (Class I) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC, pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Class S) held by our separate accounts.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Reinstatements

If we are the issuer of a Contract that is being replaced, we will reinstate the original Contract within 60 calendar days of the date of delivery of the replacing contract if the Owner decides to keep the original Contract and:

• we receive notification that the replacing contract has been cancelled, including the date of cancellation, and

• the replacing insurer processes a check and forwards it to us.

The original Contract will be reinstated with its original provisions and the amount of the check will be credited to the Contract on the date that all requirements are received In Proper Form. If any charges or fees were deducted from the Contract Value at the time the Contract was replaced, these charges and fees will be credited to the Contract at the time of the reinstatement. Any charges or fees that were scheduled to be processed between the date that the Contract was replaced and the date we completed the reinstatement will be assessed upon completion of the reinstatement processing.

Financial Statements

PL&A’s financial statements and the financial statements of Separate Account A are contained in the Statement of Additional Information.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the 34 Act.

THE GENERAL ACCOUNT

General Information

All amounts allocated to any fixed option become part of our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions, and guidelines established by our Board. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by and subject to our financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts. This disclosure is, however, subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to any fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”). Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will credit interest daily at a rate that compounds over one year to equal the annual effective rate. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than the minimum guaranteed interest rate specified in your Contract.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. No partial withdrawal or transfer may be made from a fixed option within 30 calendar days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30-day waiting period on partial withdrawals and transfers. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if you own an optional withdrawal benefit rider and a partial withdrawal reduces the Net Contract Value to an amount less than $1,000.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate specified in your Contract thereafter.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Purchase Payments to the DCA Plus Fixed Option. The DCA Plus Fixed Option offers you a guaranteed minimum interest rate. You may also use the DCA Plus program, which invests in the DCA Plus Fixed Option, to transfer amounts to the allowable Investment Options to qualify for certain living benefit riders offered under your Contract.

The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. Currently, we are not enforcing the minimum amount you may allocate to the DCA Plus Fixed Option but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum amount you may allocate to the DCA Plus Fixed Option. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that Business Day as a result of any:

• interest, plus

• Purchase Payments allocated to the DCA Plus Fixed Option, plus

• any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that Business Day as a result of any:

• transfers, including transfers to the Loan Account,

• withdrawals, including any applicable withdrawal charges,

• Premium Based Charges,

• amounts applied to provide an annuity, and

• charges for premium taxes and/or other taxes and annual fees.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

• the date death benefit proceeds become payable under the Contract,

• the date you transfer the entire amount from the DCA Plus Fixed Option to another Investment Option,

• the date the Contract is terminated, or

• the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, In Proper Form, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

Currently, you can choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The Business Day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin your Guarantee Term. Monthly transfers will occur on the same Business Day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that Business Day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52 / 6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.94. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56 / 5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Purchase Payments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Purchase Payment in the order received.

Example: (using the previous example): On July 15, an additional $5,000 Purchase Payment is allocated to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30 / 4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.72.

Transfers

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

DCA Plus Fixed Option interest is compounded annually and credited to your Contract daily. The Guaranteed Interest Rate is credited on a declining balance as money is transferred from the DCA Plus Fixed Option to the selected Variable Investment Options. The equivalent annual rate reflects the amount of interest that will be transferred to selected Variable Investment Options over the entire Guarantee Term divided by the amount originally invested in the DCA Plus Fixed Option.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 4.00% with a Guarantee Term of 12 months. Over the entire Guarantee Term, $216.33 of interest is transferred to the selected Variable Investment Options. The equivalent annual rate will equal 2.16% during the Guarantee Term.

APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at PacificLife.com/Prospectuses. You can also request this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See the Living Benefit Investment Allocation Requirements section after the Fund table below.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund Class II; American Century Investment Management, Inc.	0.90% [1]	23.02%	9.25%	12.67%
Provide you with a high level of current income. Its secondary investment objective is capital appreciation.	American Funds IS American High-Income Trust Class 4; Capital Research and Management CompanySM	0.80%[1]	8.18%	6.32%	6.01%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds IS Asset Allocation Fund Class 4; Capital Research and Management CompanySM	0.80%	14.84%	11.43%	11.10%
The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. Secondary objective is to provide growth of capital.	American Funds IS Capital Income Builder® Class 4; Capital Research and Management CompanySM	0.77% [1]	14.68%	7.97%	N/A
Provide you with long-term growth of capital while providing current income.	American Funds IS Capital World Growth and Income Fund Class 4; Capital Research and Management CompanySM	0.92%[1]	14.46%	12.99%	11.39%
The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds IS Capital World Bond Fund Class 4; Capital Research and Management CompanySM	1.00%	-5.18%	3.24%	1.85%
Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	American Funds IS Global Balanced Fund Class 4; Capital Research and Management CompanySM	1.01%[1]	10.46%	10.31%	8.02%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Provide long-term growth of capital.	American Funds IS Global Growth Fund Class 4; Capital Research and Management CompanySM	0.92%[1]	16.14%	19.39%	15.41%
Provide long-term growth of capital.	American Funds IS Global Small Capitalization Fund Class 4; Capital Research and Management CompanySM	1.15%[1]	6.43%	15.16%	12.24%
Provide growth of capital.	American Funds IS Growth Fund Class 4; Capital Research and Management CompanySM	0.85%	21.69%	25.12%	19.44%
Provide long-term growth of capital and income.	American Funds IS Growth-Income Fund Class 4; Capital Research and Management CompanySM	0.79%	23.80%	16.10%	15.14%
Provide long-term growth of capital.	American Funds IS International Fund Class 4; Capital Research and Management CompanySM	1.04%	-1.71%	9.37%	7.88%
Provide long-term growth of capital while providing current income.	American Funds IS International Growth and Income Fund Class 4; Capital Research and Management CompanySM	1.03%[1]	5.09%	8.49%	6.72%
Provide long-term capital appreciation.	American Funds IS New World Fund® Class 4; Capital Research and Management CompanySM	1.07%[1]	4.63%	12.96%	8.41%
Provide as high a level of current income as is consistent with the preservation of capital.	American Funds IS The Bond Fund of America Class 4; Capital Research and Management CompanySM	0.70%[1]	-0.59%	3.96%	3.02%
Provide a high level of current income consistent with prudent investment risk and preservation of capital.	American Funds IS U.S. Government Securities Fund Class 4; Capital Research and Management CompanySM	0.72%[1]	-0.88%	3.04%	2.08%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds IS Washington Mutual Investors Fund Class 4; Capital Research and Management CompanySM	0.77%[1]	27.51%	12.22%	13.53%
Seeks long-term growth of capital.	BlackRock Capital Appreciation V.I. Fund Class III; BlackRock Advisors, LLC	1.05%[1]	20.89%	25.03%	18.26%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class III; BlackRock Advisors, LLC	1.00%[1]	6.42%	9.71%	7.68%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2; Fidelity Management & Research Co. LLC	0.85%	27.51%	19.87%	16.35%
Seeks high total return.	Fidelity® VIP FundsManager® 60% Portfolio Service Class 2; Fidelity Management & Research Co. LLC	0.90%[1]	12.21%	11.10%	9.44%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class; Fidelity Management & Research Co. LLC	0.33%	0.01%	0.76%	0.39%
Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Service Class 2; Fidelity Management & Research Co. LLC	0.91%	3.44%	5.11%	4.47%
Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I; First Trust Advisors L.P.	1.19%[1]	12.25%	9.54%	8.92%
Seeks capital appreciation, with income as a secondary goal.	Franklin Allocation VIP Fund Class 2; Franklin Advisers, Inc.	0.82%[1]	11.68%	8.64%	8.96%
Seeks capital appreciation.	Franklin Mutual Global Discovery VIP Fund Class 2; Franklin Mutual Advisers, LLC	1.23%	19.13%	6.42%	8.47%
Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Rising Dividends VIP Fund Class 2; Franklin Advisers, Inc.	0.88%	26.79%	16.81%	14.40%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund Series II; Invesco Advisers, Inc.	0.80%	18.35%	9.27%	10.28%
Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio Service Shares; Janus Henderson Investors US LLC	0.86%	19.91%	14.10%	11.53%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio Class VC; Lord, Abbett & Co., LLC	0.89%	3.28%	5.66%	6.33%
Seeks income and capital appreciation to produce a high total return.	Lord Abbett Total Return Portfolio Class VC; Lord, Abbett & Co., LLC	0.71%	-0.24%	3.61%	3.32%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class; Massachusetts Financial Services Company	1.02%[1]	25.66%	22.53%	17.29%
Seeks total return.	MFS® Total Return Series – Service Class; Massachusetts Financial Services Company	0.86%[1]	13.84%	11.61%	9.65%
Seeks total return.	MFS® Utilities Series – Service Class; Massachusetts Financial Services Company	1.03%[1]	13.82%	11.61%	9.65%
Seeks capital appreciation.	MFS® Value Series – Service Class; Massachusetts Financial Services Company	0.95%[1]	25.16%	11.97%	13.13%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Diversified Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Western Asset Management Company, LLC)	0.64%	-1.93%	5.21%	4.67%
Seeks dividend income and long-term capital appreciation.	Pacific Select Fund Dividend Growth Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.87%	25.80%	16.99%	15.34%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Global Investors, LLC.)	1.00%[1]	-6.12%	2.27%	N/A
Seeks long-term growth of capital.	Pacific Select Fund Emerging Markets Portfolio Class I; Pacific Life Fund Advisors LLC (Invesco Advisers, Inc.)	1.05%	-8.28%	9.86%	6.28%
Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Pacific Select Fund Equity Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.27%	28.37%	18.13%	16.22%
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Portfolio Class I; Pacific Life Fund Advisors LLC	0.82%[1]	N/A	N/A	N/A
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.80%[1]	N/A	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.91%	4.62%	4.20%	N/A
Seeks long-term growth of capital.	Pacific Select Fund Focused Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Janus Henderson Investors US LLC)	0.95%	19.79%	24.99%	20.06%
Seeks long-term growth of capital.	Pacific Select Fund Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.77%	23.42%	24.77%	19.09%
Seeks a high level of current income.	Pacific Select Fund High Yield Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.63%	5.42%	5.78%	6.10%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.67%	5.69%	5.35%	3.16%
Seeks to maximize total return.	Pacific Select Fund Intermediate Bond Portfolio Class I; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.63%	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Growth Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	1.04%	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Large-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.98%[1]	14.78%	12.85%	9.64%
Seeks long-term growth of capital.	Pacific Select Fund International Small-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM, LLC.)	1.09%	13.87%	8.77%	9.60%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	Pacific Select Fund International Value Portfolio Class I; Pacific Life Fund Advisors LLC (Wellington Management Company LLP)	0.90%	20.36%	6.14%	5.65%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.89%[1]	20.27%	24.57%	18.88%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.83%	26.12%	12.12%	12.78%
Seeks long-term growth of capital	Pacific Select Fund Large-Cap Core Portfolio Class I (formerly called Main Street® Core Portfolio); Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management, Inc.)	0.67%	27.76%	15.75%	15.16%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Managed Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.62%[1]	-1.13%	3.88%	3.53%
Seeks capital appreciation.	Pacific Select Fund Mid-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Scout Investments, Inc.)	0.88%	16.40%	15.01%	13.94%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Delaware Investments Fund Advisers)	0.90%[1]	16.67%	25.37%	17.02%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Boston Partners Global Investors, Inc.)	0.93%	27.03%	11.37%	12.38%
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	6.44%	7.83%	6.88%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	14.33%	12.14%	10.71%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	10.62%	10.14%	8.86%
Seeks high, long-term capital appreciation.	Pacific Select Fund Portfolio Optimization Aggressive-Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.96%	15.68%	11.59%	10.63%
Seeks current income and preservation of capital.	Pacific Select Fund Portfolio Optimization Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.82%	2.20%	5.12%	4.77%
Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Select Fund Portfolio Optimization Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.91%	13.12%	10.63%	9.73%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Portfolio Optimization Moderate Portfolio Class I; Pacific Life Fund Advisors LLC	0.87%	9.18%	8.88%	8.18%
Seeks current income and moderate growth of capital.	Pacific Select Fund Portfolio Optimization Moderate-Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.86%	6.28%	7.24%	6.60%
Seeks current income and long-term capital appreciation.	Pacific Select Fund Real Estate Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Real Estate Investors LLC)	0.98%[1]	40.32%	11.23%	11.02%
Seeks current income; capital appreciation is of secondary importance.	Pacific Select Fund Short Duration Bond Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.63%	-0.45%	1.97%	1.61%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Franklin Mutual Advisers, LLC & BlackRock Investment Management, LLC)	0.90%[1]	26.46%	9.37%	11.62%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks capital appreciation; no consideration is given to income.	Pacific Select Fund Small-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.84%	1.69%	23.46%	14.55%
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.54%	14.24%	11.38%	12.67%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (AllianceBernstein L.P)	0.98%	35.61%	9.36%	11.67%
Seeks long-term growth of capital.	Pacific Select Fund Value Portfolio Class I; Pacific Life Fund Advisors LLC (American Century Investment Management, Inc.)	0.86%[1]	21.64%	7.82%	10.93%
Seeks to provide long-term total return from a combination of income and capital gains.	Pacific Select Fund Value Advantage Portfolio Class I; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.89%	28.52%	10.52%	10.84%
Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	State Street Total Return V.I.S. Fund Class 3; SSGA Funds Management, Inc.	0.92%	13.20%	8.37%	7.78%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund Class 2; Franklin Advisers, Inc.	0.76%[1]	-4.99%	-0.94%	1.13%
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund Class S; Van Eck Associates Corporation	1.34%	18.68%	1.99%	-0.37%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.
LIVING BENEFIT INVESTMENT ALLOCATION REQUIREMENTS

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider, you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value according to the following requirements:

• 100% to one allowable Asset Allocation Model, or

• 100% among allowable Investment Options.

You may also use the DCA Plus program to transfer amounts to an Asset Allocation Model or among the Investment Options listed below. Currently, the allowable Asset Allocation Models and Investment Options are as follows:

Allowable Asset Allocation Models
Custom Model[1] Asset allocation models (certain Sample Portfolios2) available through your financial professional
Allowable Investment Options
American Funds IS Asset Allocation Fund	Pacific Dynamix – Moderate Growth Portfolio
BlackRock Global Allocation V.I. Fund	Pacific Dynamix – Growth Portfolio[1]
Fidelity® VIP FundsManager 60% Portfolio	Portfolio Optimization Conservative Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio	Portfolio Optimization Moderate-Conservative Portfolio
Franklin Allocation VIP Fund	Portfolio Optimization Moderate Portfolio
Janus Henderson Balanced Portfolio	Portfolio Optimization Growth Portfolio[1]
MFS Total Return Series	PSF ESG Diversified Growth Portfolio
Pacific Dynamix – Conservative Growth Portfolio	State Street Total Return V.I.S. Fund

1 Only available for optional living benefit riders with a Rider Effective Date before May 1, 2012.

2 Only available for optional living benefit riders with a Rider Effective Date before May 1, 2015.

You may transfer your entire Contract Value between an allowable asset allocation model and allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value to either one allowable asset allocation model or among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Asset Allocation Models – Custom Model. You may also make transfers between the Investment Options available under the Custom Model program as long as you follow the Custom Model parameters. However, if you make transfers, subsequent Purchase Payments or change the allocation percentages within your Custom Model and they do not comply with the Custom Model parameters, you will no longer be participating in the Custom Model program and your Rider will terminate. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Custom Model for information about the program.

Allowable Investment Options. You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract.

We reserve the right to add or remove allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions). If you already invested in an allowable Investment Option, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

Our right to add or remove allowable asset allocation programs or allowable Investment Options, may limit the number of Investment Options that are available to you under your Contract in the future. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Please discuss with your financial professional if this Contract is appropriate for you given our right to make changes to the allowable Investment Options.

We will send you written notice in the event any transaction made by you will involuntarily cause the rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 30 calendar days starting from the date of our written notice (“30 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the rider. If you take appropriate corrective action and continue the rider, the rider benefits and features available immediately before the terminating event will remain in effect.

Our right to add or remove allowable Investment Options, may limit the number of Investment Options that are available to you under your Contract in the future. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Please discuss with your financial professional if this Contract is appropriate for you given our right to make changes to the allowable Investment Options.

Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II

SAMPLE CALCULATIONS APPENDIX

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount under the Contract and the optional Stepped-Up Death Benefit II and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

THE EXAMPLES BELOW ASSUME NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE

Death Benefit Amount

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $83,629 (Total Adjusted Purchase Payment prior to the withdrawal × (1 − Pro Rata Reduction); $95,000 × (1 − 11.97%); $95,000 × 88.03% = $83,629). Since the Total Adjusted Purchase Payments were greater than the Contract Value at the time of the withdrawal, the Pro Rata Reduction resulted in the Total Purchase Payments being reduced by a greater amount than the withdrawal amount.

During Contract Year 14, death occurs. The Death Benefit Amount will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

Stepped-Up Death Benefit II

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Total Adjusted Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Total Adjusted Purchase Payment and Guaranteed Minimum (Stepped-Up) Death Benefit Amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 − Pro Rata Reduction); $142,647 × (1 − 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Total Adjusted Purchase Payments) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Death Benefit Amount is $95,000 because the Total Adjusted Purchase Payment Amount ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Total Adjusted Purchase Payments of $95,000).

THE EXAMPLES BELOW ASSUME OWNER CHANGE TO SOMEONE OTHER THAN PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER IS ADDED THAT IS NOT A SPOUSE OF THE OWNER

Death Benefit Amount

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 8.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
Owner Change			$100,735	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 8, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $95,000 since the Total Adjusted Purchase Payments as of the Change Date ($95,000) is less than the Contract Value as of the Change Date ($100,735).

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will reduced by any Pro Rata Reduction for withdrawals made after the Change Date.

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payments amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $83,629 (Total Adjusted Purchase Payments amount prior to the withdrawal x (1 - Pro Rata Reduction); $95,000 x (1 - 11.97%); $95,000 x 88.03% = $83,629). Since the Total Adjusted Purchase Payments were greater than the Contract Value at the time of the withdrawal, the Pro Rata Reduction resulted in the Total Purchase Payments being reduced by a greater amount than the withdrawal amount.

During Contract Year 14, death occurs. The Death Benefit Amount will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

Stepped-Up Death Benefit II

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 5.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
5			$138,492	$125,000	$138,492
Owner Change			$140,569	$125,000	$125,000
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Total Adjusted Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 5, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $125,000 since the Total Adjusted Purchase Payments as of the Change Date ($125,000) is less than the Contract Value as of the Change Date ($140,569). In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount will be reset to equal the Total Adjusted Purchase Payments amount ($125,000) as of the Change Date.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Total Adjusted Purchase Payments amount and Guaranteed Minimum (Stepped-Up) Death Benefit Amount are calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $95,000 (Total Adjusted Purchase Payments amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 − Pro Rata Reduction); $142,647 × (1 − 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Total Adjusted Purchase Payments) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Death Benefit Amount is $95,000 because the Total Adjusted Purchase Payments ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Total Adjusted Purchase Payments of $95,000).

DEATH BENEFIT AMOUNT AND STEPPED-UP

DEATH BENEFIT SAMPLE CALCULATIONS APPENDIX

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount under the Contract and the optional Stepped-Up Death Benefit and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Death Benefit Amount

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Return of Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the adjusted Return of Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Return of Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Return of Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Return of Purchase Payment amount is calculated as follows:

First, determine the ratio for the proportionate reduction. The ratio is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the ratio is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Return of Purchase Payment amount. The Return of Purchase Payment amount prior to the withdrawal is multiplied by 1 less the ratio determined above. Numerically, the new Return of Purchase Payment amount is $95,000 (Return of Purchase Payment amount prior to the withdrawal × (1 – ratio); $125,000 × (1 – 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Return of Purchase Payment amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Return of Purchase Payment amount is calculated as follows:

First, determine the ratio for the proportionate reduction. The ratio is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the ratio is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Return of Purchase Payment amount. The Return of Purchase Payment amount prior to the withdrawal is multiplied by 1 less the ratio determined above. Numerically, the new Return of Purchase Payment amount is $83,629 (Return of Purchase Payment prior to the withdrawal × (1 – ratio); $95,000 × (1 – 11.97%); $95,000 × 88.03% = $83,629). Since the Total Adjusted Purchase Payments were greater than the Contract Value at the time of the withdrawal, the Pro Rata Reduction resulted in the Total Purchase Payments being reduced by a greater amount than the withdrawal amount.

During Contract Year 14, death occurs. The Death Benefit Amount will be the Return of Purchase Payments reduced by an amount for each withdrawal ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount would be the Contract Value ($111,666) because that amount is greater than the Return of Purchase Payment (reduced by an amount for withdrawals) of $95,000.

Stepped-Up Death Benefit

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Return of Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the adjusted Return of Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Return of Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Return of Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Return of Purchase Payment and Guaranteed Minimum (Stepped-Up) Death Benefit Amount is calculated as follows:

First, determine the ratio for the proportionate reduction. The ratio is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the ratio is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Return of Purchase Payment amount. The Return of Purchase Payment amount prior to the withdrawal is multiplied by 1 less the ratio determined above. Numerically, the new Return of Purchase Payment amount is $95,000 (Return of Purchase Payment amount prior to the withdrawal × (1 – ratio); $125,000 × (1 – 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the ratio determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 – ratio); $142,647 × (1 – 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Return of Purchase Payments adjusted for withdrawals) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Death Benefit Amount is $95,000 because the Return of Purchase Payment Amount ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Return of Purchase Payments of $95,000).

OPTIONAL RIDERS NOT AVAILABLE
FOR PURCHASE APPENDIX

CoreIncome Advantage Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XI Rider - Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 4.5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4.5% of the Protected Payment Base computed on that date. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Protected Payment Amount will equal 4.5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Protected Payment Amount is 4.5% of the Protected Payment Base. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the aggregate Purchase Payments under the Death Benefit Amount, then the aggregate Purchase Payments will be reduced by an amount greater than the amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4.5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES. – Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Death Benefit Amount Adjustment

While this Rider is in effect, the aggregate Purchase Payments component of the Death Benefit Amount under the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits – Death Benefit Amount) will be reduced by withdrawals based on either the amount withdrawn (a dollar-for-dollar basis) or on a proportionate basis. The calculation method used will depend on the amount withdrawn at the time of the withdrawal as compared to your Protected Payment Amount at the time of the withdrawal.

If a withdrawal does not exceed your Protected Payment Amount immediately prior to that withdrawal, then the aggregate Purchase Payments under the Death Benefit Amount will be reduced by the amount of the withdrawal (dollar-for-dollar basis).

If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will reduce the aggregate Purchase Payments under the Death Benefit Amount by the amount of the Protected Payment Amount plus we will make a proportionate reduction for the amount in excess of the Protected Payment Amount.

If an Early Withdrawal occurs, then the aggregate Purchase Payments under the Death Benefit Amount will be reduced on a proportionate basis based on the total amount of the withdrawal.

See examples 6, 7 and 8 in Sample Calculations below for numerical examples of the adjustments to the Death Benefit Amount. If this Rider terminates before the death of an Owner or sole surviving Annuitant, withdrawals while this Rider was in effect will adjust the aggregate Purchase Payments component of the Death Benefit Amount on a proportionate basis. If this Rider terminates as a result of the death of an Owner or sole surviving Annuitant, then the aggregate Purchase Payments component of the Death Benefit Amount will be adjusted as described above.

This Rider has no effect on the death benefit calculation under any optional death benefit rider. A Reset does not alter the adjustment calculation of the aggregate Purchase Payments under the Death Benefit Amount. However, a Reset will change the Protected Payment Base which is used to determine the annual withdrawal amount under the Rider. See the Reset of Protected Payment Base subsection for more information on Resets.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See example 9 below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year. While this Rider is in effect, an RMD Withdrawal will also reduce the aggregate Purchase Payments under the Death Benefit Amount by the RMD Withdrawal amount (dollar-for-dollar basis).

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we reject or restrict any additional Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any subsequent Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACTand no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes to or from certain trusts or adding or removing the Owner’s spouse),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount and the Designated Life is age 59½ or older, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached Sample Calculations below. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XI Rider – Joint Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 4.5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4.5% of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 59½ years of age, the

Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 59½, the Protected Payment Amount will equal 4.5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is 4.5% of the Protected Payment Base. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the aggregate Purchase Payments under the Death Benefit Amount, then the aggregate Purchase Payments will be reduced by an amount greater than the amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4.5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the

Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES– Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Death Benefit Amount Adjustment

While this Rider is in effect, the aggregate Purchase Payments component of the Death Benefit Amount under the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits – Death Benefit Amount) will be reduced by withdrawals based on either the amount withdrawn (a dollar-for-dollar basis) or on a proportionate basis. The calculation method used will depend on the amount withdrawn at the time of the withdrawal as compared to your Protected Payment Amount at the time of the withdrawal.

If a withdrawal does not exceed your Protected Payment Amount immediately prior to that withdrawal, then the aggregate Purchase Payments under the Death Benefit Amount will be reduced by the amount of the withdrawal (dollar-for-dollar basis).

If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will reduce the aggregate Purchase Payments under the Death Benefit Amount by the amount of the Protected Payment Amount plus we will make a proportionate reduction for the amount in excess of the Protected Payment Amount.

If an Early Withdrawal occurs, then the aggregate Purchase Payments under the Death Benefit Amount will be reduced on a proportionate basis based on the total amount of the withdrawal.

See examples 6, 7 and 8 in Sample Calculations below for numerical examples of the adjustments to the Death Benefit Amount.

If this Rider terminates before the death of an Owner or sole surviving Annuitant, withdrawals while this Rider was in effect will adjust the aggregate Purchase Payments component of the Death Benefit Amount on a proportionate basis. If this Rider terminates as a result of the death of all Designated Lives eligible for lifetime benefits, then the aggregate Purchase Payments component of the Death Benefit Amount will be adjusted as described above.

This Rider has no effect on the death benefit calculation under any optional death benefit rider. A Reset does not alter the adjustment calculation of the aggregate Purchase Payments under the Death Benefit Amount. However, a Reset will change the Protected Payment Base which is used to determine the annual withdrawal amount under the Rider. See the Reset of Protected Payment Base subsection for more information on Resets.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 59½ or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See example 9 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year. While this Rider is in effect, an RMD Withdrawal will also reduce the aggregate Purchase Payments under the Death Benefit Amount by the RMD Withdrawal amount (dollar-for-dollar basis).

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we reject or restrict any additional Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount and the youngest Designated Life is age 59½ or older, or

• the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached Sample Calculations below. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions (such as through withdrawals, withdrawal fees, and taxes), and increases and/or decreases in the investment performance of the Subaccount.

The examples apply to CoreIncome Advantage Select (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $9,000 (4.5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $9,315 (4.5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$4,315
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$9,315
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$9,742

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $9,315 (4.5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $9,315 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $9,742 (4.5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$183,940	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$183,940	$8,277
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$8,640

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes, and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld) plus withdrawal charges.

• Net amount ÷ (1 - .35) + withdrawal charges (if applicable) = Gross Amount

Because the $30,000 gross withdrawal during Contract Year 2 exceeds the $9,315 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $9,315 = $20,685.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $20,685 ÷ ($195,000 - $9,315) = 0.1114 or 11.14%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 11.14%) = $183,940.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4.5% and then subtracting all of the withdrawals made during that Contract Year:
(4.5% × $207,000) – $30,000 = -$20,685 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$9,225

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 ×

11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $9,225 (4.5% x $205,000) since the Designated Life reached age 59½.

Example #6 – Death Benefit Amount Adjustment for a Withdrawal That Does Not Exceed the Protected Payment Amount.

This example shows how the aggregate Purchase Payments under the Death Benefit Amount is adjusted for a withdrawal that does not exceed the Protected Payment Amount. This table assumes that the Protected Payment Amount is $4,500 prior to the withdrawal. Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Death Benefit Amount[1]	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Year 2 Contract Anniversary			$80,000	$100,000	$4,500
Activity		$3,000	$77,000	$97,000	$1,500

1 The greater of the Contract Value or the aggregate Purchase Payments represents the Death Benefit Amount.

Because the $3,000 withdrawal in Contract Year 2 was less than the Protected Payment Amount, the aggregate Purchase Payments are reduced by the $3,000 withdrawal to $97,000.

If death were to occur at this point, the Death Benefit Amount would be $97,000 since the aggregate Purchase Payments ($97,000) are greater than the Contract Value ($77,000).

Example #7 – Death Benefit Amount Adjustment for a Withdrawal That Exceeds the Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Protected Payment Amount prior to withdrawal in year 2 = $4,500

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Death Benefit Amount[1]	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Year 2 Contract Anniversary			$80,000	$100,000	$4,500
Activity		$10,000	$70,000	$88,548	$0

1 The greater of the Contract Value or the aggregate Purchase Payments represents the Death Benefit Amount.

As the withdrawal during Contract Year 2 exceeded the Protected Payment Amount immediately prior to the withdrawal ($4,500), the aggregate Purchase Payments under the Death Benefit Amount (“aggregate Purchase Payments”) are reduced to $88,548. The reduction in the aggregate Purchase Payments is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount (prior to the withdrawal). Numerically, the excess withdrawal amount is $5,500 (total withdrawal amount - Protected Payment Amount; $10,000 - $4,500 = $5,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value - Protected Payment Amount). Numerically, the ratio is 7.28% ($5,500 / ($80,000 - $4,500); $5,500 / $75,500 = 0.0728 or 7.28%).

Third, determine the new aggregate Purchase Payments amount. The aggregate Purchase Payments amount (prior to the withdrawal) less the Protected Payment Amount (prior to the withdrawal) is multiplied by 1 less the ratio determined above. Numerically, the new aggregate Purchase Payments amount is $88,548 (aggregate Purchase Payments - Protected Payment Amount x (1 - ratio); ($100,000 - $4,500) x (1 - 7.28%); $95,500 x 92.72% = $88,548).

If death were to occur at this point, the Death Benefit Amount would be $88,548 since the aggregate Purchase Payments ($88,548) are greater than the Contract Value ($70,000).

Example #8 – Death Benefit Amount Adjustment for an Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Every Owner and Annuitant (youngest Designated Life for Joint) is 56½ years old.

• Protected Payment Amount prior to withdrawal in year 2 = $0

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Death Benefit Amount[1]	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Year 2 Contract Anniversary			$80,000	$100,000	$0
Activity		$4,500	$75,500	$94,370	$0

1 The greater of the Contract Value or the aggregate Purchase Payments represents the Death Benefit Amount.

As the withdrawal during Contract Year 2 exceeded the Protected Payment Amount immediately prior to the withdrawal ($0), the aggregate Purchase Payments under the Death Benefit Amount (“aggregate Purchase Payments”) are reduced to $94,370. The reduction in the aggregate Purchase Payments is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount ($4,500) because the withdrawal occurred before age 59½ (Protected Payment Amount is $0).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by the Contract Value. Numerically, the ratio is 5.63% ($4,500 / $80,000 = 0.0563 or 5.63%).

Third, determine the new aggregate Purchase Payments amount. The aggregate Purchase Payments amount (prior to the withdrawal) is multiplied by 1 less the ratio determined above. Numerically, the new aggregate Purchase Payments amount is $94,370 (aggregate Purchase Payments x (1 - ratio); $100,000 x (1 - 5.63%); $100,000 x 94.37% = $94,370).

If death were to occur at this point, the Death Benefit Amount would be $94,370 since the aggregate Purchase Payments ($94,370) are greater than the Contract Value ($75,500).

Example #9 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary				$100,000	$4,500
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$2,625

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2021 Contract Anniversary				$100,000	$4,500
06/15/2021	$1,875			$100,000	$2,625
09/15/2021	$1,875			$100,000	$750
12/15/2021	$1,875			$100,000	$0
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$0
05/01/2022 Contract Anniversary				$100,000	$4,500

Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary			$0	$100,000	$4,500
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$2,625
04/01/2021		$2,000		$100,000	$625
05/01/2021 Contract Anniversary				$100,000	$4,500
06/15/2021	$1,875			$100,000	$2,625
09/15/2021	$1,875			$100,000	$750
11/15/2021		$4,000		$96,360	$0

On 3/15/21 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/20 through 4/30/21) did not exceed the Protected Payment Amount of $4,500 there was no adjustment to the Protected Payment Base. On 5/1/21, the Protected Payment Amount was re-calculated (4.5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/21, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,500). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($750), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,360.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $750

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $750. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,250 (total withdrawal amount Protected Payment Amount; $4,000 – $750 = $3,250).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.64% ($3,250 ÷ ($90,000 – $750); $3,250 ÷ $89,250 = 0.0364 or 3.64%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,360 (Protected Payment Base (1 – ratio); $100,000 × (1 – 3.64%); $100,000 × 96.36% = $96,360).

Example #10 – Lifetime Income.

This example applies to CoreIncome Advantage Select (Single) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4.5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $4,500 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,500	$96,489	$100,000	$4,500
2	$4,500	$92,410	$100,000	$4,500
3	$4,500	$88,543	$100,000	$4,500
4	$4,500	$84,627	$100,000	$4,500
5	$4,500	$80,662	$100,000	$4,500
6	$4,500	$76,648	$100,000	$4,500
7	$4,500	$72,583	$100,000	$4,500
8	$4,500	$68,467	$100,000	$4,500
9	$4,500	$64,299	$100,000	$4,500
10	$4,500	$60,078	$100,000	$4,500
11	$4,500	$55,805	$100,000	$4,500
12	$4,500	$51,478	$100,000	$4,500
13	$4,500	$47,096	$100,000	$4,500
14	$4,500	$42,660	$100,000	$4,500
15	$4,500	$38,168	$100,000	$4,500
16	$4,500	$33,619	$100,000	$4,500
17	$4,500	$29,013	$100,000	$4,500
18	$4,500	$24,349	$100,000	$4,500
19	$4,500	$19,626	$100,000	$4,500
20	$4,500	$14,844	$100,000	$4,500
21	$4,500	$10,002	$100,000	$4,500
22	$4,500	$5,099	$100,000	$4,500

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
23	$4,500	$0	$100,000	$4,500
24	$4,500	$0	$100,000	$4,500
25	$4,500	$0	$100,000	$4,500
26	$4,500	$0	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,500), the Protected Payment Base remains unchanged.

Withdrawals of 4.5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Example #11 – Lifetime Income.

This example applies to CoreIncome Advantage Select (Joint) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4.5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Surviving Spouse died during Contract Year 26 after the $4,500 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,500	$96,489	$100,000	$4,500
2	$4,500	$92,410	$100,000	$4,500
3	$4,500	$88,543	$100,000	$4,500
4	$4,500	$84,627	$100,000	$4,500
5	$4,500	$80,662	$100,000	$4,500
6	$4,500	$76,648	$100,000	$4,500
7	$4,500	$72,583	$100,000	$4,500
8	$4,500	$68,467	$100,000	$4,500
9	$4,500	$64,299	$100,000	$4,500
10	$4,500	$60,078	$100,000	$4,500
11	$4,500	$55,805	$100,000	$4,500
12	$4,500	$51,478	$100,000	$4,500
13	$4,500	$47,096	$100,000	$4,500

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
Activity (Death of first Designated Life) 14	$4,500	$42,660	$100,000	$4,500
15	$4,500	$38,168	$100,000	$4,500
16	$4,500	$33,619	$100,000	$4,500
17	$4,500	$29,013	$100,000	$4,500
18	$4,500	$24,349	$100,000	$4,500
19	$4,500	$19,626	$100,000	$4,500
20	$4,500	$14,844	$100,000	$4,500
21	$4,500	$10,002	$100,000	$4,500
22	$4,500	$5,099	$100,000	$4,500
23	$4,500	$0	$100,000	$4,500
24	$4,500	$0	$100,000	$4,500
25	$4,500	$0	$100,000	$4,500
26	$4,500	$0	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,500), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4.5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

CoreIncome Advantage 5 Plus (Single)

(This Rider is called the Guaranteed Withdrawal Benefit VI Rider – Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Early Withdrawal – Any withdrawal that occurs before the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 59½ years of age or older, the Protected Payment Amount is equal to 5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5% of the Protected Payment Base computed on that date. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) reaches age 59½, the Protected

Payment Amount will equal 5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner).

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is 59½ years of age or older, the Protected Payment Amount is 5% of the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the aggregate Purchase Payments under the Death Benefit Amount, then the aggregate Purchase Payments will be reduced by an amount greater than the amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the oldest Owner (youngest Annuitant, in the case of a Non-Natural Owner) is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Death Benefit Amount Adjustment

While this Rider is in effect, the aggregate Purchase Payments component of the Death Benefit Amount under the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits – Death Benefit Amount) will be reduced by withdrawals based on either the amount withdrawn (a dollar-for-dollar basis) or on a proportionate basis. The calculation method used will depend on the amount withdrawn at the time of the withdrawal as compared to your Protected Payment Amount at the time of the withdrawal.

If a withdrawal does not exceed your Protected Payment Amount immediately prior to that withdrawal, then the aggregate Purchase Payments under the Death Benefit Amount will be reduced by the amount of the withdrawal (dollar-for-dollar basis).

If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will reduce the aggregate Purchase Payments under the Death Benefit Amount by the amount of the Protected Payment Amount plus we will make a proportionate reduction for the amount in excess of the Protected Payment Amount.

If an Early Withdrawal occurs, then the aggregate Purchase Payments under the Death Benefit Amount will be reduced on a proportionate basis based on the total amount of the withdrawal.

See examples 6, 7 and 8 in Sample Calculations below for numerical examples of the adjustments to the Death Benefit Amount. If this Rider terminates before the death of an Owner or sole surviving Annuitant, withdrawals while this Rider was in effect will adjust the aggregate Purchase Payments component of the Death Benefit Amount on a proportionate basis. If this Rider terminates as a result of the death of an Owner or sole surviving Annuitant, then the aggregate Purchase Payments component of the Death Benefit Amount will be adjusted as described above.

This Rider has no effect on the death benefit calculation under any optional death benefit rider. A Reset does not alter the adjustment calculation of the aggregate Purchase Payments under the Death Benefit Amount. However, a Reset will change the Protected Payment Base which is used to determine the annual withdrawal amount under the Rider. See the Reset of Protected Payment Base subsection for more information on Resets.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

See example 9 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year. While this Rider is in effect, an RMD Withdrawal will also reduce the aggregate Purchase Payments under the Death Benefit Amount by the RMD Withdrawal amount (dollar-for-dollar basis).

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, market decline, or otherwise), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of an Owner or the date of death of the sole surviving Annuitant,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the Rider Effective Date, to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of an Owner or sole surviving Annuitant. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the date of the death of an Owner or the date of death of the sole surviving Annuitant,

• for Contracts with a Non-Natural Owner, the date of death of any Annuitant,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

CoreIncome Advantage 5 Plus (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit VI Rider - Joint Life in the Contract’s Rider.)

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5% of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 59½, the Protected Payment Amount will equal 5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is 5% of the Protected Payment Base. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of the withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the aggregate Purchase Payments under the Death Benefit Amount, then the aggregate Purchase Payments will be reduced by an amount greater than the amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Death Benefit Amount Adjustment

While this Rider is in effect, the aggregate Purchase Payments component of the Death Benefit Amount under the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits – Death Benefit Amount) will be reduced by withdrawals based on either the amount withdrawn (a dollar-for-dollar basis) or on a proportionate basis. The calculation method used will depend on the amount withdrawn at the time of the withdrawal as compared to your Protected Payment Amount at the time of the withdrawal.

If a withdrawal does not exceed your Protected Payment Amount immediately prior to that withdrawal, then the aggregate Purchase Payments under the Death Benefit Amount will be reduced by the amount of the withdrawal (dollar-for-dollar basis).

If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will reduce the aggregate Purchase Payments under the Death Benefit Amount by the amount of the Protected Payment Amount plus we will make a proportionate reduction for the amount in excess of the Protected Payment Amount.

If an Early Withdrawal occurs, then the aggregate Purchase Payments under the Death Benefit Amount will be reduced on a proportionate basis based on the total amount of the withdrawal.

See examples 6, 7 and 8 in Sample Calculations below for numerical examples of the adjustments to the Death Benefit Amount.

If this Rider terminates before the death of an Owner or sole surviving Annuitant, withdrawals while this Rider was in effect will adjust the aggregate Purchase Payments component of the Death Benefit Amount on a proportionate basis. If this Rider terminates as a result of the death of all Designated Lives eligible for lifetime benefits, then the aggregate Purchase Payments component of the Death Benefit Amount will be adjusted as described above.

This Rider has no effect on the death benefit calculation under any optional death benefit rider. A Reset does not alter the adjustment calculation of the aggregate Purchase Payments under the Death Benefit Amount. However, a Reset will change the Protected Payment Base which is used to determine the annual withdrawal amount under the Rider. See the Reset of Protected Payment Base subsection for more information on Resets.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on this Contract only, and

• the youngest Designated Life is age 59½ or older.

See example 9 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year. While this Rider is in effect, an RMD Withdrawal will also reduce the aggregate Purchase Payments under the Death Benefit Amount by the RMD Withdrawal amount (dollar-for-dollar basis).

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, market decline, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the Rider Effective Date, to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples apply to CoreIncome Advantage 5 Plus (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% x $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 – $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (youngest Designated Life for Joint) is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the oldest Owner (youngest Annuitant for Non-Natural Owner; youngest Designated Life for Joint) has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% × $205,000) since the oldest Owner (youngest Annuitant for Non-Natural Owner; youngest Designated Life for Joint) reached age 59½.

Example #6 – Death Benefit Amount Adjustment for a Withdrawal That Does Not Exceed the Protected Payment Amount.

This example shows how the aggregate Purchase Payments under the Death Benefit Amount is adjusted for a withdrawal that does not exceed the Protected Payment Amount. This table assumes that the Protected Payment Amount is $5,000 prior to the withdrawal. Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Death Benefit Amount[1]	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Year 2 Contract Anniversary			$80,000	$100,000	$5,000
Activity		$3,000	$77,000	$97,000	$2,000

1 The greater of the Contract Value or the aggregate Purchase Payments represents the Death Benefit Amount.

Because the $3,000 withdrawal in Contract Year 2 was less than the Protected Payment Amount, the aggregate Purchase Payments are reduced by the $3,000 withdrawal to $97,000.

If death were to occur at this point, the Death Benefit Amount would be $97,000 since the aggregate Purchase Payments ($97,000) are greater than the Contract Value ($77,000).

Example #7 – Death Benefit Amount Adjustment for a Withdrawal That Exceeds the Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Protected Payment Amount prior to withdrawal in year 2 = $5,000

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Death Benefit Amount[1]	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Year 2 Contract Anniversary			$80,000	$100,000	$5,000
Activity		$10,000	$70,000	$88,664	$0

1 The greater of the Contract Value or the aggregate Purchase Payments represents the Death Benefit Amount.

As the withdrawal during Contract Year 2 exceeded the Protected Payment Amount immediately prior to the withdrawal ($5,000), the aggregate Purchase Payments under the Death Benefit Amount (“aggregate Purchase Payments”) are reduced to $88,664. The reduction in the aggregate Purchase Payments is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount (prior to the withdrawal). Numerically, the excess withdrawal amount is $5,000 (total withdrawal amount - Protected Payment Amount; $10,000 - $5,000 = $5,000).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value - Protected Payment Amount). Numerically, the ratio is 6.67% ($5,000 / ($80,000 - $5,000);$5,000 / $75,000 = 0.0667 or 6.67%).

Third, determine the new aggregate Purchase Payments amount. The aggregate Purchase Payments amount (prior to the withdrawal) less the Protected Payment Amount (prior to the withdrawal) is multiplied by 1 less the ratio determined above. Numerically, the new aggregate Purchase Payments amount is $88,664 (aggregate Purchase Payments - Protected Payment Amount x (1 - ratio); ($100,000 - $5,000) x (1 - 6.67%); $95,000 x 93.33% = $88,664).

If death were to occur at this point, the Death Benefit Amount would be $88,664 since the aggregate Purchase Payments ($88,664) are greater than the Contract Value ($70,000).

Example #8 – Death Benefit Amount Adjustment for an Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Every Owner and Annuitant (youngest Designated Life for Joint) is 56½ years old.

• Protected Payment Amount prior to withdrawal in year 2 = $0

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Death Benefit Amount[1]	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Year 2 Contract Anniversary			$80,000	$100,000	$0
Activity		$5,000	$75,000	$93,750	$0

1 The greater of the Contract Value or the aggregate Purchase Payments represents the Death Benefit Amount.

As the withdrawal during Contract Year 2 exceeded the Protected Payment Amount immediately prior to the withdrawal ($0), the aggregate Purchase Payments under the Death Benefit Amount (“aggregate Purchase Payments”) are reduced to $93,750. The reduction in the aggregate Purchase Payments is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount ($5,000) because the withdrawal occurred before age 59½ (Protected Payment Amount is $0).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by the Contract Value. Numerically, the ratio is 6.25% ($5,000 / $80,000 = 0.0625 or 6.25%).

Third, determine the new aggregate Purchase Payments amount. The aggregate Purchase Payments amount (prior to the withdrawal) is multiplied by 1 less the ratio determined above. Numerically, the new aggregate Purchase Payments amount is $93,750 (aggregate Purchase Payments x (1 - ratio); $100,000 x (1 - 6.25%); $100,000 x 93.75% = $93,750).

If death were to occur at this point, the Death Benefit Amount would be $93,750 since the aggregate Purchase Payments ($93,750) are greater than the Contract Value ($75,000).

Example #9 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
04/01/2007		$2,000		$100,000	$1,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal – amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #10 – Lifetime Income.

This example applies to CoreIncome Advantage 5 Plus (Single) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Example #11 – Lifetime Income.

This example applies to CoreIncome Advantage 5 Plus (Joint) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Surviving Spouse died during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
Activity (Death of first Designated Life) 14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

Automatic Income Builder

(This Rider is called the Guaranteed Withdrawal Benefit III-B Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59½ or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59½ when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant. The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

On any Business Day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59½ or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59½ and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). If you are older than 59½ and if you delay taking withdrawals, this Rider also provides the potential to receive a 0.10% increase in the withdrawal percentage per year, which can increase the percentage that you may withdraw each Contract Year without reducing your Protected Payment Base. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the aggregate Purchase Payments under the Death Benefit Amount, then the aggregate Purchase Payments will be reduced by an amount greater than the amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

On or prior to the date of the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) the withdrawal percentage is determined as follows based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner):

Age	Withdrawal Percentage
Before 59½	4.0%
59½ - 69	4.0%
70 - 84	5.0%
85 and older	6.0%

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken on or after age 59½, the withdrawal percentage will automatically increase according to the table above based on age as of the most recent Contract Anniversary.

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken prior to age 59½, the withdrawal percentage will be 4.0% until the Remaining Protected Balance is depleted and will remain unchanged unless a Reset occurs. If an Automatic Reset or an Owner-Elected Reset occurs and your first withdrawal after that Reset is taken on or after age 59½, the withdrawal percentage will be the withdrawal percentage that corresponds to the age at the time of the first withdrawal.

There is an opportunity for an increase in the withdrawal percentage. The withdrawal percentage in the table above will increase by 0.10% for each Rider year a withdrawal is not taken beginning on the later of the Contract Anniversary following the Owner’s age 59½ or the Rider Effective Date. In addition, the increase in the withdrawal percentage will still be included as you reach a new age band (for example, if your first withdrawal is taken after age 59½ and at age 69 your withdrawal percentage is 4.4%, then your withdrawal percentage would be 5.4% the Contract Anniversary immediately after you turn 70). However, once a withdrawal is taken (including an RMD Withdrawal), regardless of the Owner’s age when the withdrawal is taken, no further 0.10% increase in the withdrawal percentage will be available and eligibility for the 0.10% increase cannot be reinstated with a Reset.

The withdrawal percentage, including any 0.10% increase, will not be reduced as a result of a Reset.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Death Benefit Amount Adjustment

While this Rider is in effect, the aggregate Purchase Payments component of the Death Benefit Amount under the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits – Death Benefit Amount) will be reduced by withdrawals based on either the amount withdrawn (a dollar-for-dollar basis) or on a proportionate basis. The calculation method used will depend on the amount withdrawn at the time of the withdrawal as compared to your Protected Payment Amount at the time of the withdrawal.

If a withdrawal does not exceed your Protected Payment Amount immediately prior to that withdrawal, then the aggregate Purchase Payments under the Death Benefit Amount will be reduced by the amount of the withdrawal (dollar-for-dollar basis).

If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will reduce the aggregate Purchase Payments under the Death Benefit Amount by the amount of the Protected Payment Amount plus we will make a proportionate reduction for the amount in excess of the Protected Payment Amount.

See examples 5 and 6 in Sample Calculations below for numerical examples of the adjustments to the Death Benefit Amount.

If this Rider terminates before the death of an Owner or sole surviving Annuitant, withdrawals while this Rider was in effect will adjust the aggregate Purchase Payments component of the Death Benefit Amount on a proportionate basis. If this Rider terminates as a result of the death of an Owner or sole surviving Annuitant, then the aggregate Purchase Payments component of the Death Benefit Amount will be adjusted as described above.

This Rider has no effect on the death benefit calculation under any optional death benefit rider. A Reset does not alter the adjustment calculation of the aggregate Purchase Payments under the Death Benefit Amount. However, a Reset will change the Protected Payment Base which is used to determine the annual withdrawal amount under the Rider. See the Reset of Protected Payment Base and Remaining Protected Balance subsection for more information on Resets.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount. While this Rider is in effect, an RMD Withdrawal will also reduce the aggregate Purchase Payments under the Death Benefit Amount by the RMD Withdrawal amount (dollar-for-dollar basis).

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the death of an Owner or the date of death of the sole surviving Annuitant.

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59½ and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59½. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59½ when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the increase in the withdrawal percentage cannot be reinstated with a Reset once a withdrawal is taken. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries. If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59½ and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Remaining Protected Balance is greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms, and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is age 59½ or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

Any 0.10% increase to the withdrawal percentage previously added will apply but no further increases to the withdrawal percentage will be added.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = Withdrawal percentage multiplied by the Protected Payment Base = 4% x $100,000 = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• No withdrawals taken.

• Automatic Reset at Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4.0% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, the withdrawal percentage is increased to 4.1%. Additionally, because at Year 2 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,487 (4.1% of the reset Protected Payment Base).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $307,000 ($207,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $12,587 (4.1% of the Protected Payment Base after the Purchase Payment).

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 3.

• Automatic Reset at Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490
Activity		$16,717	$327,277	$321,490	$0	$304,773
Year 4 Contract Anniversary	Prior to Automatic Reset		$327,277	$321,490	$16,717	$304,773
Year 4 Contract Anniversary	After Automatic Reset		$327,277	$327,277	$17,018	$327,277

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($16,717):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $304,773 ($321,490 – $16,717).

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

Because at the Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,018 (5.2% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

• Automatic Resets at Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490
Activity		$30,000	$313,994	$308,437	$0	$291,490
Year 4 Contract Anniversary	Prior to Automatic Reset		$313,994	$308,437	$16,038	$291,490
Year 4 Contract Anniversary	After Automatic Reset		$313,994	$313,994	$16,327	$313,994

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 exceeded the Protected Payment Amount immediately prior to the withdrawal ($16,717), the Protected Payment Base is reduced to $308,437 and the Remaining Protected Balance is reduced to $291,490. The reduction in the Protected Payment Base and the Remaining Protected Balance is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $13,283 (total withdrawal amount – Protected Payment Amount; $30,000 – $16,717 = $13,283).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value prior to the withdrawal Protected Payment Amount). The Contract Value prior to the withdrawal was $343,994, which equals the $313,994 after the withdrawal plus the $30,000 withdrawal amount. Numerically, the ratio is 4.06% ($13,283 ÷ ($343,994 – $16,717); $13,283 ÷ $327,277 = 0.0406 or 4.06%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $308,437 (Protected Payment Base × (1 – ratio); $321,490 × (1 – 4.06%); $321,490 × 95.94% = $308,437).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount and then multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $292,399 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($321,490 – $16,717) × (1 – 4.06%); $304,773 × 95.94% = $292,399).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $291,490 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $321,490 – $30,000 = $291,490).

Therefore, since $291,490 (total withdrawal amount method) is less than $292,399 (proportionate method) the new Remaining Protected Balance is $291,490.

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,327 (5.2% of the reset Protected Payment Base).

Example #5 – Death Benefit Amount Adjustment for a Withdrawal That Does Not Exceed the Protected Payment Amount.

This example shows how the aggregate Purchase Payments under the Death Benefit Amount is adjusted for a withdrawal that does not exceed the Protected Payment Amount. This table assumes that the Protected Payment Amount is $4,000 prior to the withdrawal. Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Death Benefit Amount[1]	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Year 2 Contract Anniversary			$80,000	$100,000	$4,000
Activity		$3,000	$77,000	$97,000	$1,000

1 The greater of the Contract Value or the aggregate Purchase Payments represents the Death Benefit Amount.

Because the $3,000 withdrawal in Contract Year 2 was less than the Protected Payment Amount, the aggregate Purchase Payments are reduced by the $3,000 withdrawal to $97,000.

If death were to occur at this point, the Death Benefit Amount would be $97,000 since the aggregate Purchase Payments ($97,000) are greater than the Contract Value ($77,000).

Example #6 – Death Benefit Amount Adjustment for a Withdrawal That Exceeds the Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Protected Payment Amount prior to withdrawal in year 2 = $4,000

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Death Benefit Amount[1]	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Year 2 Contract Anniversary			$80,000	$100,000	$4,000
Activity		$10,000	$70,000	$88,426	$0

1 The greater of the Contract Value or the aggregate Purchase Payments represents the Death Benefit Amount.

As the withdrawal during Contract Year 2 exceeded the Protected Payment Amount immediately prior to the withdrawal ($4,000), the aggregate Purchase Payments under the Death Benefit Amount (“aggregate Purchase Payments”) are reduced to $88,426. The reduction in the aggregate Purchase Payments is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount (prior to the withdrawal). Numerically, the excess withdrawal amount is $6,000 (total withdrawal amount Protected Payment Amount; $10,000 - $4,000 = $6,000).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value - Protected Payment Amount). Numerically, the ratio is 7.89% ($6,000 / ($80,000 - $4,000); $6,000 / $76,000 = 0.0789 or 7.89%).

Third, determine the new aggregate Purchase Payments amount. The aggregate Purchase Payments amount (prior to the withdrawal) less the Protected Payment Amount (prior to the withdrawal) is multiplied by 1 less the ratio determined above. Numerically, the new aggregate Purchase Payments amount is $88,426 (aggregate Purchase Payments - Protected Payment Amount x (1 - ratio); ($100,000 - $4,000) x (1 - 7.89%); $96,000 x 92.11% = $88,426).

If death were to occur at this point, the Death Benefit Amount would be $88,426 since the aggregate Purchase Payments ($88,426) are greater than the Contract Value ($70,000).

Example #7 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the

Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced by the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount and then multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #8 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 65

• No subsequent Purchase Payments are received.

• Withdrawals, are taken each Contract Year:

• Equal to 4% of the Protected Payment Base in Contract Years 1-5 (age 65-69)

• Equal to 5% of the Protected Payment Base in Contract Years 6-20 (age 70-84)

• Equal to 6% of the Protected Payment Base in Contract Years 21-35 (age 85-99)

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$4,000	$99,000	$100,000	$4,000	$96,000
2	$4,000	$97,970	$100,000	$4,000	$92,000
3	$4,000	$96,909	$100,000	$4,000	$88,000
4	$4,000	$95,816	$100,000	$4,000	$84,000
5	$4,000	$94,691	$100,000	$4,000	$80,000
6	$5,000	$92,532	$100,000	$5,000	$75,000
7	$5,000	$90,308	$100,000	$5,000	$70,000
8	$5,000	$88,017	$100,000	$5,000	$65,000
9	$5,000	$85,657	$100,000	$5,000	$60,000
10	$5,000	$83,227	$100,000	$5,000	$55,000
11	$5,000	$80,724	$100,000	$5,000	$50,000
12	$5,000	$78,146	$100,000	$5,000	$45,000
13	$5,000	$75,490	$100,000	$5,000	$40,000
14	$5,000	$72,755	$100,000	$5,000	$35,000
15	$5,000	$69,937	$100,000	$5,000	$30,000
16	$5,000	$67,035	$100,000	$5,000	$25,000
17	$5,000	$64,046	$100,000	$5,000	$20,000
18	$5,000	$60,968	$100,000	$5,000	$15,000
19	$5,000	$57,797	$100,000	$5,000	$10,000
20	$5,000	$54,531	$100,000	$5,000	$5,000
21	$6,000	$50,167	$100,000	$6,000	$0
22	$6,000	$45,672	$100,000	$6,000	$0
23	$6,000	$41,042	$100,000	$6,000	$0
24	$6,000	$36,273	$100,000	$6,000	$0
25	$6,000	$31,361	$100,000	$6,000	$0
26	$6,000	$26,302	$100,000	$6,000	$0
27	$6,000	$21,091	$100,000	$6,000	$0
28	$6,000	$15,724	$100,000	$6,000	$0
29	$6,000	$10,196	$100,000	$6,000	$0

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
30	$6,000	$4,501	$100,000	$6,000	$0
31	$6,000	$0	$100,000	$6,000	$0
32	$6,000	$0	$100,000	$6,000	$0
33	$6,000	$0	$100,000	$6,000	$0
34	$6,000	$0	$100,000	$6,000	$0
35	$6,000	$0	$100,000	$6,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal: (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no increases are added to the withdrawal percentage due to delaying withdrawals.

Since it was assumed that the Owner was age 59½ or older when the first withdrawal was taken, withdrawals of 4%, 5% and 6% of the Protected Payment Base, respectively, will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

WHERE TO GO FOR MORE INFORMATION

You will find additional information about this variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2022.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. Reports and other information about Separate Account A are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

The Pacific Destinations O-Series variable annuity Contract is offered by Pacific Life & Annuity Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life & Annuity Company
P.O. Box 2829
Omaha, Nebraska 68103-2829

Contract Owners: (800) 748-6907

Financial Professionals: (877) 441-2357
6 a.m. through 5 p.m. Pacific time on any Business Day

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life & Annuity Company
P.O. Box 2736
Omaha, Nebraska 68103-2736

By overnight delivery service
Pacific Life & Annuity Company
6750 Mercy Road, 4th Floor, RSD
Omaha, Nebraska 68106

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000104452

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2022

PACIFIC DESTINATIONS® O-SERIES

SEPARATE ACCOUNT A

Pacific Destinations (the “Contract”) is a variable annuity contract offered by Pacific Life & Annuity Company (“PL&A”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2022, and any supplement thereto, which is available without charge upon written or telephone request to PL&A or by visiting our website at www.pacificlife.com. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life & Annuity Company

Mailing address: P.O. Box 2829

Omaha, Nebraska 68103-2829

(800) 748-6907 - Contract Owners

(877) 441-2357 - Financial Professionals

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PACIFIC LIFE & ANNUITY COMPANY AND THE SEPARATE ACCOUNT

Pacific Life & Annuity Company

Pacific Life & Annuity Company is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity, institutional products, and various other insurance products and services.

We are authorized to conduct our life insurance and annuity business in New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Pursuant to Commodity Futures Trading Commission Rule 4.5, PL&A has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Pacific Life

Pacific Life Insurance Company administers the policies sold under this Prospectus. Pacific Life’s executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Separate Account A

Separate Account A was established on January 25, 1999 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss. We must keep assets in the Separate Account equal to the reserves and contract liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the contracts funded by the Separate Account.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for the Funds for more information.

PRINCIPAL UNDERWRITER AND DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our affiliate, acts as the principal underwriter (distributor) of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California

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92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by the Superintendent of the New York State Department of Financial Services to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2021, 2020 and 2019 with regard to this Contract was $224,253, $124,950, and $188,949 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial professional and his or her firm. PL&A is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your financial professional or broker-dealer.

In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.15% on an annual basis. Such additional compensation may give PL&A greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Contracts.

We may pay amounts from our own resources (up to $24 per 403(b) contract holder on an annual basis) to compensate or reimburse unaffiliated financial intermediaries for administrative services provided to certain contract holders of 403(b) plans.  These administrative services include, among other services, providing plan documents, determining eligibility and participation requirements, processing loan, distribution, and hardship withdrawals, answering questions, establishing and maintaining individual account records (e.g., sources of deferrals, tracking contribution limits and vesting schedules), and delivering applicable tax forms to 403(b) participants/contract owners.

As of December 31, 2021, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Bancwest Investment Services Inc., Bok Financial Securities Inc, Cabot Lodge Securities LLC., Cadaret, Grant & Co., Cambridge Investment Research Inc, Charles Schwab & Co Inc., Citizens Securities Inc, C U N A Brokerage Services Inc., C U S O Financial Services, Cetera Advisors LLC, Cetera Advisors Network LLC, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., Commonwealth Financial Network, Concourse Financial Group Securities Inc., DPL, Edward D. Jones & Co., EF Legacy Securities LLC, The Enterprise Securities Co., Essex Financial Services Inc., Equity Services Inc., F S C Securities Corporation, First Allied Securities Inc., First Heartland Capital Inc., First Horizon Advisors, Geneos Wealth Management Inc., Grovepoint Investments LLC, Horan Securities Inc., Independent Financial Group, Infinex Investments Inc., Jacques Financial LLC, Janney Montgomery Scott Inc., Key Investment Services LLC, Kestra Investment Services, L P L Financial LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lion Street Financial LLC, M Holdings Securities Inc., MML Investors Services Inc., Morgan Stanley & Co. Incorporated, Mutual Of Omaha Investor Services Inc., Navy Federal Brokerage, NEXT Financial Group Inc., Park Avenue Securities LLC., PNC Investments Inc., Purshe Kaplan Sterling, R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Royal Alliance Associates Inc., SagePoint Financial Inc., Santander Securities LLC, Securian Financial Services Inc., Securities America Inc., Sorrento Pacific Financial LLC, Stephens Inc., Stifel Nicolaus &

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Company Inc., TD AMERITRADE Inc, The Huntington Investment, Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services LLC, United Planners’ Financial Services of America, VOYA Financial Advisors, Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Wescom Financial Services LLC, Western International Securities Inc,Woodbury Financial Services Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract over other investment options. You may ask your financial professional about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring Contract fees and charges applicable to a Contract Owner under the Contract, including the asset-based Risk Charge, the asset-based Administrative Fee, the Premium Based Charge, and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional living benefit rider charge, any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $100,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power

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(N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge, Premium Based Charge, or Annual Fee.

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges, Premium Based Charges, increases in Risk Charge for an optional Death Benefit Rider, charges for premium taxes and/or any other taxes, any optional living benefit rider charge, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Fidelity® VIP Government Money Market Subaccount

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, any Premium Based Charges, any optional living benefit rider charge or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $100,000.

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Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[ (	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the asset-based Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), but does not reflect any withdrawal charge, Premium Based Charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any optional living benefit rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

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Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 32%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the asset-based Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), any withdrawal charge, Premium Based Charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any optional living benefit rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 32% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 32%

THE CONTRACTS

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

 (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

 (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes

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which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert any portion of your Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Contract Value, less any applicable Annual Fees, any optional Rider charge, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 4% rate of return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $4.99 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $499.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first) but the value of those Annuity Units will change daily, as described below.

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Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 0.60% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table’s implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an optional death benefit rider is not charged after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factors

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 4% each year during the payout of your annuity; thus 4% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

For example: Assume the net investment performance of a Subaccount is at a rate of 4.00% per year (after deduction of the 0.60% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 4.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 4% return [1.04] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.04	= 1; 1 - 1 = 0; 0 x 100% = 0%.
1.04

If the net investment performance of a Subaccount’s assets is at a rate less than 4.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

For example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 0.60% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 1.35% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026	= 0.9865; 0.9865 – 1 = -0.0135; -0.0135 × 100% = -1.35%.

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1.04

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31, and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with certain Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and/or sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest as stated in your Contract, from any payments due then or later; if we have made underpayments, we will add the amount, with interest as stated in your Contract, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The fixed option(s) are not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fidelity® VIP Government Money Market Subaccount. You may not use dollar cost averaging, DCA Plus, and the earnings sweep at the same time. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

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Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive notice from you In Proper Form. Your request may specify the date on which you want your first transfer to be made. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again. Currently, we are not enforcing the 30 day waiting periods but we reserve the right to enforce such waiting periods in the future. We will provide at least a 30 day prior notice before we enforce the 30 day waiting periods.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Account Value requirement.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum transfer amount. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

• your request to stop dollar cost averaging is effective,

• your source Account Value is zero,

• your transfer amount is greater than the source Account Value, or

• your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually. Any Investment Options not selected for portfolio rebalancing will not be rebalanced.

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Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it In Proper Form. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time. Portfolio rebalancing will stop on the Annuity Date.

Earnings Sweep

An earnings sweep automatically transfers the earnings from the Fidelity® VIP Government Money Market Subaccount (the “sweep option”) to one or more other Variable Investment Options (your “target option(s)”). The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Account Value requirement.

You may choose to have earnings sweeps occur monthly, quarterly, semi-annually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semi-annual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding 6 months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive In Proper Form. If you stop the earnings sweep, you must wait 30 days to begin again. Currently, we are not enforcing the 30 day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30 day waiting period. If you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or living benefit rider, if applicable. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it In Proper Form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30-day waiting period.

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Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59½, may be subject to a 10% federal tax penalty.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the portfolio manager of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

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Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if your Qualified Contract:

• is not subject to Title 1 of ERISA,

• is issued under Section 403(b) of the Code, and

• permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. The net amount of interest you pay on your loan will be 2% annually.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

If you purchase any optional living benefit rider (including any and all previous, current, and future versions), taking a loan while an optional living benefit rider is in effect will terminate your Rider. If you have an existing loan on your Contract, you should carefully consider whether an optional living benefit rider is appropriate for you.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on the appropriate request form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation In Proper Form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations as stated in the HOW YOUR PURCHASE PAYMENTS ARE ALLOCA-TED – Transfers and Market-timing Restrictions section in the Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

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• 50% of the amount available for withdrawal under this Contract (see the WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal section in the Prospectus), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the FEDERAL TAX ISSUES – Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

• attainment of age 59½,

• severance from employment,

• death,

• disability, and

• financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to the withdrawal charge and a 10% federal tax penalty.

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If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The financial statements of Separate Account A of PL&A as of December 31, 2021 and for each of the periods presented, are included in this SAI. PL&A’s statutory basis financial statements as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 are included in this SAI. These financial statements should be considered only as bearing on the ability of PL&A to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Separate Account A of Pacific Life & Annuity Company as of December 31, 2021 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of Pacific Life & Annuity Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

16

Form No. 33603-22A

TABLE OF CONTENTS

SEPARATE ACCOUNT A

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-3
Statements of Operations	SA-12
Statements of Changes in Net Assets	SA-18
Financial Highlights	SA-36
Notes to Financial Statements	SA-47
Report of Independent Registered Public Accounting Firm	SA-54

SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 2021

Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2021; and the cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2021, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	109,464	$1,386,705	$267,728	$220,895
Diversified Bond Class I *	1,069,295	12,767,159	4,204,769	3,107,274
Floating Rate Income Class I *	692,425	9,549,608	1,659,586	1,861,475
High Yield Bond Class I *	802,570	7,937,125	1,013,023	912,538
Inflation Managed Class I *	672,052	8,876,307	2,636,961	1,645,448
Managed Bond Class I *	954,888	14,093,719	2,281,672	3,600,724
Short Duration Bond Class I *	1,324,792	14,183,068	3,811,833	3,024,191
Emerging Markets Debt Class I *	163,983	1,997,276	311,020	235,229
Dividend Growth Class I *	762,595	28,126,562	4,326,599	3,361,184
Equity Index Class I *	1,318,912	157,072,207	21,606,917	15,319,282
Focused Growth Class I *	275,462	17,365,831	1,777,644	2,410,074
Growth Class I *	214,134	13,897,861	2,434,634	2,168,768
Hedged Equity Class I *	552,365	5,820,321	5,732,538	41,681
Large-Cap Growth Class I *	658,620	16,227,122	1,966,906	5,582,512
Large-Cap Value Class I *	277,597	9,548,739	1,790,134	1,670,975
Main Street® Core Class I *	119,316	8,192,822	595,044	1,442,697
Mid-Cap Equity Class I *	229,476	7,842,944	1,927,789	1,470,982
Mid-Cap Growth Class I *	537,892	17,239,250	2,482,378	2,804,219
Mid-Cap Value Class I *	250,564	6,868,231	2,680,382	1,469,756
Small-Cap Equity Class I *	107,011	3,232,445	487,354	741,325
Small-Cap Growth Class I *	258,826	8,654,475	1,030,354	1,530,464
Small-Cap Index Class I *	405,172	14,275,246	3,874,763	2,225,087
Small-Cap Value Class I *	196,770	6,064,778	2,465,799	2,631,630
Value Class I *	156,449	3,061,200	309,830	805,749
Value Advantage Class I *	180,473	4,405,649	2,467,351	757,261
Emerging Markets Class I *	331,057	7,328,285	1,443,929	1,719,529
International Growth Class I *	989	9,808	9,423	5
International Large-Cap Class I *	683,905	9,422,508	1,044,536	959,417
International Small-Cap Class I *	131,781	1,750,255	208,961	250,525
International Value Class I *	358,041	5,106,940	1,060,776	1,256,881
Health Sciences Class I *	486,821	31,512,343	4,187,578	3,971,961
Real Estate Class I *	209,892	8,382,982	1,076,565	1,672,563
Technology Class I *	1,219,121	20,152,830	3,384,372	4,183,940
ESG Diversified Class I *	128,515	1,375,136	1,343,479	10,484
ESG Diversified Growth Class I *	769	7,773	7,500	3
PSF DFA Balanced Allocation Class D *	876,645	14,835,055	3,173,984	791,960
Pacific Dynamix - Conservative Growth Class I *	2,436,159	50,537,746	4,407,545	7,970,616
Pacific Dynamix - Moderate Growth Class I *	6,090,810	169,827,149	15,465,861	17,433,559
Pacific Dynamix - Growth Class I *	3,275,423	108,023,578	41,279,150	5,285,117
Portfolio Optimization Conservative Class I *	5,747,196	88,028,415	13,731,436	16,721,120
Portfolio Optimization Moderate-Conservative Class I *	7,407,225	131,743,557	2,896,216	19,208,178
Portfolio Optimization Moderate Class I *	24,813,396	498,370,783	15,950,349	63,071,787
Portfolio Optimization Growth Class I *	17,831,785	403,159,284	8,362,308	47,897,252
Portfolio Optimization Aggressive-Growth Class I *	4,144,580	99,027,022	1,397,042	11,294,109
Invesco Oppenheimer V.I. International Growth Series II	406,589	1,244,162	698,976	217,733
Invesco® V.I. Balanced-Risk Allocation Series II	1,987,086	20,963,754	2,996,607	2,478,138
Invesco® V.I. Equity and Income Series II	104,749	2,152,584	664,923	286,066
Invesco® V.I. Global Real Estate Series II	139,955	2,453,407	724,503	189,431
Invesco® V.I. Global Series II	38,085	2,139,621	458,281	252,867
American Century VP Mid Cap Value Class II	200,771	5,029,323	697,575	713,454
American Funds IS Asset Allocation Class 4	9,075,758	259,203,634	26,602,549	25,598,127
American Funds IS Capital Income Builder® Class 4	368,100	4,468,733	1,026,627	510,206
American Funds IS Capital World Bond Class 4	116,200	1,344,432	433,165	165,056
American Funds IS Capital World Growth and Income Class 4	159,985	2,886,126	792,442	311,422

See Notes to Financial Statements	See explanation of symbol on page SA-2

SEPARATE ACCOUNT A

INVESTMENTS (Continued)

DECEMBER 31, 2021

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
American Funds IS Global Balanced Class 4	274,268	$3,985,115	$1,050,451	$1,565,499
American Funds IS Global Growth Class 4	133,278	5,940,186	1,087,790	1,349,836
American Funds IS Global Small Capitalization Class 4	77,662	2,559,729	1,008,433	165,065
American Funds IS Growth Class 4	301,157	37,280,217	14,096,117	8,076,693
American Funds IS Growth-Income Class 4	272,675	17,879,303	2,473,162	3,285,605
American Funds IS American High-Income Trust Class 4	338,950	3,725,055	2,215,494	625,654
American Funds IS International Class 4	162,050	3,615,346	879,665	623,264
American Funds IS International Growth and Income Class 4	108,979	2,095,671	235,365	293,063
American Funds IS Managed Risk Asset Allocation Class P2	1,187,879	17,735,035	2,755,710	2,471,642
American Funds IS New World Fund® Class 4	123,938	3,871,810	1,462,667	694,150
American Funds IS The Bond Fund of America Class 4	520,469	5,730,366	1,891,252	1,801,341
American Funds IS U.S. Government Securities Class 4	341,362	3,932,486	926,098	2,559,604
American Funds IS Washington Mutual Investors Class 4	620,614	10,991,065	3,234,197	1,151,434
BlackRock® 60/40 Target Allocation ETF V.I. Class I	1,029,578	14,444,973	5,991,569	1,155,002
BlackRock® Capital Appreciation V.I. Class III	53,325	522,589	229,111	230,280
BlackRock® Global Allocation V.I. Class III	8,378,343	120,480,572	28,486,260	18,299,032
Fidelity® VIP Contrafund® Service Class 2	838,668	44,038,470	12,065,162	5,674,282
Fidelity® VIP FundsManager® 60% Service Class 2	3,467,307	42,855,914	7,414,443	3,329,726
Fidelity® VIP Government Money Market Service Class	18,771,711	18,771,711	13,675,685	27,929,078
Fidelity® VIP Strategic Income Service Class 2	665,822	7,730,189	2,682,726	1,009,220
First Trust Dorsey Wright Tactical Core Class I	185,467	2,800,551	679,300	136,939
First Trust Multi Income Allocation Class I	80,762	1,017,606	322,639	158,333
First Trust/Dow Jones Dividend & Income Allocation Class I	3,378,309	56,181,273	7,093,640	5,776,339
Franklin Allocation VIP Class 2	29,166	173,832	13,275	3,573
Franklin Allocation VIP Class 4	2,297,847	14,177,718	1,761,356	1,656,115
Franklin Income VIP Class 2	673,856	11,293,828	1,571,854	1,372,072
Franklin Mutual Global Discovery VIP Class 2	251,122	4,924,498	360,380	1,460,615
Franklin Rising Dividends VIP Class 2	407,986	14,450,847	2,417,909	3,447,547
Templeton Global Bond VIP Class 2 *	419,709	5,510,778	881,002	1,356,466
Ivy VIP Asset Strategy Class II	113,179	1,153,160	613,922	31,321
Ivy VIP Energy Class II	554,913	1,926,825	884,606	490,565
Janus Henderson Balanced Service Shares	8,629,348	458,563,575	80,658,762	24,210,051
Janus Henderson Flexible Bond Service Shares	244,543	3,245,089	1,749,977	936,370
JPMorgan Insurance Trust Global Allocation Class 2	26,647	546,791	217,863	147,296
JPMorgan Insurance Trust Income Builder Class 2	98,450	1,167,620	152,278	222,760
ClearBridge Variable Aggressive Growth - Class II	59,233	1,385,453	1,117,933	117,544
Lord Abbett Bond Debenture Class VC	518,789	6,381,109	2,421,335	1,105,360
Lord Abbett Total Return Class VC	415,570	7,002,356	1,986,629	1,530,292
MFS® Massachusetts Investors Growth Stock - Service Class	27,167	735,402	107,399	120,528
MFS® Total Return Series - Service Class	1,437,061	39,059,321	7,590,188	4,683,893
MFS® Utilities Series - Service Class	126,216	4,743,205	760,821	680,470
MFS® Value Series - Service Class	42,744	1,032,692	83,967	275,001
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	9,401	107,074	31,942	111,259
PIMCO All Asset - Advisor Class	19,944	232,550	153,121	48,176
PIMCO CommodityRealReturn® Strategy - Advisor Class	116,362	912,278	483,379	96,097
PIMCO Income - Advisor Class	126,618	1,381,408	1,159,842	142,346
Schwab VIT Balanced	335,719	5,032,423	574,914	801,528
Schwab VIT Balanced with Growth	505,738	8,718,917	270,349	1,131,533
Schwab VIT Growth	236,352	4,686,852	558,719	1,106,673
State Street Total Return V.I.S. Class 3	1,145,123	18,321,967	3,266,096	2,031,993
VanEck VIP Global Resources Class S	64,461	1,643,103	759,893	311,152

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$1,386,705	$12,767,159	$9,549,608	$7,937,125	$8,876,307	$14,093,719
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	1,501
Investments sold	55	759	387	558	271	—
Total Assets	1,386,760	12,767,918	9,549,995	7,937,683	8,876,578	14,095,220
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	139	1,207	1,427	439	172	—
Investments purchased	—	—	—	—	—	1,620
Total Liabilities	139	1,207	1,427	439	172	1,620
NET ASSETS	$1,386,621	$12,766,711	$9,548,568	$7,937,244	$8,876,406	$14,093,600
NET ASSETS CONSIST OF:
Accumulation units	1,373,244	12,682,741	9,522,345	7,923,602	8,853,349	14,088,665
Contracts in payout (annuitization) period	13,377	83,970	26,223	13,642	23,057	4,935
NET ASSETS	$1,386,621	$12,766,711	$9,548,568	$7,937,244	$8,876,406	$14,093,600
Units Outstanding	118,199	950,178	779,138	499,918	642,308	1,028,819
Accumulation Unit Value	$11.38 - $12.35	$12.34 - $19.04	$11.64 - $13.32	$12.81 - $31.12	$10.50 - $27.47	$10.84 - $28.18
Cost of Investments	$1,207,773	$9,930,774	$8,065,882	$4,412,640	$6,912,927	$10,101,412

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$14,183,068	$1,997,276	$28,126,562	$157,072,207	$17,365,831	$13,897,861
Receivables:
Due from Pacific Life & Annuity Company	—	—	5,970	—	—	—
Investments sold	564	136	—	78,889	3,505	1,408
Total Assets	14,183,632	1,997,412	28,132,532	157,151,096	17,369,336	13,899,269
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	1,019	235	—	79,042	3,900	1,597
Investments purchased	—	—	7,047	—	—	—
Total Liabilities	1,019	235	7,047	79,042	3,900	1,597
NET ASSETS	$14,182,613	$1,997,177	$28,125,485	$157,072,054	$17,365,436	$13,897,672
NET ASSETS CONSIST OF:
Accumulation units	14,138,968	1,989,145	28,065,720	156,075,000	17,016,904	13,854,036
Contracts in payout (annuitization) period	43,645	8,032	59,765	997,054	348,532	43,636
NET ASSETS	$14,182,613	$1,997,177	$28,125,485	$157,072,054	$17,365,436	$13,897,672
Units Outstanding	1,366,721	189,700	925,565	4,918,573	385,041	334,741
Accumulation Unit Value	$9.66 - $13.23	$9.63 - $11.33	$21.71 - $46.21	$22.94 - $80.74	$30.35 - $79.14	$29.98 - $109.55
Cost of Investments	$12,806,036	$1,779,390	$10,611,589	$67,214,148	$5,861,164	$4,865,522

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Hedged	Large-Cap	Large-Cap	Main Street	Mid-Cap	Mid-Cap
	Equity	Growth	Value	Core	Equity	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$5,820,321	$16,227,122	$9,548,739	$8,192,822	$7,842,944	$17,239,250
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	192	752	1,223	76	2,319	674
Total Assets	5,820,513	16,227,874	9,549,962	8,192,898	7,845,263	17,239,924
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	529	1,439	1,390	244	2,375	1,788
Investments purchased	—	—	—	—	—	—
Total Liabilities	529	1,439	1,390	244	2,375	1,788
NET ASSETS	$5,819,984	$16,226,435	$9,548,572	$8,192,654	$7,842,888	$17,238,136
NET ASSETS CONSIST OF:
Accumulation units	5,819,984	16,079,779	9,505,162	8,188,137	7,778,461	17,230,868
Contracts in payout (annuitization) period	—	146,656	43,410	4,517	64,427	7,268
NET ASSETS	$5,819,984	$16,226,435	$9,548,572	$8,192,654	$7,842,888	$17,238,136
Units Outstanding	556,230	415,540	405,244	264,278	260,678	451,793
Accumulation Unit Value	$10.45 - $10.53	$29.75 - $51.24	$17.53 - $38.91	$20.72 - $60.69	$20.07 - $67.03	$30.44 - $53.38
Cost of Investments	$5,690,646	$4,729,053	$3,442,048	$2,532,456	$2,619,277	$4,808,482

	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Value	Equity	Growth	Index	Value	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$6,868,231	$3,232,445	$8,654,475	$14,275,246	$6,064,778	$3,061,200
Receivables:
Due from Pacific Life & Annuity Company	—	—	2,750	1,703	—	—
Investments sold	492	158	—	—	782	1,769
Total Assets	6,868,723	3,232,603	8,657,225	14,276,949	6,065,560	3,062,969
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	587	300	—	—	587	1,840
Investments purchased	—	—	2,901	1,963	—	—
Total Liabilities	587	300	2,901	1,963	587	1,840
NET ASSETS	$6,868,136	$3,232,303	$8,654,324	$14,274,986	$6,064,973	$3,061,129
NET ASSETS CONSIST OF:
Accumulation units	6,846,154	3,219,447	8,526,909	14,208,770	6,041,159	3,061,129
Contracts in payout (annuitization) period	21,982	12,856	127,415	66,216	23,814	—
NET ASSETS	$6,868,136	$3,232,303	$8,654,324	$14,274,986	$6,064,973	$3,061,129
Units Outstanding	274,608	143,248	290,913	569,876	231,013	136,265
Accumulation Unit Value	$17.10 - $46.21	$15.76 - $38.53	$27.60 - $45.75	$17.27 - $49.39	$15.65 - $72.59	$18.37 - $28.45
Cost of Investments	$3,723,101	$1,452,653	$2,845,973	$7,493,621	$2,113,535	$711,058

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Value	Emerging	International	International	International	International
	Advantage	Markets	Growth	Large-Cap	Small-Cap	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$4,405,649	$7,328,285	$9,808	$9,422,508	$1,750,255	$5,106,940
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	359
Investments sold	168	1,076	—	502	124	—
Total Assets	4,405,817	7,329,361	9,808	9,423,010	1,750,379	5,107,299
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	356	1,262	—	718	46	—
Investments purchased	—	—	—	—	—	392
Total Liabilities	356	1,262	—	718	46	392
NET ASSETS	$4,405,461	$7,328,099	$9,808	$9,422,292	$1,750,333	$5,106,907
NET ASSETS CONSIST OF:
Accumulation units	4,405,461	7,252,479	9,808	9,374,925	1,706,078	5,103,472
Contracts in payout (annuitization) period	—	75,620	—	47,367	44,255	3,435
NET ASSETS	$4,405,461	$7,328,099	$9,808	$9,422,292	$1,750,333	$5,106,907
Units Outstanding	205,517	440,071	1,001	479,212	102,893	423,676
Accumulation Unit Value	$16.42 - $22.88	$12.82 - $84.69	$9.79 - $9.79	$16.68 - $36.85	$13.90 - $24.26	$8.02 - $16.24
Cost of Investments	$3,157,805	$3,563,022	$9,418	$4,050,114	$746,027	$3,114,646

					ESG	PSF DFA
	Health	Real		ESG	Diversified	Balanced
	Sciences	Estate	Technology	Diversified	Growth	Allocation
	Class I	Class I	Class I	Class I	Class I	Class D
ASSETS
Investments in mutual funds, at value	$31,512,343	$8,382,982	$20,152,830	$1,375,136	$7,773	$14,835,055
Receivables:
Due from Pacific Life & Annuity Company	—	—	2,554	—	—	52,616
Investments sold	—	551	—	987	—	—
Total Assets	31,512,343	8,383,533	20,155,384	1,376,123	7,773	14,887,671
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	72	539	—	1,105	—	—
Investments purchased	738	—	3,367	—	—	53,394
Total Liabilities	810	539	3,367	1,105	—	53,394
NET ASSETS	$31,511,533	$8,382,994	$20,152,017	$1,375,018	$7,773	$14,834,277
NET ASSETS CONSIST OF:
Accumulation units	31,468,820	8,342,502	20,084,439	1,375,018	7,773	14,506,043
Contracts in payout (annuitization) period	42,713	40,492	67,578	—	—	328,234
NET ASSETS	$31,511,533	$8,382,994	$20,152,017	$1,375,018	$7,773	$14,834,277
Units Outstanding	854,149	342,557	586,941	129,810	775	955,947
Accumulation Unit Value	$19.11 - $82.43	$16.07 - $83.30	$20.54 - $38.93	$10.43 - $10.60	$10.03 - $10.03	$10.48 - $16.01
Cost of Investments	$9,700,655	$2,485,243	$7,538,860	$1,332,957	$7,497	$10,798,447

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Pacific	Pacific			Portfolio
	Dynamix -	Dynamix -	Pacific	Portfolio	Optimization	Portfolio
	Conservative	Moderate	Dynamix -	Optimization	Moderate-	Optimization
	Growth	Growth	Growth	Conservative	Conservative	Moderate
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$50,537,746	$169,827,149	$108,023,578	$88,028,415	$131,743,557	$498,370,783
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	11,599	120,880	9,784	19,703	27,019	33,383
Total Assets	50,549,345	169,948,029	108,033,362	88,048,118	131,770,576	498,404,166
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	12,205	120,727	10,322	18,995	23,879	29,420
Investments purchased	—	—	—	—	—	—
Total Liabilities	12,205	120,727	10,322	18,995	23,879	29,420
NET ASSETS	$50,537,140	$169,827,302	$108,023,040	$88,029,123	$131,746,697	$498,374,746
NET ASSETS CONSIST OF:
Accumulation units	50,537,140	169,757,170	107,551,081	87,837,245	131,688,525	497,802,665
Contracts in payout (annuitization) period	—	70,132	471,959	191,878	58,172	572,081
NET ASSETS	$50,537,140	$169,827,302	$108,023,040	$88,029,123	$131,746,697	$498,374,746
Units Outstanding	3,087,697	8,966,797	5,161,096	6,673,193	8,584,296	28,880,546
Accumulation Unit Value	$10.22 - $21.81	$10.35 - $27.19	$17.83 - $36.52	$10.11 - $15.18	$10.24 - $17.57	$10.33 - $20.13
Cost of Investments	$30,038,813	$88,352,510	$76,001,794	$58,124,625	$71,749,414	$237,428,071

		Portfolio	Invesco
	Portfolio	Optimization	Oppenheimer	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Optimization	Aggressive-	V.I. International	Balanced-Risk	Equity and	Global
	Growth	Growth	Growth	Allocation	Income	Real Estate
	Class I	Class I	Series II	Series II	Series II	Series II
ASSETS
Investments in mutual funds, at value	$403,159,284	$99,027,022	$1,244,162	$20,963,754	$2,152,584	$2,453,407
Receivables:
Due from Pacific Life & Annuity Company	—	—	234	—	—	—
Investments sold	72,857	19,585	—	291	72	114
Total Assets	403,232,141	99,046,607	1,244,396	20,964,045	2,152,656	2,453,521
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	69,487	17,395	—	291	282	225
Investments purchased	—	—	283	—	—	—
Total Liabilities	69,487	17,395	283	291	282	225
NET ASSETS	$403,162,654	$99,029,212	$1,244,113	$20,963,754	$2,152,374	$2,453,296
NET ASSETS CONSIST OF:
Accumulation units	402,988,187	99,029,212	1,244,113	20,963,754	2,143,755	2,447,700
Contracts in payout (annuitization) period	174,467	—	—	—	8,619	5,596
NET ASSETS	$403,162,654	$99,029,212	$1,244,113	$20,963,754	$2,152,374	$2,453,296
Units Outstanding	20,865,222	4,860,170	79,709	1,313,865	129,021	192,014
Accumulation Unit Value	$14.90 - $22.32	$19.22 - $24.39	$15.00 - $17.57	$10.36 - $25.57	$16.13 - $16.96	$12.08 - $13.31
Cost of Investments	$167,303,862	$38,451,289	$1,085,313	$20,382,189	$1,809,081	$2,170,237

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Invesco V.I. Global Series II	American Century VP Mid Cap Value Class II	American Funds IS Asset Allocation Class 4	American Funds IS Capital Income Builder Class 4	American Funds IS Capital World Bond Class 4	American Funds IS Capital World Growth and Income Class 4
ASSETS
Investments in mutual funds, at value	$2,139,621	$5,029,323	$259,203,634	$4,468,733	$1,344,432	$2,886,126
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	29
Investments sold	77	271	79,266	154	38	—
Total Assets	2,139,698	5,029,594	259,282,900	4,468,887	1,344,470	2,886,155
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	224	518	80,786	386	88	—
Investments purchased	—	—	—	—	—	98
Total Liabilities	224	518	80,786	386	88	98
NET ASSETS	$2,139,474	$5,029,076	$259,202,114	$4,468,501	$1,344,382	$2,886,057
NET ASSETS CONSIST OF:
Accumulation units	1,829,030	5,008,596	259,188,441	4,468,501	1,336,655	2,859,404
Contracts in payout (annuitization) period	310,444	20,480	13,673	—	7,727	26,653
NET ASSETS	$2,139,474	$5,029,076	$259,202,114	$4,468,501	$1,344,382	$2,886,057
Units Outstanding	104,537	218,165	15,374,587	328,719	121,629	161,402
Accumulation Unit Value	$19.85 - $22.64	$15.38 - $25.20	$10.53 - $18.66	$13.10 - $14.75	$10.52 - $11.57	$17.29 - $18.51
Cost of Investments	$1,583,155	$3,601,738	$192,236,501	$3,661,093	$1,364,921	$2,263,594

	American Funds IS Global Balanced Class 4	American Funds IS Global Growth Class 4	American Funds IS Global Small Capitalization Class 4	American Funds IS Growth Class 4	American Funds IS Growth- Income Class 4	American Funds IS American High-Income Trust Class 4
ASSETS
Investments in mutual funds, at value	$3,985,115	$5,940,186	$2,559,729	$37,280,217	$17,879,303	$3,725,055
Receivables:
Due from Pacific Life & Annuity Company	2,344	951	—	—	—	—
Investments sold	—	—	89	69,804	7,764	170
Total Assets	3,987,459	5,941,137	2,559,818	37,350,021	17,887,067	3,725,225
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	212	72,990	9,796	367
Investments purchased	2,495	1,324	—	—	—	—
Total Liabilities	2,495	1,324	212	72,990	9,796	367
NET ASSETS	$3,984,964	$5,939,813	$2,559,606	$37,277,031	$17,877,271	$3,724,858
NET ASSETS CONSIST OF:
Accumulation units	3,972,897	5,939,813	2,559,606	37,166,779	17,872,922	3,724,858
Contracts in payout (annuitization) period	12,067	—	—	110,252	4,349	—
NET ASSETS	$3,984,964	$5,939,813	$2,559,606	$37,277,031	$17,877,271	$3,724,858
Units Outstanding	256,329	235,674	135,846	1,215,693	842,439	266,458
Accumulation Unit Value	$15.07 - $15.98	$23.95 - $25.71	$18.18 - $20.03	$29.70 - $36.61	$20.57 - $24.35	$13.53 - $14.44
Cost of Investments	$3,488,086	$3,663,473	$2,019,081	$24,412,688	$12,272,316	$3,658,137

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
		American Funds			American Funds	American Funds
		IS International	American Funds	American Funds	IS The	IS U.S.
	American Funds	Growth	IS Managed Risk	IS New	Bond Fund	Government
	IS International	and Income	Asset Allocation	World Fund	of America	Securities
	Class 4	Class 4	Class P2	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$3,615,346	$2,095,671	$17,735,035	$3,871,810	$5,730,366	$3,932,486
Receivables:
Due from Pacific Life & Annuity Company	10,725	—	32,113	—	—	—
Investments sold	—	74	—	—	2,398	198
Total Assets	3,626,071	2,095,745	17,767,148	3,871,810	5,732,764	3,932,684
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	240	—	189	2,683	563
Investments purchased	10,902	—	32,980	94	—	—
Total Liabilities	10,902	240	32,980	283	2,683	563
NET ASSETS	$3,615,169	$2,095,505	$17,734,168	$3,871,527	$5,730,081	$3,932,121
NET ASSETS CONSIST OF:
Accumulation units	3,615,169	2,095,505	17,734,168	3,847,324	5,730,081	3,932,121
Contracts in payout (annuitization) period	—	—	—	24,203	—	—
NET ASSETS	$3,615,169	$2,095,505	$17,734,168	$3,871,527	$5,730,081	$3,932,121
Units Outstanding	262,936	163,875	1,150,358	244,309	496,026	355,799
Accumulation Unit Value	$12.88 - $15.45	$12.23 - $15.14	$10.45 - $15.80	$15.02 - $18.35	$11.05 - $12.02	$10.70 - $11.46
Cost of Investments	$3,098,188	$1,702,527	$14,629,237	$2,757,184	$5,691,684	$4,173,641

	American Funds	BlackRock	BlackRock	BlackRock		Fidelity VIP
	IS Washington	60/40 Target	Capital	Global	Fidelity VIP	FundsManager
	Mutual Investors	Allocation ETF	Appreciation	Allocation	Contrafund	60%
	Class 4	V.I. Class I	V.I. Class III	V.I. Class III	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$10,991,065	$14,444,973	$522,589	$120,480,572	$44,038,470	$42,855,914
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	37,125	96,038	—
Investments sold	586	757	12	—	—	—
Total Assets	10,991,651	14,445,730	522,601	120,517,697	44,134,508	42,855,914
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	1,030	1,572	28	—	—	135
Investments purchased	—	—	—	34,631	97,981	1,041
Total Liabilities	1,030	1,572	28	34,631	97,981	1,176
NET ASSETS	$10,990,621	$14,444,158	$522,573	$120,483,066	$44,036,527	$42,854,738
NET ASSETS CONSIST OF:
Accumulation units	10,977,258	14,444,158	522,573	120,378,737	44,036,527	42,854,738
Contracts in payout (annuitization) period	13,363	—	—	104,329	—	—
NET ASSETS	$10,990,621	$14,444,158	$522,573	$120,483,066	$44,036,527	$42,854,738
Units Outstanding	579,425	900,508	10,763	7,241,395	1,366,969	2,291,982
Accumulation Unit Value	$17.74 - $19.70	$15.33 - $17.11	$41.27 - $55.36	$10.01 - $20.24	$24.64 - $34.65	$10.48 - $21.96
Cost of Investments	$8,302,530	$12,848,122	$403,843	$109,826,937	$29,120,503	$36,516,401

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Fidelity VIP		First Trust	First Trust	First Trust/Dow
	Government	Fidelity VIP	Dorsey Wright	Multi Income	Jones Dividend &	Franklin
	Money Market	Strategic Income	Tactical Core	Allocation	Income Allocation	Allocation
	Service Class	Service Class 2	Class I	Class I	Class I	VIP Class 2
ASSETS
Investments in mutual funds, at value	$18,771,711	$7,730,189	$2,800,551	$1,017,606	$56,181,273	$173,832
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	808	—	98	36	9,578	5
Total Assets	18,772,519	7,730,189	2,800,649	1,017,642	56,190,851	173,837
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	1,058	956	308	101	10,808	12
Investments purchased	—	203	—	—	—	—
Total Liabilities	1,058	1,159	308	101	10,808	12
NET ASSETS	$18,771,461	$7,729,030	$2,800,341	$1,017,541	$56,180,043	$173,825
NET ASSETS CONSIST OF:
Accumulation units	18,665,245	7,727,044	2,800,341	1,017,541	56,180,043	173,825
Contracts in payout (annuitization) period	106,216	1,986	—	—	—	—
NET ASSETS	$18,771,461	$7,729,030	$2,800,341	$1,017,541	$56,180,043	$173,825
Units Outstanding	1,980,259	614,445	182,763	74,804	3,026,924	8,193
Accumulation Unit Value	$9.00 - $10.28	$12.11 - $13.58	$14.80 - $15.50	$13.22 - $13.74	$10.45 - $21.55	$19.93 - $21.74
Cost of Investments	$18,771,711	$7,533,584	$2,087,227	$877,976	$42,791,166	$175,281

			Franklin	Franklin		Ivy
	Franklin	Franklin	Mutual Global	Rising	Templeton	VIP Asset
	Allocation	Income	Discovery	Dividends	Global Bond	Strategy
	VIP Class 4	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	Class II
ASSETS
Investments in mutual funds, at value	$14,177,718	$11,293,828	$4,924,498	$14,450,847	$5,510,778	$1,153,160
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	931	—
Investments sold	1,017	373	210	2,472	—	702
Total Assets	14,178,735	11,294,201	4,924,708	14,453,319	5,511,709	1,153,862
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	820	933	389	3,069	—	745
Investments purchased	—	—	—	—	1,293	—
Total Liabilities	820	933	389	3,069	1,293	745
NET ASSETS	$14,177,915	$11,293,268	$4,924,319	$14,450,250	$5,510,416	$1,153,117
NET ASSETS CONSIST OF:
Accumulation units	14,177,915	11,293,268	4,924,319	14,434,460	5,510,416	1,153,117
Contracts in payout (annuitization) period	—	—	—	15,790	—	—
NET ASSETS	$14,177,915	$11,293,268	$4,924,319	$14,450,250	$5,510,416	$1,153,117
Units Outstanding	825,709	830,074	279,626	522,340	643,218	87,953
Accumulation Unit Value	$10.52 - $20.92	$13.05 - $14.49	$15.51 - $22.82	$ 21.40 - $30.39	$8.12 - $11.24	$10.55 - $13.66
Cost of Investments	$13,178,208	$9,943,787	$4,274,499	$9,939,442	$6,303,711	$1,069,438

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
		Janus	Janus	JPMorgan	JPMorgan	ClearBridge
	Ivy	Henderson	Henderson	Insurance Trust	Insurance Trust	Variable
	VIP Energy	Balanced	Flexible Bond	Global Allocation	Income Builder	Aggressive
	Class II	Service Shares	Service Shares	Class 2	Class 2	Growth - Class II
ASSETS
Investments in mutual funds, at value	$1,926,825	$458,563,575	$3,245,089	$546,791	$1,167,620	$1,385,453
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	69	124,475	107	21	42	50
Total Assets	1,926,894	458,688,050	3,245,196	546,812	1,167,662	1,385,503
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	164	126,864	280	39	133	112
Investments purchased	—	—	—	—	—	—
Total Liabilities	164	126,864	280	39	133	112
NET ASSETS	$1,926,730	$458,561,186	$3,244,916	$546,773	$1,167,529	$1,385,391
NET ASSETS CONSIST OF:
Accumulation units	1,926,730	458,509,975	3,244,916	546,773	1,167,529	1,385,391
Contracts in payout (annuitization) period	—	51,211	—	—	—	—
NET ASSETS	$1,926,730	$458,561,186	$3,244,916	$546,773	$1,167,529	$1,385,391
Units Outstanding	416,003	21,201,007	282,188	37,215	90,430	87,945
Accumulation Unit Value	$4.48 - $5.10	$10.95 - $25.02	$10.96 - $11.99	$14.28 - $15.97	$12.58 - $13.10	$15.25 - $17.01
Cost of Investments	$1,515,030	$319,938,856	$3,200,143	$473,926	$975,320	$1,624,534

			MFS
	Lord Abbett		Massachusetts	MFS	MFS	MFS
	Bond	Lord Abbett	Investors	Total Return	Utilities	Value
	Debenture	Total Return	Growth Stock -	Series -	Series -	Series -
	Class VC	Class VC	Service Class	Service Class	Service Class	Service Class
ASSETS
Investments in mutual funds, at value	$6,381,109	$7,002,356	$735,402	$39,059,321	$4,743,205	$1,032,692
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	35,314	—	—
Investments sold	389	399	75	—	167	52
Total Assets	6,381,498	7,002,755	735,477	39,094,635	4,743,372	1,032,744
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	674	758	158	—	411	84
Investments purchased	—	—	—	35,708	—	—
Total Liabilities	674	758	158	35,708	411	84
NET ASSETS	$6,380,824	$7,001,997	$735,319	$39,058,927	$4,742,961	$1,032,660
NET ASSETS CONSIST OF:
Accumulation units	6,343,303	7,001,997	735,319	39,058,927	4,731,229	1,032,660
Contracts in payout (annuitization) period	37,521	—	—	—	11,732	—
NET ASSETS	$6,380,824	$7,001,997	$735,319	$39,058,927	$4,742,961	$1,032,660
Units Outstanding	448,435	586,358	27,000	2,115,821	267,962	32,921
Accumulation Unit Value	$13.00 - $15.77	$11.01 - $14.37	$26.96 - $27.33	$10.42 - $22.39	$16.86 - $19.86	$29.35 - $36.46
Cost of Investments	$6,240,204	$6,880,342	$463,767	$32,139,610	$3,506,140	$649,302

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
			PIMCO
	Neuberger Berman		Commodity-
	U.S. Equity Index		RealReturn			Schwab
	PutWrite Strategy	PIMCO All Asset -	Strategy -	PIMCO Income -	Schwab	VIT Balanced
	Class S	Advisor Class	Advisor Class	Advisor Class	VIT Balanced	with Growth
ASSETS
Investments in mutual funds, at value	$107,074	$232,550	$912,278	$1,381,408	$5,032,423	$8,718,917
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	41	—	—
Investments sold	4	8	31	—	83	10,144
Total Assets	107,078	232,558	912,309	1,381,449	5,032,506	8,729,061
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	12	19	100	100	175	10,179
Investments purchased	—	—	—	—	—	—
Total Liabilities	12	19	100	100	175	10,179
NET ASSETS	$107,066	$232,539	$912,209	$1,381,349	$5,032,331	$8,718,882
NET ASSETS CONSIST OF:
Accumulation units	107,066	232,539	912,209	1,381,349	5,032,331	8,718,882
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$107,066	$232,539	$912,209	$1,381,349	$5,032,331	$8,718,882
Units Outstanding	8,121	16,590	121,791	122,952	320,556	477,854
Accumulation Unit Value	$13.07 - $13.24	$13.94 - $14.04	$6.57 - $13.03	$11.18 - $11.38	$15.70 - $15.70	$18.25 - $18.25
Cost of Investments	$93,515	$212,784	$789,775	$1,382,321	$3,815,768	$5,861,115

		State Street	VanEck VIP
	Schwab	Total Return	Global Resources
	VIT Growth	V.I.S. Class 3	Class S
ASSETS
Investments in mutual funds, at value	$4,686,852	$18,321,967	$1,643,103
Receivables:
Due from Pacific Life & Annuity Company	—	—	—
Investments sold	77	1,793	60
Total Assets	4,686,929	18,323,760	1,643,163
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	19	728	103
Investments purchased	—	—	—
Total Liabilities	19	728	103
NET ASSETS	$4,686,910	$18,323,032	$1,643,060
NET ASSETS CONSIST OF:
Accumulation units	4,686,910	18,323,032	1,643,060
Contracts in payout (annuitization) period	—	—	—
NET ASSETS	$4,686,910	$18,323,032	$1,643,060
Units Outstanding	223,031	955,868	193,779
Accumulation Unit Value	$21.01 - $21.01	$10.43 - $26.97	$7.76 - $10.57
Cost of Investments	$2,951,982	$17,266,127	$1,276,507

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	13,309	131,424	106,956	88,672	88,826	167,128
Administrative fees	3,186	29,612	22,528	17,549	19,000	34,315
Total Expenses	16,495	161,036	129,484	106,221	107,826	201,443
Net Investment Income (Loss)	(16,495)	(161,036)	(129,484)	(106,221)	(107,826)	(201,443)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,551)	(29,025)	37,568	44,146	30,203	256,747
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(1,551)	(29,025)	37,568	44,146	30,203	256,747
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(5,327)	(191,250)	393,977	356,966	407,778	(444,531)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,373)	$(381,311)	$302,061	$294,891	$330,155	$(389,227)

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	132,379	23,406	253,708	1,363,050	177,714	126,920
Administrative fees	30,085	4,219	56,664	316,707	39,132	28,848
Total Expenses	162,464	27,625	310,372	1,679,757	216,846	155,768
Net Investment Income (Loss)	(162,464)	(27,625)	(310,372)	(1,679,757)	(216,846)	(155,768)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,992)	(641)	29,284	302,153	55,953	123,781
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(1,992)	(641)	29,284	302,153	55,953	123,781
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(62,630)	(125,942)	5,576,946	33,187,594	2,839,940	2,417,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(227,086)	$(154,208)	$5,295,858	$31,809,990	$2,679,047	$2,385,386

	Hedged	Large-Cap	Large-Cap	Main Street	Mid-Cap	Mid-Cap
	Equity	Growth	Value	Core	Equity	Growth
	Class I (1)	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	18,732	175,797	90,961	86,374	81,808	177,314
Administrative fees	4,675	38,700	19,518	17,724	16,808	38,550
Total Expenses	23,407	214,497	110,479	104,098	98,616	215,864
Net Investment Income (Loss)	(23,407)	(214,497)	(110,479)	(104,098)	(98,616)	(215,864)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(211)	835,461	50,065	287,067	168,113	54,103
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(211)	835,461	50,065	287,067	168,113	54,103
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	129,675	2,119,851	1,872,192	1,600,791	868,398	2,448,307
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$106,057	$2,740,815	$1,811,778	$1,783,760	$937,895	$2,286,546

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Value	Equity	Growth	Index	Value	Value
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	61,242	32,044	100,574	121,623	67,313	33,757
Administrative fees	12,246	7,074	21,873	29,677	13,131	6,561
Total Expenses	73,488	39,118	122,447	151,300	80,444	40,318
Net Investment Income (Loss)	(73,488)	(39,118)	(122,447)	(151,300)	(80,444)	(40,318)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	79,422	136,555	86,764	92,108	135,626	294,269
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	79,422	136,555	86,764	92,108	135,626	294,269
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,172,441	574,124	93,648	1,449,517	1,454,417	308,497
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,178,375	$671,561	$57,965	$1,390,325	$1,509,599	$562,448

	Value	Emerging	International	International	International	International
	Advantage	Markets	Growth	Large-Cap	Small-Cap	Value
	Class I	Class I	Class I (1)	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	42,347	88,431	4	92,430	20,108	59,158
Administrative fees	7,810	18,106	1	18,989	3,790	11,403
Total Expenses	50,157	106,537	5	111,419	23,898	70,561
Net Investment Income (Loss)	(50,157)	(106,537)	(5)	(111,419)	(23,898)	(70,561)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	22,745	281,744	—	69,235	15,953	57,786
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	22,745	281,744	—	69,235	15,953	57,786
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	732,321	(915,355)	390	1,124,961	201,768	850,439
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$704,909	$(740,148)	$385	$1,082,777	$193,823	$837,664

					ESG	PSF DFA
	Health	Real		ESG	Diversified	Balanced
	Sciences	Estate	Technology	Diversified	Growth	Allocation
	Class I	Class I	Class I	Class I (1)	Class I (1)	Class D
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	326,196	81,953	202,472	4,404	2	126,295
Administrative fees	70,234	17,536	44,584	1,194	1	30,996
Total Expenses	396,430	99,489	247,056	5,598	3	157,291
Net Investment Income (Loss)	(396,430)	(99,489)	(247,056)	(5,598)	(3)	(157,291)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	27,467	266,528	417,730	(37)	—	(1,376)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	27,467	266,528	417,730	(37)	—	(1,376)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	3,420,433	2,236,234	1,977,330	42,179	276	1,489,813
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,051,470	$2,403,273	$2,148,004	$36,544	$273	$1,331,146

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
	Pacific	Pacific			Portfolio
	Dynamix -	Dynamix -	Pacific	Portfolio	Optimization	Portfolio
	Conservative	Moderate	Dynamix -	Optimization	Moderate-	Optimization
	Growth	Growth	Growth	Conservative	Conservative	Moderate
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	527,839	1,717,299	828,484	1,079,899	1,765,762	6,671,110
Administrative fees	115,662	376,742	195,176	195,685	305,627	1,160,736
Total Expenses	643,501	2,094,041	1,023,660	1,275,584	2,071,389	7,831,846
Net Investment Income (Loss)	(643,501)	(2,094,041)	(1,023,660)	(1,275,584)	(2,071,389)	(7,831,846)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	864,990	1,557,141	7,998	124,420	7,125,217	24,046,969
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	864,990	1,557,141	7,998	124,420	7,125,217	24,046,969
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,301,455	14,735,054	10,105,379	1,736,474	1,199,652	20,612,468
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,522,944	$14,198,154	$9,089,717	$585,310	$6,253,480	$36,827,591

		Portfolio	Invesco
	Portfolio	Optimization	Oppenheimer	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Optimization	Aggressive-	V.I. International	Balanced-Risk	Equity and	Global
	Growth	Growth	Growth	Allocation	Income	Real Estate
	Class I	Class I	Series II	Series II	Series II	Series II
INVESTMENT INCOME
Dividends	$—	$—	$—	$624,966	$34,747	$58,107
EXPENSES
Mortality and expense risk	5,503,182	1,391,048	11,960	230,562	20,361	15,840
Administrative fees	943,427	231,006	2,785	48,035	4,238	4,972
Total Expenses	6,446,609	1,622,054	14,745	278,597	24,599	20,812
Net Investment Income (Loss)	(6,446,609)	(1,622,054)	(14,745)	346,369	10,148	37,295
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	22,080,770	5,780,527	(2,173)	(87,346)	7,101	(8,981)
Capital gain distributions	—	—	115,977	672,417	20,741	—
Realized Gain (Loss) on Investments	22,080,770	5,780,527	113,804	585,071	27,842	(8,981)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	27,412,124	8,458,976	2,921	599,567	257,865	427,723
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,046,285	$12,617,449	$101,980	$1,531,007	$295,855	$456,037

				American		American
		American Century	American Funds	Funds IS Capital	American Funds	Funds IS Capital
	Invesco V.I. Global	VP Mid Cap Value	IS Asset Allocation	Income Builder	IS Capital World Bond	World Growth and
	Series II	Class II	Class 4	Class 4	Class 4	Income Class 4
INVESTMENT INCOME
Dividends	$—	$48,606	$3,360,402	$103,373	$20,124	$41,202
EXPENSES
Mortality and expense risk	21,217	49,939	2,848,025	40,252	10,965	26,257
Administrative fees	4,187	10,905	588,485	9,110	2,893	5,621
Total Expenses	25,404	60,844	3,436,510	49,362	13,858	31,878
Net Investment Income (Loss)	(25,404)	(12,238)	(76,108)	54,011	6,266	9,324
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	27,996	26,786	826,655	3,290	(7,463)	(2,233)
Capital gain distributions	98,930	—	8,354,516	—	32,430	53,366
Realized Gain (Loss) on Investments	126,926	26,786	9,181,171	3,290	24,967	51,133
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	129,336	870,903	21,729,002	442,786	(111,164)	232,170
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$230,858	$885,451	$30,834,065	$500,087	$(79,931)	$292,627

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
			American			American
	American Funds	American Funds	Funds IS Global	American	American Funds	Funds IS American
	IS Global Balanced	IS Global Growth	Small Capitalization	Funds IS Growth	IS Growth- Income	High-Income Trust
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$33,905	$11,147	$—	$17,127	$158,286	$122,032
EXPENSES
Mortality and expense risk	35,164	60,172	24,050	356,758	185,600	27,109
Administrative fees	9,068	12,911	5,044	72,679	40,787	6,056
Total Expenses	44,232	73,083	29,094	429,437	226,387	33,165
Net Investment Income (Loss)	(10,327)	(61,936)	(29,094)	(412,310)	(68,101)	88,867
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	3,568	249,180	3,180	842,145	209,587	(8,252)
Capital gain distributions	237,798	255,909	50,017	3,734,094	162,123	—
Realized Gain (Loss) on Investments	241,366	505,089	53,197	4,576,239	371,710	(8,252)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	129,559	301,812	33,720	1,219,710	3,008,345	79,531
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$360,598	$744,965	$57,823	$5,383,639	$3,311,954	$160,146

		American Funds	American		American	American
	American Funds	IS International	Funds IS Managed	American Funds IS	Funds IS The Bond	Funds IS U.S.
	IS International	Growth and Income	Risk Asset Allocation	New World Fund	Fund of America	Government Securities
	Class 4	Class 4	Class P2	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$83,783	$57,858	$221,200	$25,239	$72,713	$42,723
EXPENSES
Mortality and expense risk	32,916	22,726	175,447	37,744	54,575	49,100
Administrative fees	8,484	4,953	41,025	8,352	13,436	11,164
Total Expenses	41,400	27,679	216,472	46,096	68,011	60,264
Net Investment Income (Loss)	42,383	30,179	4,728	(20,857)	4,702	(17,541)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(24,056)	14,884	52,040	(11,523)	(54,081)	(147,094)
Capital gain distributions	—	—	—	125,472	237,391	396,237
Realized Gain (Loss) on Investments	(24,056)	14,884	52,040	113,949	183,310	249,143
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(143,988)	33,901	1,662,402	3,726	(302,291)	(363,419)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(125,661)	$78,964	$1,719,170	$96,818	$(114,279)	$(131,817)

	American Funds IS	BlackRock
	Washington	60/40 Target	BlackRock	BlackRock	Fidelity VIP	Fidelity VIP
	Mutual Investors	Allocation ETF	Capital Appreciation	Global Allocation	Contrafund Service	FundsManager 60%
	Class 4	V.I. Class I	V.I. Class III	V.I. Class III	Class 2	Service Class 2
INVESTMENT INCOME
Dividends	$126,528	$266,061	$—	$1,001,766	$10,197	$385,802
EXPENSES
Mortality and expense risk	94,657	124,867	3,944	1,348,800	398,483	415,921
Administrative fees	20,761	29,175	875	273,295	93,052	93,927
Total Expenses	115,418	154,042	4,819	1,622,095	491,535	509,848
Net Investment Income (Loss)	11,110	112,019	(4,819)	(620,329)	(481,338)	(124,046)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	3,928	2,494	18,712	436,684	14,831	(5,739)
Capital gain distributions	—	988,755	105,512	20,048,783	4,995,012	625,684
Realized Gain (Loss) on Investments	3,928	991,249	124,224	20,485,467	5,009,843	619,945
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,011,197	119,301	(12,769)	(13,713,185)	4,310,965	3,484,047
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,026,235	$1,222,569	$106,636	$6,151,953	$8,839,470	$3,979,946

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
	Fidelity VIP Government	Fidelity VIP	First Trust		First Trust/ Dow Jones
	Money Market Service	Strategic Income Service	Dorsey Wright Tactical Core	First Trust Multi Income Allocation	Dividend & Income Allocation	Franklin Allocation
	Class	Class 2	Class I	Class I	Class I	VIP Class 2
INVESTMENT INCOME
Dividends	$2,499	$183,427	$10,226	$20,671	$510,740	$2,731
EXPENSES
Mortality and expense risk	269,494	76,560	28,005	9,174	576,913	1,282
Administrative fees	57,123	16,840	5,796	2,083	126,233	236
Total Expenses	326,617	93,400	33,801	11,257	703,146	1,518
Net Investment Income (Loss)	(324,118)	90,027	(23,575)	9,414	(192,406)	1,213
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	—	(2,663)	2,013	12,968	31,346	(796)
Capital gain distributions	—	117,455	73,903	—	407,116	—
Realized Gain (Loss) on Investments	—	114,792	75,916	12,968	438,462	(796)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	—	(56,884)	227,032	68,598	5,201,218	15,378
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(324,118)	$147,935	$279,373	$90,980	$5,447,274	$15,795

			Franklin
			Mutual	Franklin		Ivy
	Franklin	Franklin	Global	Rising	Templeton	VIP Asset
	Allocation	Income	Discovery	Dividends	Global Bond	Strategy
	VIP Class 4	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	Class II
INVESTMENT INCOME
Dividends	$210,789	$497,440	$131,125	$112,455	$—	$17,261
EXPENSES
Mortality and expense risk	156,209	104,723	47,931	135,642	60,140	8,119
Administrative fees	29,864	25,937	10,370	31,154	14,353	1,915
Total Expenses	186,073	130,660	58,301	166,796	74,493	10,034
Net Investment Income (Loss)	24,716	366,780	72,824	(54,341)	(74,493)	7,227
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(240,176)	331	(39,001)	203,637	(303,325)	190
Capital gain distributions	—	—	—	423,536	—	108,009
Realized Gain (Loss) on Investments	(240,176)	331	(39,001)	627,173	(303,325)	108,199
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,492,734	1,135,036	830,224	2,385,223	(11,408)	(53,434)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,277,274	$1,502,147	$864,047	$2,958,055	$(389,226)	$61,992

		Janus	Janus	JPMorgan Insurance	JPMorgan Insurance	ClearBridge
	Ivy	Henderson Balanced	Henderson Flexible Bond	Trust Global	Trust Income	Variable Aggressive
	VIP Energy Class II	Service Shares	Service Shares	Allocation Class 2	Builder Class 2	Growth - Class II
INVESTMENT INCOME
Dividends	$26,891	$2,742,598	$58,312	$4,415	$28,968	$2,071
EXPENSES
Mortality and expense risk	18,252	4,075,259	31,067	6,856	12,093	13,060
Administrative fees	3,934	938,846	7,452	1,376	2,717	2,559
Total Expenses	22,186	5,014,105	38,519	8,232	14,810	15,619
Net Investment Income (Loss)	4,705	(2,271,507)	19,793	(3,817)	14,158	(13,548)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(181,319)	(127,595)	(30,152)	428	3,933	298
Capital gain distributions	—	2,912,720	92,234	22,134	3,705	382,532
Realized Gain (Loss) on Investments	(181,319)	2,785,125	62,082	22,562	7,638	382,830
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	653,503	57,124,108	(138,296)	19,841	51,925	(322,801)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$476,889	$57,637,726	$(56,421)	$38,586	$73,721	$46,481

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
			MFS
	Lord Abbett		Massachusetts	MFS	MFS	MFS
	Bond	Lord Abbett	Investors	Total Return	Utilities	Value
	Debenture	Total Return	Growth Stock -	Series -	Series -	Series -
	Class VC	Class VC	Service Class	Service Class	Service Class	Service Class
INVESTMENT INCOME
Dividends	$192,825	$136,316	$228	$613,341	$66,126	$12,371
EXPENSES
Mortality and expense risk	59,465	61,094	4,670	373,345	45,858	7,074
Administrative fees	14,182	14,611	1,075	88,803	10,352	1,610
Total Expenses	73,647	75,705	5,745	462,148	56,210	8,684
Net Investment Income (Loss)	119,178	60,611	(5,517)	151,193	9,916	3,687
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(2,154)	(15,578)	20,127	(43,466)	21,909	36,878
Capital gain distributions	102,014	49,561	94,229	1,860,316	149,044	24,316
Realized Gain (Loss) on Investments	99,860	33,983	114,356	1,816,850	170,953	61,194
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(107,270)	(190,191)	49,646	2,294,448	331,853	165,606
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$111,768	$(95,597)	$158,485	$4,262,491	$512,722	$230,487

	Neuberger Berman		PIMCO
	U.S. Equity Index	PIMCO	Commodity- RealReturn	PIMCO
	PutWrite Strategy	All Asset - Advisor	Strategy - Advisor	Income - Advisor	Schwab VIT	Schwab VIT Balanced
	Class S	Class	Class	Class	Balanced	with Growth
INVESTMENT INCOME
Dividends	$307	$18,738	$27,449	$26,340	$67,263	$118,453
EXPENSES
Mortality and expense risk	1,326	1,752	6,692	8,068	17,832	30,882
Administrative fees	332	428	1,495	2,318	12,737	22,058
Total Expenses	1,658	2,180	8,187	10,386	30,569	52,940
Net Investment Income (Loss)	(1,351)	16,558	19,262	15,954	36,694	65,513
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	17,222	(1,745)	(448)	(1,289)	5,576	183,265
Capital gain distributions	6,344	—	—	—	138	—
Realized Gain (Loss) on Investments	23,566	(1,745)	(448)	(1,289)	5,714	183,265
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	343	5,367	121,361	(10,162)	316,213	656,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,558	$20,180	$140,175	$4,503	$358,621	$904,804

			VanEck VIP
	Schwab	State Street Total Return	Global Resources
	VIT Growth	V.I.S. Class 3	Class S
INVESTMENT INCOME
Dividends	$61,794	$334,707	$4,996
EXPENSES
Mortality and expense risk	16,341	202,496	16,791
Administrative fees	11,672	37,021	3,420
Total Expenses	28,013	239,517	20,211
Net Investment Income (Loss)	33,781	95,190	(15,215)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	367,551	84,220	5,543
Capital gain distributions	—	2,367,177	—
Realized Gain (Loss) on Investments	367,551	2,451,397	5,543
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	223,228	(557,593)	197,268
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$624,560	$1,988,994	$187,596

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(16,495)	$(16,018)	$(161,036)	$(128,388)	$(129,484)	$(129,982)
Realized gain (loss) on investments	(1,551)	14,330	(29,025)	17,705	37,568	(3,808)
Change in net unrealized appreciation (depreciation) on investments	(5,327)	115,268	(191,250)	990,254	393,977	348,534
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,373)	113,580	(381,311)	879,571	302,061	214,744
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	59,180	230,251	1,941,089	1,258,000	374,649	173,862
Transfers between variable and fixed accounts, net	189,941	154,214	710,372	1,766,044	1,221,246	(958,253)
Contract benefits and terminations	(185,759)	(79,441)	(1,378,968)	(1,103,696)	(1,660,486)	(1,080,204)
Contract charges and deductions	(34)	(25)	(14,298)	(15,016)	(7,971)	(8,076)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	226	(9,406)	146	104
Other	(3)	294	4	713	(31)	478
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	63,325	305,293	1,258,425	1,896,639	(72,447)	(1,872,089)
NET INCREASE (DECREASE) IN NET ASSETS	39,952	418,873	877,114	2,776,210	229,614	(1,657,345)
NET ASSETS
Beginning of Year	1,346,669	927,796	11,889,597	9,113,387	9,318,954	10,976,299
End of Year	$1,386,621	$1,346,669	$12,766,711	$11,889,597	$9,548,568	$9,318,954

	High Yield Bond		Inflation Managed		Managed Bond
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(106,221)	$(99,118)	$(107,826)	$(98,476)	$(201,443)	$(218,290)
Realized gain (loss) on investments	44,146	56,404	30,203	49,328	256,747	(5,567)
Change in net unrealized appreciation (depreciation) on investments	356,966	354,469	407,778	702,685	(444,531)	1,091,302
Net Increase (Decrease) in Net Assets Resulting from Operations	294,891	311,755	330,155	653,537	(389,227)	867,445
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	575,864	442,626	952,275	503,478	1,088,404	564,175
Transfers between variable and fixed accounts, net	411,697	(28,058)	1,163,094	12,165	798,216	873,580
Contract benefits and terminations	(765,556)	(526,475)	(1,002,628)	(728,252)	(2,982,847)	(1,762,621)
Contract charges and deductions	(15,376)	(14,469)	(10,068)	(10,226)	(21,521)	(21,748)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	(2,898)	(3,350)	(636)	222	(1,916)
Other	69	(4)	(23)	130	138	2
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	206,698	(129,278)	1,099,300	(223,341)	(1,117,388)	(348,528)
NET INCREASE (DECREASE) IN NET ASSETS	501,589	182,477	1,429,455	430,196	(1,506,615)	518,917
NET ASSETS
Beginning of Year	7,435,655	7,253,178	7,446,951	7,016,755	15,600,215	15,081,298
End of Year	$7,937,244	$7,435,655	$8,876,406	$7,446,951	$14,093,600	$15,600,215

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Short Duration Bond		Emerging Markets Debt		Dividend Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(162,464)	$(145,033)	$(27,625)	$(21,531)	$(310,372)	$(240,808)
Realized gain (loss) on investments	(1,992)	57,538	(641)	17,532	29,284	(96,875)
Change in net unrealized appreciation (depreciation) on investments	(62,630)	351,757	(125,942)	31,989	5,576,946	2,539,559
Net Increase (Decrease) in Net Assets Resulting from Operations	(227,086)	264,262	(154,208)	27,990	5,295,858	2,201,876
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,446,249	1,561,137	35,115	28,386	3,015,016	1,434,017
Transfers between variable and fixed accounts, net	1,757,378	1,511,120	206,111	205,742	815,222	(473,868)
Contract benefits and terminations	(2,234,178)	(3,274,455)	(134,373)	(102,635)	(2,528,892)	(1,323,789)
Contract charges and deductions	(19,611)	(21,868)	(3,361)	(3,354)	(21,817)	(22,057)
Adjustments to net assets allocated to contracts in payout (annuitization) period	270	(1,165)	—	—	—	—
Other	(54)	(726)	(78)	(213)	(4,037)	3,183
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	950,054	(225,957)	103,414	127,926	1,275,492	(382,514)
NET INCREASE (DECREASE) IN NET ASSETS	722,968	38,305	(50,794)	155,916	6,571,350	1,819,362
NET ASSETS
Beginning of Year	13,459,645	13,421,340	2,047,971	1,892,055	21,554,135	19,734,773
End of Year	$14,182,613	$13,459,645	$1,997,177	$2,047,971	$28,125,485	$21,554,135

	Equity Index		Focused Growth		Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,679,757)	$(1,241,167)	$(216,846)	$(146,753)	$(155,768)	$(132,144)
Realized gain (loss) on investments	302,153	347,499	55,953	253,744	123,781	374,384
Change in net unrealized appreciation (depreciation) on investments	33,187,594	17,268,272	2,839,940	3,268,086	2,417,373	2,488,135
Net Increase (Decrease) in Net Assets Resulting from Operations	31,809,990	16,374,604	2,679,047	3,375,077	2,385,386	2,730,375
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	18,228,912	15,862,201	1,025,802	746,036	977,953	908,303
Transfers between variable and fixed accounts, net	(1,640,049)	(4,755,611)	(142,794)	1,610,881	686,073	(1,661,248)
Contract benefits and terminations	(8,600,561)	(8,767,475)	(1,293,822)	(671,221)	(1,234,596)	(442,632)
Contract charges and deductions	(17,538)	(16,852)	(3,967)	(4,361)	(6,642)	(6,743)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(17)	—	(1)	—	—	—
Other	(2,818)	(6,117)	(836)	(1,235)	(1,153)	246
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	7,967,929	2,316,146	(415,618)	1,680,100	421,635	(1,202,074)
NET INCREASE (DECREASE) IN NET ASSETS	39,777,919	18,690,750	2,263,429	5,055,177	2,807,021	1,528,301
NET ASSETS
Beginning of Year	117,294,135	98,603,385	15,102,007	10,046,830	11,090,651	9,562,350
End of Year	$157,072,054	$117,294,135	$17,365,436	$15,102,007	$13,897,672	$11,090,651

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Hedged Equity		Large-Cap Growth		Large-Cap Value
	Class I (1)		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(23,407)		$(214,497)	$(165,958)	$(110,479)	$(83,200)
Realized gain (loss) on investments	(211)		835,461	187,115	50,065	(9,155)
Change in net unrealized appreciation (depreciation) on investments	129,675		2,119,851	4,204,988	1,872,192	509,930
Net Increase (Decrease) in Net Assets Resulting from Operations	106,057		2,740,815	4,226,145	1,811,778	417,575
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,493,530		1,595,581	1,155,876	1,217,901	353,785
Transfers between variable and fixed accounts, net	1,242,198		(3,421,372)	2,915,971	43,803	617,640
Contract benefits and terminations	(6,099)		(1,569,480)	(1,081,703)	(1,021,712)	(479,278)
Contract charges and deductions	(16,042)		(3,068)	(2,554)	(12,284)	(11,989)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		—	—	—	—
Other	340		(2,753)	(269)	1,915	384
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	5,713,927		(3,401,092)	2,987,321	229,623	480,542
NET INCREASE (DECREASE) IN NET ASSETS	5,819,984		(660,277)	7,213,466	2,041,401	898,117
NET ASSETS
Beginning of Year or Period	—		16,886,712	9,673,246	7,507,171	6,609,054
End of Year or Period	$5,819,984		$16,226,435	$16,886,712	$9,548,572	$7,507,171

	Main Street Core		Mid-Cap Equity		Mid-Cap Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(104,098)	$(85,124)	$(98,616)	$(75,882)	$(215,864)	$(145,377)
Realized gain (loss) on investments	287,067	(9,537)	168,113	354,894	54,103	243,690
Change in net unrealized appreciation (depreciation) on investments	1,600,791	868,380	868,398	1,168,140	2,448,307	4,484,717
Net Increase (Decrease) in Net Assets Resulting from Operations	1,783,760	773,719	937,895	1,447,152	2,286,546	4,583,030
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	329,387	753,253	1,140,740	190,524	1,624,652	1,370,406
Transfers between variable and fixed accounts, net	(299,992)	(389,497)	431,277	(686,880)	(320,405)	(423,470)
Contract benefits and terminations	(766,484)	(362,323)	(1,004,816)	(336,593)	(1,393,563)	(535,856)
Contract charges and deductions	(6,365)	(6,493)	(7,865)	(7,015)	(13,067)	(12,744)
Adjustments to net assets allocated to contracts in payout (annuitization) period	182	(1,277)	59	(379)	—	—
Other	(274)	108	(3,980)	(130)	(3,729)	380
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(743,546)	(6,229)	555,415	(840,473)	(106,112)	398,716
NET INCREASE (DECREASE) IN NET ASSETS	1,040,214	767,490	1,493,310	606,679	2,180,434	4,981,746
NET ASSETS
Beginning of Year	7,152,440	6,384,950	6,349,578	5,742,899	15,057,702	10,075,956
End of Year	$8,192,654	$7,152,440	$7,842,888	$6,349,578	$17,238,136	$15,057,702

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Mid-Cap Value		Small-Cap Equity		Small-Cap Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(73,488)	$(44,078)	$(39,118)	$(29,132)	$(122,447)	$(87,238)
Realized gain (loss) on investments	79,422	12,723	136,555	19,188	86,764	66,837
Change in net unrealized appreciation (depreciation) on investments	1,172,441	334,535	574,124	152,039	93,648	2,959,208
Net Increase (Decrease) in Net Assets Resulting from Operations	1,178,375	303,180	671,561	142,095	57,965	2,938,807
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	391,053	277,636	152,928	145,153	538,425	529,616
Transfers between variable and fixed accounts, net	1,529,260	202,009	(86,172)	(2,541)	(74,577)	(788,156)
Contract benefits and terminations	(626,865)	(234,740)	(279,602)	(208,059)	(833,687)	(339,654)
Contract charges and deductions	(7,821)	(7,030)	(2,004)	(2,053)	(6,535)	(6,266)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(1,572)	67	(10)	2	(1,263)	(315)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,284,055	237,942	(214,860)	(67,498)	(377,637)	(604,775)
NET INCREASE (DECREASE) IN NET ASSETS	2,462,430	541,122	456,701	74,597	(319,672)	2,334,032
NET ASSETS
Beginning of Year	4,405,706	3,864,584	2,775,602	2,701,005	8,973,996	6,639,964
End of Year	$6,868,136	$4,405,706	$3,232,303	$2,775,602	$8,654,324	$8,973,996

	Small-Cap Index		Small-Cap Value		Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(151,300)	$(107,463)	$(80,444)	$(49,571)	$(40,318)	$(36,370)
Realized gain (loss) on investments	92,108	(103,243)	135,626	35,453	294,269	63,418
Change in net unrealized appreciation (depreciation) on investments	1,449,517	1,811,357	1,454,417	230,525	308,497	(344,781)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,390,325	1,600,651	1,509,599	216,407	562,448	(317,733)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,028,678	945,798	415,168	133,214	89,192	13,667
Transfers between variable and fixed accounts, net	702,906	(1,105,548)	186,205	167,342	44,063	10,632
Contract benefits and terminations	(926,135)	(489,719)	(678,488)	(303,799)	(581,685)	(204,745)
Contract charges and deductions	(2,968)	(2,746)	(5,806)	(5,763)	(7,401)	(8,309)
Adjustments to net assets allocated to contracts in payout (annuitization) period	37	(248)	—	—	—	—
Other	(1,611)	60	(2,417)	(17)	152	(536)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,800,907	(652,403)	(85,338)	(9,023)	(455,679)	(189,291)
NET INCREASE (DECREASE) IN NET ASSETS	3,191,232	948,248	1,424,261	207,384	106,769	(507,024)
NET ASSETS
Beginning of Year	11,083,754	10,135,506	4,640,712	4,433,328	2,954,360	3,461,384
End of Year	$14,274,986	$11,083,754	$6,064,973	$4,640,712	$3,061,129	$2,954,360

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
					Year/Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Value Advantage		Emerging Markets		International Growth
	Class I		Class I		Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(50,157)	$(20,651)	$(106,537)	$(100,838)	$(5)
Realized gain (loss) on investments	22,745	(12,081)	281,744	401,420	—
Change in net unrealized appreciation (depreciation) on investments	732,321	(11,228)	(915,355)	887,035	390
Net Increase (Decrease) in Net Assets Resulting from Operations	704,909	(43,960)	(740,148)	1,187,617	385
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	303,307	212,948	613,076	236,203	9,423
Transfers between variable and fixed accounts, net	1,866,467	(9,466)	140,692	(1,026,476)	—
Contract benefits and terminations	(408,704)	(45,171)	(908,024)	(427,735)	—
Contract charges and deductions	(824)	(681)	(12,839)	(13,250)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—
Other	(93)	(9)	(2,051)	134	—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,760,153	157,621	(169,146)	(1,231,124)	9,423
NET INCREASE (DECREASE) IN NET ASSETS	2,465,062	113,661	(909,294)	(43,507)	9,808
NET ASSETS
Beginning of Year or Period	1,940,399	1,826,738	8,237,393	8,280,900	—
End of Year or Period	$4,405,461	$1,940,399	$7,328,099	$8,237,393	$9,808

	International Large-Cap		International Small-Cap		International Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(111,419)	$(92,070)	$(23,898)	$(18,666)	$(70,561)	$(52,493)
Realized gain (loss) on investments	69,235	61,360	15,953	(32)	57,786	(93,504)
Change in net unrealized appreciation (depreciation) on investments	1,124,961	729,068	201,768	133,962	850,439	(129,736)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,082,777	698,358	193,823	115,264	837,664	(275,733)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	734,605	493,567	70,173	49,968	97,370	76,751
Transfers between variable and fixed accounts, net	81,925	(21,411)	22,321	(14,997)	482,815	624,149
Contract benefits and terminations	(595,839)	(485,986)	(104,868)	(83,464)	(690,115)	(278,104)
Contract charges and deductions	(24,449)	(24,885)	(5,126)	(4,369)	(15,763)	(14,259)
Adjustments to net assets allocated to contracts in payout (annuitization) period	165	(1,250)	—	—	147	(1,171)
Other	110	(1,045)	(154)	193	9	(946)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	196,517	(41,010)	(17,654)	(52,669)	(125,537)	406,420
NET INCREASE (DECREASE) IN NET ASSETS	1,279,294	657,348	176,169	62,595	712,127	130,687
NET ASSETS
Beginning of Year	8,142,998	7,485,650	1,574,164	1,511,569	4,394,780	4,264,093
End of Year	$9,422,292	$8,142,998	$1,750,333	$1,574,164	$5,106,907	$4,394,780

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Health Sciences		Real Estate		Technology
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(396,430)	$(336,457)	$(99,489)	$(85,146)	$(247,056)	$(190,320)
Realized gain (loss) on investments	27,467	317,136	266,528	67,830	417,730	43,852
Change in net unrealized appreciation (depreciation) on investments	3,420,433	4,062,874	2,236,234	(294,903)	1,977,330	5,653,660
Net Increase (Decrease) in Net Assets Resulting from Operations	3,051,470	4,043,553	2,403,273	(312,219)	2,148,004	5,507,192
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,031,222	1,504,043	488,757	141,648	2,647,584	1,591,999
Transfers between variable and fixed accounts, net	1,522,325	449,573	186,574	(142,489)	(1,666,335)	193,008
Contract benefits and terminations	(2,927,817)	(2,429,910)	(1,163,142)	(644,202)	(1,525,399)	(1,018,258)
Contract charges and deductions	(13,082)	(12,578)	(7,426)	(7,316)	(8,087)	(8,569)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(13)	—	39	(398)	44	(268)
Other	(652)	4,296	(1,390)	685	(381)	489
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	611,983	(484,576)	(496,588)	(652,072)	(552,574)	758,401
NET INCREASE (DECREASE) IN NET ASSETS	3,663,453	3,558,977	1,906,685	(964,291)	1,595,430	6,265,593
NET ASSETS
Beginning of Year	27,848,080	24,289,103	6,476,309	7,440,600	18,556,587	12,290,994
End of Year	$31,511,533	$27,848,080	$8,382,994	$6,476,309	$20,152,017	$18,556,587

	ESG Diversified	ESG Diversified Growth	PSF DFA
	Class I (1)	Class I (1)	Balanced Allocation Class D
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(5,598)	$(3)	$(157,291)	$(123,586)
Realized gain (loss) on investments	(37)	—	(1,376)	19,512
Change in net unrealized appreciation (depreciation) on investments	42,179	276	1,489,813	1,097,586
Net Increase (Decrease) in Net Assets Resulting from Operations	36,544	273	1,331,146	993,512
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,336,522	7,500	2,638,005	2,492,539
Transfers between variable and fixed accounts, net	6,257	—	566,757	(1,220,617)
Contract benefits and terminations	(175)	—	(576,865)	(937,312)
Contract charges and deductions	(3,973)	—	(88,978)	(61,403)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—
Other	(157)	—	214	5,835
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,338,474	7,500	2,539,133	279,042
NET INCREASE (DECREASE) IN NET ASSETS	1,375,018	7,773	3,870,279	1,272,554
NET ASSETS
Beginning of Year or Period	—	—	10,963,998	9,691,444
End of Year or Period	$1,375,018	$7,773	$14,834,277	$10,963,998

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Pacific Dynamix -		Pacific Dynamix -		Pacific Dynamix -
	Conservative Growth Class I		Moderate Growth Class I		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(643,501)	$(582,030)	$(2,094,041)	$(1,786,372)	$(1,023,660)	$(561,528)
Realized gain (loss) on investments	864,990	595,515	1,557,141	1,496,854	7,998	(269,769)
Change in net unrealized appreciation (depreciation) on investments	2,301,455	5,091,334	14,735,054	17,984,036	10,105,379	9,124,920
Net Increase (Decrease) in Net Assets Resulting from Operations	2,522,944	5,104,819	14,198,154	17,694,518	9,089,717	8,293,623
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,465,207	4,249,249	12,260,270	8,801,245	35,692,491	22,004,580
Transfers between variable and fixed accounts, net	553,971	196,551	3,847,075	(215,731)	6,362,650	479,182
Contract benefits and terminations	(5,724,607)	(4,717,959)	(15,073,046)	(13,222,617)	(4,581,617)	(2,208,590)
Contract charges and deductions	(213,194)	(201,421)	(909,451)	(839,930)	(441,063)	(184,091)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	(9,535)	—
Other	(808)	(343)	1,523	(1,633)	(5,545)	(4,617)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,919,431)	(473,923)	126,371	(5,478,666)	37,017,381	20,086,464
NET INCREASE (DECREASE) IN NET ASSETS	(396,487)	4,630,896	14,324,525	12,215,852	46,107,098	28,380,087
NET ASSETS
Beginning of Year	50,933,627	46,302,731	155,502,777	143,286,925	61,915,942	33,535,855
End of Year	$50,537,140	$50,933,627	$169,827,302	$155,502,777	$108,023,040	$61,915,942

	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Conservative Class I		Moderate-Conservative Class I		Moderate Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,275,584)	$(1,227,691)	$(2,071,389)	$(2,074,888)	$(7,831,846)	$(7,286,053)
Realized gain (loss) on investments	124,420	(462,266)	7,125,217	6,366,641	24,046,969	21,635,832
Change in net unrealized appreciation (depreciation) on investments	1,736,474	6,829,575	1,199,652	6,224,552	20,612,468	31,202,581
Net Increase (Decrease) in Net Assets Resulting from Operations	585,310	5,139,618	6,253,480	10,516,305	36,827,591	45,552,360
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	5,310,284	1,585,162	2,953,423	2,596,779	8,315,083	7,449,112
Transfers between variable and fixed accounts, net	4,089,061	13,217,957	(2,128,950)	(1,140,720)	5,253,551	(4,239,822)
Contract benefits and terminations	(10,580,982)	(11,317,916)	(14,312,221)	(16,891,579)	(49,537,692)	(44,686,959)
Contract charges and deductions	(534,466)	(531,433)	(750,186)	(800,134)	(3,317,750)	(3,416,494)
Adjustments to net assets allocated to contracts in payout (annuitization) period	2,331	(6,323)	(6,562)	(10,869)	(8,739)	(41,837)
Other	(1,084)	(2,014)	4,874	9,420	6,587	2,204
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,714,856)	2,945,433	(14,239,622)	(16,237,103)	(39,288,960)	(44,933,796)
NET INCREASE (DECREASE) IN NET ASSETS	(1,129,546)	8,085,051	(7,986,142)	(5,720,798)	(2,461,369)	618,564
NET ASSETS
Beginning of Year	89,158,669	81,073,618	139,732,839	145,453,637	500,836,115	500,217,551
End of Year	$88,029,123	$89,158,669	$131,746,697	$139,732,839	$498,374,746	$500,836,115

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Portfolio Optimization		Portfolio Optimization		Invesco Oppenheimer V.I.
	Growth Class I		Aggressive-Growth Class I		International Growth Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(6,446,609)	$(5,808,337)	$(1,622,054)	$(1,435,783)	$(14,745)	$(3,179)
Realized gain (loss) on investments	22,080,770	18,338,140	5,780,527	5,418,605	113,804	(1,730)
Change in net unrealized appreciation (depreciation) on investments	27,412,124	25,785,930	8,458,976	4,696,072	2,921	128,268
Net Increase (Decrease) in Net Assets Resulting from Operations	43,046,285	38,315,733	12,617,449	8,678,894	101,980	123,359
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	6,913,478	5,817,018	798,222	1,069,761	239,856	6,440
Transfers between variable and fixed accounts, net	(1,509,520)	(3,581,019)	(1,056,781)	(2,720,946)	296,173	31,348
Contract benefits and terminations	(35,918,706)	(33,511,684)	(7,382,596)	(7,739,817)	(155,998)	(18,553)
Contract charges and deductions	(2,576,843)	(2,614,734)	(633,508)	(601,492)	(19)	(23)
Adjustments to net assets allocated to contracts in payout (annuitization) period	1,172	(3,352)	—	—	—	—
Other	3,341	(10,590)	434	(9,258)	(16)	(7)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(33,087,078)	(33,904,361)	(8,274,229)	(10,001,752)	379,996	19,205
NET INCREASE (DECREASE) IN NET ASSETS	9,959,207	4,411,372	4,343,220	(1,322,858)	481,976	142,564
NET ASSETS
Beginning of Year	393,203,447	388,792,075	94,685,992	96,008,850	762,137	619,573
End of Year	$403,162,654	$393,203,447	$99,029,212	$94,685,992	$1,244,113	$762,137

	Invesco V.I. Balanced-Risk		Invesco V.I. Equity and		Invesco V.I. Global
	Allocation Series II		Income Series II		Real Estate Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$346,369	$1,212,119	$10,148	$13,805	$37,295	$55,316
Realized gain (loss) on investments	585,071	592,893	27,842	34,413	(8,981)	(4,643)
Change in net unrealized appreciation (depreciation) on investments	599,567	(268,030)	257,865	64,321	427,723	(319,284)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,531,007	1,536,982	295,855	112,539	456,037	(268,611)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,614,076	1,007,845	63,654	51,803	94,234	5,470
Transfers between variable and fixed accounts, net	53,173	405,404	428,092	(90,163)	478,693	(429,813)
Contract benefits and terminations	(1,996,191)	(1,960,325)	(142,146)	(71,424)	(74,907)	(39,495)
Contract charges and deductions	(170,294)	(161,783)	(1,633)	(1,581)	(61)	(57)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(1,051)	(90)	(40)	(9)	(220)	46
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(500,287)	(708,949)	347,927	(111,374)	497,739	(463,849)
NET INCREASE (DECREASE) IN NET ASSETS	1,030,720	828,033	643,782	1,165	953,776	(732,460)
NET ASSETS
Beginning of Year	19,933,034	19,105,001	1,508,592	1,507,427	1,499,520	2,231,980
End of Year	$20,963,754	$19,933,034	$2,152,374	$1,508,592	$2,453,296	$1,499,520

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Invesco V.I.		American Century		American Funds IS Asset
	Global Series II		VP Mid Cap Value Class II		Allocation Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(25,404)	$(14,306)	$(12,238)	$12,755	$(76,108)	$158,451
Realized gain (loss) on investments	126,926	47,417	26,786	(108,222)	9,181,171	1,181,037
Change in net unrealized appreciation (depreciation) on investments	129,336	322,682	870,903	(45,676)	21,729,002	20,973,894
Net Increase (Decrease) in Net Assets Resulting from Operations	230,858	355,793	885,451	(141,143)	30,834,065	22,313,382
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	290,125	18,856	421,213	295,396	14,941,530	12,725,822
Transfers between variable and fixed accounts, net	(50,092)	(87,277)	67,323	(465,242)	696,996	(2,276,825)
Contract benefits and terminations	(108,083)	(234,603)	(491,594)	(354,739)	(21,258,480)	(19,359,646)
Contract charges and deductions	(62)	(90)	(508)	(616)	(1,652,548)	(1,563,613)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(7)	—	544	(4,369)
Other	(23)	(11)	(110)	(100)	(1,712)	12,629
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	131,865	(303,125)	(3,683)	(525,301)	(7,273,670)	(10,466,002)
NET INCREASE (DECREASE) IN NET ASSETS	362,723	52,668	881,768	(666,444)	23,560,395	11,847,380
NET ASSETS
Beginning of Year	1,776,751	1,724,083	4,147,308	4,813,752	235,641,719	223,794,339
End of Year	$2,139,474	$1,776,751	$5,029,076	$4,147,308	$259,202,114	$235,641,719

	American Funds IS Capital		American Funds IS		American Funds IS Capital World
	Income Builder Class 4		Capital World Bond Class 4		Growth and Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$54,011	$48,473	$6,266	$(2,021)	$9,324	$(3,047)
Realized gain (loss) on investments	3,290	(152,067)	24,967	1,960	51,133	29,592
Change in net unrealized appreciation (depreciation) on investments	442,786	21,757	(111,164)	65,831	232,170	118,275
Net Increase (Decrease) in Net Assets Resulting from Operations	500,087	(81,837)	(79,931)	65,770	292,627	144,820
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	815,128	267,991	124,615	57,121	561,907	155,660
Transfers between variable and fixed accounts, net	73,774	68,784	204,729	(134,637)	123,388	462
Contract benefits and terminations	(424,339)	(955,102)	(99,152)	(145,793)	(266,328)	(91,819)
Contract charges and deductions	(2,144)	(2,397)	(754)	(850)	(606)	(625)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(55)	19	(29)	39	(64)	2
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	462,364	(620,705)	229,409	(224,120)	418,297	63,680
NET INCREASE (DECREASE) IN NET ASSETS	962,451	(702,542)	149,478	(158,350)	710,924	208,500
NET ASSETS
Beginning of Year	3,506,050	4,208,592	1,194,904	1,353,254	2,175,133	1,966,633
End of Year	$4,468,501	$3,506,050	$1,344,382	$1,194,904	$2,886,057	$2,175,133

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	American Funds IS		American Funds IS		American Funds IS Global
	Global Balanced Class 4		Global Growth Class 4		Small Capitalization Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(10,327)	$(3,879)	$(61,936)	$(53,208)	$(29,094)	$(15,602)
Realized gain (loss) on investments	241,366	86,099	505,089	133,373	53,197	64,164
Change in net unrealized appreciation (depreciation) on investments	129,559	160,951	301,812	1,216,472	33,720	301,924
Net Increase (Decrease) in Net Assets Resulting from Operations	360,598	243,171	744,965	1,296,637	57,823	350,486
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	251,358	1,100,680	648,582	372,001	351,124	16,970
Transfers between variable and fixed accounts, net	(817,753)	(103,827)	(612,074)	408,770	555,329	(57,708)
Contract benefits and terminations	(174,196)	(287,070)	(491,702)	(242,006)	(83,356)	(5,593)
Contract charges and deductions	(1,928)	(1,823)	(1,042)	(1,163)	(654)	(546)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(27)	8	192	(18)	(32)	(12)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(742,546)	707,968	(456,044)	537,584	822,411	(46,889)
NET INCREASE (DECREASE) IN NET ASSETS	(381,948)	951,139	288,921	1,834,221	880,234	303,597
NET ASSETS
Beginning of Year	4,366,912	3,415,773	5,650,892	3,816,671	1,679,372	1,375,775
End of Year	$3,984,964	$4,366,912	$5,939,813	$5,650,892	$2,559,606	$1,679,372

	American Funds IS		American Funds IS		American Funds IS American
	Growth Class 4		Growth-Income Class 4		High-Income Trust Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(412,310)	$(255,139)	$(68,101)	$(26,785)	$88,867	$124,067
Realized gain (loss) on investments	4,576,239	594,902	371,710	307,725	(8,252)	(13,505)
Change in net unrealized appreciation (depreciation) on investments	1,219,710	9,234,861	3,008,345	1,276,463	79,531	11,019
Net Increase (Decrease) in Net Assets Resulting from Operations	5,383,639	9,574,624	3,311,954	1,557,403	160,146	121,581
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,679,555	2,093,802	1,782,907	637,610	534,784	86,045
Transfers between variable and fixed accounts, net	2,358,481	3,567,819	(696,143)	(531,142)	1,260,908	388,049
Contract benefits and terminations	(3,345,374)	(2,667,492)	(2,000,411)	(1,071,734)	(294,120)	(83,108)
Contract charges and deductions	(15,826)	(14,890)	(10,186)	(9,399)	(592)	(529)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	177	(1,270)	—	—
Other	20,149	3,784	16,850	(329)	(81)	42
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,696,985	2,983,023	(906,806)	(976,264)	1,500,899	390,499
NET INCREASE (DECREASE) IN NET ASSETS	8,080,624	12,557,647	2,405,148	581,139	1,661,045	512,080
NET ASSETS
Beginning of Year	29,196,407	16,638,760	15,472,123	14,890,984	2,063,813	1,551,733
End of Year	$37,277,031	$29,196,407	$17,877,271	$15,472,123	$3,724,858	$2,063,813

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	American Funds IS		American Funds IS International		American Funds IS Managed Risk
	International Class 4		Growth and Income Class 4		Asset Allocation Class P2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$42,383	$(20,485)	$30,179	$(457)	$4,728	$33,408
Realized gain (loss) on investments	(24,056)	(33,583)	14,884	(128,072)	52,040	521,680
Change in net unrealized appreciation (depreciation) on investments	(143,988)	449,254	33,901	139,972	1,662,402	156,291
Net Increase (Decrease) in Net Assets Resulting from Operations	(125,661)	395,186	78,964	11,443	1,719,170	711,379
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	304,421	111,630	72,753	92,617	1,457,344	809,992
Transfers between variable and fixed accounts, net	400,269	(208,928)	79,492	(125,653)	814,759	911,592
Contract benefits and terminations	(497,910)	(210,369)	(239,202)	(169,027)	(1,887,507)	(965,449)
Contract charges and deductions	(1,537)	(1,726)	(322)	(351)	(105,842)	(94,024)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	8,776	106	(600)	394	490	641
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	214,019	(309,287)	(87,879)	(202,020)	279,244	662,752
NET INCREASE (DECREASE) IN NET ASSETS	88,358	85,899	(8,915)	(190,577)	1,998,414	1,374,131
NET ASSETS
Beginning of Year	3,526,811	3,440,912	2,104,420	2,294,997	15,735,754	14,361,623
End of Year	$3,615,169	$3,526,811	$2,095,505	$2,104,420	$17,734,168	$15,735,754

	American Funds IS		American Funds IS The Bond		American Funds IS U.S. Government
	New World Fund Class 4		Fund of America Class 4		Securities Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(20,857)	$(31,153)	$4,702	$49,428	$(17,541)	$28,209
Realized gain (loss) on investments	113,949	(5,003)	183,310	38,854	249,143	108,794
Change in net unrealized appreciation (depreciation) on investments	3,726	524,014	(302,291)	245,464	(363,419)	76,808
Net Increase (Decrease) in Net Assets Resulting from Operations	96,818	487,858	(114,279)	333,746	(131,817)	213,811
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	387,061	277,949	354,220	1,001,858	146,086	575,221
Transfers between variable and fixed accounts, net	733,208	(382,395)	479,545	2,001,603	(1,476,661)	5,131,730
Contract benefits and terminations	(455,222)	(193,320)	(983,333)	(747,335)	(681,361)	(1,570,393)
Contract charges and deductions	(961)	(922)	(2,622)	(2,840)	(413)	(890)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(216)	(1)	43	927	86	(52)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	663,870	(298,689)	(152,147)	2,254,213	(2,012,263)	4,135,616
NET INCREASE (DECREASE) IN NET ASSETS	760,688	189,169	(266,426)	2,587,959	(2,144,080)	4,349,427
NET ASSETS
Beginning of Year	3,110,839	2,921,670	5,996,507	3,408,548	6,076,201	1,726,774
End of Year	$3,871,527	$3,110,839	$5,730,081	$5,996,507	$3,932,121	$6,076,201

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	American Funds IS Washington		BlackRock 60/40 Target		BlackRock Capital Appreciation
	Mutual Investors Class 4		Allocation ETF V.I. Class I		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$11,110	$24,323	$112,019	$61,565	$(4,819)	$(4,125)
Realized gain (loss) on investments	3,928	24,268	991,249	(6,099)	124,224	57,579
Change in net unrealized appreciation (depreciation) on investments	2,011,197	470,818	119,301	900,548	(12,769)	133,157
Net Increase (Decrease) in Net Assets Resulting from Operations	2,026,235	519,409	1,222,569	956,014	106,636	186,611
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,044,273	768,365	3,008,421	3,438,307	77,731	24,098
Transfers between variable and fixed accounts, net	1,906,625	169,254	1,281,112	237,697	(42,241)	(113,243)
Contract benefits and terminations	(876,600)	(212,689)	(553,557)	(258,430)	(132,615)	(69,480)
Contract charges and deductions	(1,576)	(1,447)	(269)	(142)	(4,118)	(4,053)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(1,228)	(160)	(170)	3,190	(617)	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,071,494	723,323	3,735,537	3,420,622	(101,860)	(162,680)
NET INCREASE (DECREASE) IN NET ASSETS	4,097,729	1,242,732	4,958,106	4,376,636	4,776	23,931
NET ASSETS
Beginning of Year	6,892,892	5,650,160	9,486,052	5,109,416	517,797	493,866
End of Year	$10,990,621	$6,892,892	$14,444,158	$9,486,052	$522,573	$517,797

	BlackRock Global Allocation		Fidelity VIP Contrafund		Fidelity VIP FundsManager
	V.I. Class III		Service Class 2		60% Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(620,329)	$(56,165)	$(481,338)	$(343,509)	$(124,046)	$(113,802)
Realized gain (loss) on investments	20,485,467	7,300,667	5,009,843	191,916	619,945	(8,115)
Change in net unrealized appreciation (depreciation) on investments	(13,713,185)	12,937,222	4,310,965	7,519,821	3,484,047	4,216,407
Net Increase (Decrease) in Net Assets Resulting from Operations	6,151,953	20,181,724	8,839,470	7,368,228	3,979,946	4,094,490
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	7,015,965	3,659,001	5,351,406	2,794,192	5,508,202	2,848,380
Transfers between variable and fixed accounts, net	195,069	(1,305,895)	1,272,688	(221,918)	1,789,462	1,047,045
Contract benefits and terminations	(15,511,254)	(13,768,850)	(4,739,536)	(1,928,868)	(3,392,810)	(4,302,770)
Contract charges and deductions	(934,556)	(925,336)	(4,728)	(4,620)	(321,957)	(249,592)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(10,125)	(2,640)	(9)	—	—	—
Other	4,337	2,975	(3,043)	(799)	(98)	(1,177)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(9,240,564)	(12,340,745)	1,876,778	637,987	3,582,799	(658,114)
NET INCREASE (DECREASE) IN NET ASSETS	(3,088,611)	7,840,979	10,716,248	8,006,215	7,562,745	3,436,376
NET ASSETS
Beginning of Year	123,571,677	115,730,698	33,320,279	25,314,064	35,291,993	31,855,617
End of Year	$120,483,066	$123,571,677	$44,036,527	$33,320,279	$42,854,738	$35,291,993

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Fidelity VIP Government		Fidelity VIP Strategic Income		First Trust Dorsey Wright
	Money Market Service Class		Service Class 2		Tactical Core Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(324,118)	$(360,151)	$90,027	$101,786	$(23,575)	$(15,099)
Realized gain (loss) on investments	—	—	114,792	12,093	75,916	9,525
Change in net unrealized appreciation (depreciation) on investments	—	—	(56,884)	184,490	227,032	134,901
Net Increase (Decrease) in Net Assets Resulting from Operations	(324,118)	(360,151)	147,935	298,369	279,373	129,327
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,832,518	2,051,328	713,151	523,461	52,991	68,248
Transfers between variable and fixed accounts, net	(7,249,581)	27,361,537	1,718,409	(292,064)	523,129	(952,392)
Contract benefits and terminations	(9,502,699)	(18,568,871)	(964,926)	(725,025)	(84,036)	(76,007)
Contract charges and deductions	(10,038)	(7,924)	(1,029)	(1,204)	(51)	(42)
Adjustments to net assets allocated to contracts in payout (annuitization) period	548	421	—	—	—	—
Other	841	(236)	320	86	(43)	53
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(13,928,411)	10,836,255	1,465,925	(494,746)	491,990	(960,140)
NET INCREASE (DECREASE) IN NET ASSETS	(14,252,529)	10,476,104	1,613,860	(196,377)	771,363	(830,813)
NET ASSETS
Beginning of Year	33,023,990	22,547,886	6,115,170	6,311,547	2,028,978	2,859,791
End of Year	$18,771,461	$33,023,990	$7,729,030	$6,115,170	$2,800,341	$2,028,978

	First Trust		First Trust/Dow Jones Dividend & Income		Franklin
	Multi Income Allocation Class I		Allocation Class I		Allocation VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$9,414	$5,323	$(192,406)	$77,127	$1,213	$612
Realized gain (loss) on investments	12,968	10,060	438,462	1,123,262	(796)	32,750
Change in net unrealized appreciation (depreciation) on investments	68,598	(21,911)	5,201,218	1,544,853	15,378	(19,121)
Net Increase (Decrease) in Net Assets Resulting from Operations	90,980	(6,528)	5,447,274	2,745,242	15,795	14,241
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	107,049	33,456	4,082,667	2,586,979	10,122	10,249
Transfers between variable and fixed accounts, net	194,319	30,375	2,047,478	(543,947)	473	(102)
Contract benefits and terminations	(146,457)	(256,723)	(4,617,905)	(3,816,808)	(1,229)	(3,145)
Contract charges and deductions	(18)	(30)	(408,791)	(352,857)	(876)	(837)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(18)	5	93	2,080	(2)	—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	154,875	(192,917)	1,103,542	(2,124,553)	8,488	6,165
NET INCREASE (DECREASE) IN NET ASSETS	245,855	(199,445)	6,550,816	620,689	24,283	20,406
NET ASSETS
Beginning of Year	771,686	971,131	49,629,227	49,008,538	149,542	129,136
End of Year	$1,017,541	$771,686	$56,180,043	$49,629,227	$173,825	$149,542

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Franklin		Franklin Income		Franklin Mutual Global
	Allocation VIP Class 4		VIP Class 2		Discovery VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$24,716	$(8,212)	$366,780	$432,835	$72,824	$50,562
Realized gain (loss) on investments	(240,176)	2,537,763	331	(129,782)	(39,001)	(308,685)
Change in net unrealized appreciation (depreciation) on investments	1,492,734	(1,380,853)	1,135,036	(396,504)	830,224	(13,068)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,277,274	1,148,698	1,502,147	(93,451)	864,047	(271,191)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,069,227	1,888,284	258,976	228,985	57,962	72,497
Transfers between variable and fixed accounts, net	417,494	(180,576)	670,388	(1,333,968)	(427,256)	(2,339)
Contract benefits and terminations	(1,311,779)	(780,956)	(1,095,397)	(451,277)	(791,642)	(290,653)
Contract charges and deductions	(93,663)	(75,931)	(965)	(583)	(12,326)	(13,477)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	(5)	—
Other	(721)	(211)	(56)	59	245	(839)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	80,558	850,610	(167,054)	(1,556,784)	(1,173,022)	(234,811)
NET INCREASE (DECREASE) IN NET ASSETS	1,357,832	1,999,308	1,335,093	(1,650,235)	(308,975)	(506,002)
NET ASSETS
Beginning of Year	12,820,083	10,820,775	9,958,175	11,608,410	5,233,294	5,739,296
End of Year	$14,177,915	$12,820,083	$11,293,268	$9,958,175	$4,924,319	$5,233,294

	Franklin Rising		Templeton		Ivy VIP
	Dividends VIP Class 2		Global Bond VIP Class 2		Asset Strategy Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(54,341)	$(3,309)	$(74,493)	$480,681	$7,227	$1,500
Realized gain (loss) on investments	627,173	524,675	(303,325)	(292,895)	108,199	(17,234)
Change in net unrealized appreciation (depreciation) on investments	2,385,223	1,038,992	(11,408)	(683,271)	(53,434)	85,567
Net Increase (Decrease) in Net Assets Resulting from Operations	2,958,055	1,560,358	(389,226)	(495,485)	61,992	69,833
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,301,288	577,607	129,681	184,272	479,152	45,497
Transfers between variable and fixed accounts, net	(57,273)	(1,153,125)	648,271	(501,641)	9,748	(19,334)
Contract benefits and terminations	(2,645,553)	(964,669)	(1,175,078)	(894,222)	(20,330)	(22,754)
Contract charges and deductions	(2,497)	(2,474)	(3,967)	(4,207)	(1,123)	(51)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	5,133	(309)	146	(95)	(108)	(5)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,398,902)	(1,542,970)	(400,947)	(1,215,893)	467,339	3,353
NET INCREASE (DECREASE) IN NET ASSETS	1,559,153	17,388	(790,173)	(1,711,378)	529,331	73,186
NET ASSETS
Beginning of Year	12,891,097	12,873,709	6,300,589	8,011,967	623,786	550,600
End of Year	$14,450,250	$12,891,097	$5,510,416	$6,300,589	$1,153,117	$623,786

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Ivy VIP		Janus Henderson		Janus Henderson
	Energy Class II		Balanced Service Shares		Flexible Bond Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,705	$6,989	$(2,271,507)	$853,812	$19,793	$25,726
Realized gain (loss) on investments	(181,319)	(246,283)	2,785,125	3,681,506	62,082	(19)
Change in net unrealized appreciation (depreciation) on investments	653,503	(84,641)	57,124,108	34,641,989	(138,296)	142,690
Net Increase (Decrease) in Net Assets Resulting from Operations	476,889	(323,935)	57,637,726	39,177,307	(56,421)	168,397
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	199,619	121,832	71,478,275	51,534,911	212,678	575,076
Transfers between variable and fixed accounts, net	415,137	242,067	17,376,606	16,638,731	1,394,848	199,499
Contract benefits and terminations	(225,228)	(62,389)	(30,488,229)	(20,802,913)	(905,321)	(361,182)
Contract charges and deductions	(99)	(67)	(2,548,365)	(1,879,272)	(556)	(179)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(135)	287	(10,293)	(6,849)	(112)	(269)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	389,294	301,730	55,807,994	45,484,608	701,537	412,945
NET INCREASE (DECREASE) IN NET ASSETS	866,183	(22,205)	113,445,720	84,661,915	645,116	581,342
NET ASSETS
Beginning of Year	1,060,547	1,082,752	345,115,466	260,453,551	2,599,800	2,018,458
End of Year	$1,926,730	$1,060,547	$458,561,186	$345,115,466	$3,244,916	$2,599,800

	JPMorgan Insurance Trust		JPMorgan Insurance Trust		ClearBridge Variable
	Global Allocation Class 2		Income Builder Class 2		Aggressive Growth - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,817)	$14	$14,158	$22,420	$(13,548)	$(3,885)
Realized gain (loss) on investments	22,562	11,721	7,638	(7,638)	382,830	58,245
Change in net unrealized appreciation (depreciation) on investments	19,841	21,532	51,925	24,082	(322,801)	54,211
Net Increase (Decrease) in Net Assets Resulting from Operations	38,586	33,267	73,721	38,864	46,481	108,571
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	18,309	—	87,881	2,608	122,840	28,174
Transfers between variable and fixed accounts, net	170,298	290,272	(1,497)	256,589	545,193	25,014
Contract benefits and terminations	(136,317)	(78,804)	(174,663)	(68,693)	(36,549)	(38,440)
Contract charges and deductions	(39)	(98)	(67)	(56)	(28)	(21)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	2	(140)	(3)	(12)	(83)	(7)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	52,253	211,230	(88,349)	190,436	631,373	14,720
NET INCREASE (DECREASE) IN NET ASSETS	90,839	244,497	(14,628)	229,300	677,854	123,291
NET ASSETS
Beginning of Year	455,934	211,437	1,182,157	952,857	707,537	584,246
End of Year	$546,773	$455,934	$1,167,529	$1,182,157	$1,385,391	$707,537

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Lord Abbett		Lord Abbett		MFS Massachusetts Investors
	Bond Debenture Class VC		Total Return Class VC		Growth Stock - Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$119,178	$124,821	$60,611	$86,917	$(5,517)	$(3,916)
Realized gain (loss) on investments	99,860	(176,917)	33,983	109,163	114,356	85,338
Change in net unrealized appreciation (depreciation) on investments	(107,270)	211,555	(190,191)	185,161	49,646	51,404
Net Increase (Decrease) in Net Assets Resulting from Operations	111,768	159,459	(95,597)	381,241	158,485	132,826
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	849,693	145,817	245,492	325,797	10,704	20,618
Transfers between variable and fixed accounts, net	1,094,832	(1,160,693)	1,113,864	213,068	(58,643)	(118,612)
Contract benefits and terminations	(848,626)	(212,222)	(994,825)	(490,858)	(50,160)	(50,138)
Contract charges and deductions	(1,021)	(1,139)	(18,250)	(21,467)	(3,742)	(4,806)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(126)	(21)	(146)	(391)	(15)	(521)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,094,752	(1,228,258)	346,135	26,149	(101,856)	(153,459)
NET INCREASE (DECREASE) IN NET ASSETS	1,206,520	(1,068,799)	250,538	407,390	56,629	(20,633)
NET ASSETS
Beginning of Year	5,174,304	6,243,103	6,751,459	6,344,069	678,690	699,323
End of Year	$6,380,824	$5,174,304	$7,001,997	$6,751,459	$735,319	$678,690

	MFS Total Return Series -		MFS Utilities Series -		MFS Value Series -
	Service Class		Service Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$151,193	$261,145	$9,916	$33,273	$3,687	$5,609
Realized gain (loss) on investments	1,816,850	713,317	170,953	141,424	61,194	45,350
Change in net unrealized appreciation (depreciation) on investments	2,294,448	1,440,480	331,853	(45,029)	165,606	(13,877)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,262,491	2,414,942	512,722	129,668	230,487	37,082
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,733,898	2,230,248	448,347	303,321	26,867	16,183
Transfers between variable and fixed accounts, net	813,604	554,177	(87,414)	(325,078)	(67,800)	(15,869)
Contract benefits and terminations	(3,408,413)	(2,875,829)	(439,174)	(379,204)	(171,130)	(50,085)
Contract charges and deductions	(244,158)	(202,021)	(332)	(455)	(6,948)	(7,558)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(237)	16,503	(54)	67	(28)	(403)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	894,694	(276,922)	(78,627)	(401,349)	(219,039)	(57,732)
NET INCREASE (DECREASE) IN NET ASSETS	5,157,185	2,138,020	434,095	(271,681)	11,448	(20,650)
NET ASSETS
Beginning of Year	33,901,742	31,763,722	4,308,866	4,580,547	1,021,212	1,041,862
End of Year	$39,058,927	$33,901,742	$4,742,961	$4,308,866	$1,032,660	$1,021,212

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Neuberger Berman U.S. Equity Index		PIMCO All Asset -		PIMCO CommodityRealReturn
	PutWrite Strategy Class S		Advisor Class (1)		Strategy - Advisor Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,351)	$(567)	$16,558	$1,855	$19,262	$18,761
Realized gain (loss) on investments	23,566	10,654	(1,745)	8	(448)	(32,354)
Change in net unrealized appreciation (depreciation) on investments	343	1,062	5,367	14,399	121,361	7,359
Net Increase (Decrease) in Net Assets Resulting from Operations	22,558	11,149	20,180	16,262	140,175	(6,234)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	24,746	—	25,252	20,759	131,894	31,053
Transfers between variable and fixed accounts, net	(1,364)	2,639	63,345	86,973	256,701	(73,414)
Contract benefits and terminations	(107,689)	(240)	(18)	—	(20,372)	(45,425)
Contract charges and deductions	(3)	(2)	(192)	(12)	(31)	(27)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	1	(1)	(5)	(5)	(198)	159
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(84,309)	2,396	88,382	107,715	367,994	(87,654)
NET INCREASE (DECREASE) IN NET ASSETS	(61,751)	13,545	108,562	123,977	508,169	(93,888)
NET ASSETS
Beginning of Year or Period	168,817	155,272	123,977	—	404,040	497,928
End of Year or Period	$107,066	$168,817	$232,539	$123,977	$912,209	$404,040

	PIMCO Income -				Schwab VIT
	Advisor Class (1)		Schwab VIT Balanced		Balanced with Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$15,954	$1,549	$36,694	$55,701	$65,513	$114,645
Realized gain (loss) on investments	(1,289)	14	5,714	4,148	183,265	(19,531)
Change in net unrealized appreciation (depreciation) on investments	(10,162)	9,249	316,213	281,578	656,026	621,088
Net Increase (Decrease) in Net Assets Resulting from Operations	4,503	10,812	358,621	341,427	904,804	716,202
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	414,561	75,105	—	217,720	60,000	141,224
Transfers between variable and fixed accounts, net	717,184	289,688	11,341	583,577	(3,082)	(139,230)
Contract benefits and terminations	(130,101)	(320)	(247,026)	(107,563)	(933,818)	(431,644)
Contract charges and deductions	(5)	—	(27,762)	(27,647)	(49,348)	(49,670)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(56)	(22)	16	(38)	(428)	6
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,001,583	364,451	(263,431)	666,049	(926,676)	(479,314)
NET INCREASE (DECREASE) IN NET ASSETS	1,006,086	375,263	95,190	1,007,476	(21,872)	236,888
NET ASSETS
Beginning of Year or Period	375,263	—	4,937,141	3,929,665	8,740,754	8,503,866
End of Year or Period	$1,381,349	$375,263	$5,032,331	$4,937,141	$8,718,882	$8,740,754

(1) Operations commenced of resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
			State Street		VanEck VIP
	Schwab VIT Growth		Total Return V.I.S. Class 3		Global Resources Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$33,781	$58,308	$95,190	$44,013	$(15,215)	$(4,818)
Realized gain (loss) on investments	367,551	173,170	2,451,397	(401,465)	5,543	(74,157)
Change in net unrealized appreciation (depreciation) on investments	223,228	210,475	(557,593)	1,120,297	197,268	218,027
Net Increase (Decrease) in Net Assets Resulting from Operations	624,560	441,953	1,988,994	762,845	187,596	139,052
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	194,921	422,400	58,914	72,212
Transfers between variable and fixed accounts, net	(8,259)	(444,347)	274,679	60,743	584,896	(52,871)
Contract benefits and terminations	(540,523)	(144,391)	(1,527,073)	(2,202,354)	(179,364)	(138,418)
Contract charges and deductions	(32,954)	(33,472)	(170,083)	(171,114)	(429)	(498)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	11	28	(514)	1,887	(80)	12
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(581,725)	(622,182)	(1,228,070)	(1,888,438)	463,937	(119,563)
NET INCREASE (DECREASE) IN NET ASSETS	42,835	(180,229)	760,924	(1,125,593)	651,533	19,489
NET ASSETS
Beginning of Year	4,644,075	4,824,304	17,562,108	18,687,701	991,527	972,038
End of Year	$4,686,910	$4,644,075	$18,323,032	$17,562,108	$1,643,060	$991,527

See Notes to Financial Statements

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Core Income Class I
2021	$11.38	$12.35	118,199	$1,386,621	0.00%	0.30%	1.85%	(2.07)%	(0.69)%
2020	11.62	12.44	112,957	1,346,669	0.00%	0.30%	1.70%	7.73%	9.03%
2019	10.79	11.32	84,473	927,796	0.00%	0.30%	1.70%	9.06%	10.37%
2018	9.89	10.30	65,415	664,366	0.00%	0.30%	1.70%	(3.60)%	(2.43)%
2017	10.26	10.51	20,061	208,254	0.00%	0.50%	1.70%	3.24%	3.86%
Diversified Bond Class I
2021	$12.34	$19.04	950,178	$12,766,711	0.00%	0.30%	1.85%	(3.73)%	(2.22)%
2020	12.70	19.49	854,822	11,889,597	0.00%	0.30%	1.85%	8.33%	10.02%
2019	11.72	17.73	709,361	9,113,387	0.00%	0.30%	1.85%	10.93%	12.66%
2018	10.54	15.75	697,874	8,213,416	0.00%	0.30%	1.85%	(3.18)%	(1.65)%
2017	10.76	16.03	642,889	7,817,230	0.00%	0.30%	2.00%	4.93%	6.45%
Floating Rate Income Class I
2021	$11.64	$13.32	779,138	$9,548,568	0.00%	0.30%	1.95%	2.60%	4.31%
2020	11.35	12.78	784,878	9,318,954	0.00%	0.30%	1.95%	2.69%	4.39%
2019	11.05	12.25	955,570	10,976,299	0.00%	0.30%	1.95%	6.18%	7.78%
2018	10.45	11.38	360,146	3,888,142	0.00%	0.30%	1.85%	(1.82)%	(0.43)%
2017	10.71	11.43	181,686	1,988,122	0.00%	0.40%	1.85%	1.92%	3.35%
High Yield Bond Class I
2021	$12.81	$31.12	499,918	$7,937,244	0.00%	0.30%	1.85%	3.49%	5.10%
2020	12.37	29.64	482,726	7,435,655	0.00%	0.30%	1.85%	3.81%	5.43%
2019	11.91	28.14	491,134	7,253,178	0.00%	0.30%	1.85%	11.89%	13.64%
2018	10.51	24.79	487,744	6,568,609	0.00%	0.30%	1.85%	(5.05)%	(3.66)%
2017	10.92	25.73	477,503	6,903,679	0.00%	0.40%	2.00%	5.78%	7.32%
Inflation Managed Class I
2021	$10.50	$27.47	642,308	$8,876,406	0.00%	0.30%	1.85%	3.75%	5.37%
2020	10.12	26.35	543,426	7,446,951	0.00%	0.30%	1.85%	9.38%	11.09%
2019	9.24	23.99	553,542	7,016,755	0.00%	0.30%	1.85%	6.65%	8.32%
2018	8.66	22.39	586,240	7,045,475	0.00%	0.30%	1.95%	(3.96)%	(2.55)%
2017	9.02	23.21	603,856	7,633,227	0.00%	0.40%	1.95%	1.69%	3.27%
Managed Bond Class I
2021	$10.84	$28.18	1,028,819	$14,093,600	0.00%	0.30%	1.85%	(2.94)%	(1.43)%
2020	11.07	28.90	1,094,711	15,600,215	0.00%	0.30%	1.85%	6.35%	8.02%
2019	10.40	27.05	1,122,637	15,081,298	0.00%	0.30%	1.85%	6.50%	8.17%
2018	9.81	25.29	1,187,503	15,140,718	0.00%	0.30%	1.95%	(2.43)%	(1.00)%
2017	10.04	25.80	1,153,959	15,152,953	0.00%	0.40%	1.95%	2.70%	4.30%
Short Duration Bond Class I
2021	$9.66	$13.23	1,366,721	$14,182,613	0.00%	0.30%	1.95%	(2.37)%	(0.75)%
2020	9.90	13.35	1,277,391	13,459,645	0.00%	0.30%	1.95%	1.73%	3.42%
2019	9.73	12.92	1,313,292	13,421,340	0.00%	0.30%	1.95%	2.21%	3.91%
2018	9.52	12.44	1,004,803	10,024,575	0.00%	0.30%	1.95%	(0.83)%	0.73%
2017	9.56	12.35	969,694	9,675,384	0.00%	0.40%	2.00%	(0.69)%	0.85%
Emerging Markets Debt Class I
2021	$9.63	$11.33	189,700	$1,997,177	0.00%	0.30%	1.95%	(7.94)%	(6.40)%
2020	10.44	12.10	180,789	2,047,971	0.00%	0.30%	1.95%	(0.21)%	0.64%
2019	10.36	12.31	172,215	1,892,055	0.00%	0.75%	1.95%	7.40%	8.70%
2018	9.80	11.32	142,320	1,458,698	0.00%	0.75%	1.95%	(7.29)%	(6.16)%
2017	10.37	12.06	166,374	1,838,065	0.00%	0.75%	1.95%	10.92%	12.25%
Dividend Growth Class I
2021	$21.71	$46.21	925,565	$28,125,485	0.00%	0.30%	1.85%	23.49%	25.42%
2020	17.34	36.88	875,693	21,554,135	0.00%	0.30%	1.85%	11.36%	13.10%
2019	15.37	32.64	887,848	19,734,773	0.00%	0.30%	1.85%	28.24%	30.25%
2018	11.82	25.09	751,574	13,104,496	0.00%	0.30%	1.95%	(3.10)%	(1.68)%
2017	16.31	25.52	678,693	12,355,635	0.00%	0.40%	1.95%	16.78%	18.60%
Equity Index Class I
2021	$22.94	$80.74	4,918,573	$157,072,054	0.00%	0.30%	1.95%	25.89%	27.99%
2020	17.96	63.79	4,618,605	117,294,135	0.00%	0.30%	1.95%	15.83%	17.76%
2019	15.28	54.77	4,506,520	98,603,385	0.00%	0.30%	1.95%	28.57%	30.70%
2018	11.72	42.36	4,671,197	79,353,834	0.00%	0.30%	1.95%	(6.58)%	(5.11)%
2017	12.36	45.10	3,863,099	70,503,346	0.00%	0.40%	2.00%	19.14%	21.00%

See Notes to Financial Statements	See explanation of references on page SA-46

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Focused Growth Class I
2021	$30.35	$79.14	385,041	$17,365,436	0.00%	0.30%	1.95%	17.47%	19.43%
2020	25.47	67.17	394,425	15,102,007	0.00%	0.30%	1.95%	35.62%	37.88%
2019	18.51	49.38	348,255	10,046,830	0.00%	0.30%	1.95%	32.85%	35.06%
2018	13.73	37.06	381,528	8,333,146	0.00%	0.30%	1.95%	2.95%	3.99%
2017	16.65	35.89	341,155	7,146,274	0.00%	0.95%	1.95%	27.01%	28.28%
Growth Class I
2021	$29.98	$109.55	334,741	$13,897,672	0.00%	0.30%	1.85%	21.16%	23.05%
2020	24.41	90.01	324,355	11,090,651	0.00%	0.30%	1.85%	29.15%	31.17%
2019	18.65	69.38	362,437	9,562,350	0.00%	0.30%	1.85%	35.60%	37.72%
2018	13.57	50.93	296,936	5,766,650	0.00%	0.30%	1.95%	0.52%	1.89%
2017	13.32	50.44	246,431	4,827,751	0.00%	0.50%	1.95%	29.11%	30.66%
Hedged Equity Class I (5)
05/26/2021 - 12/31/2021	$10.45	$10.53	556,230	$5,819,984	0.00%	0.30%	1.40%	3.91%	3.91%
Large-Cap Growth Class I
2021	$29.75	$51.24	415,540	$16,226,435	0.00%	0.30%	1.85%	18.07%	19.91%
2020	24.86	42.92	502,142	16,886,712	0.00%	0.30%	1.85%	35.81%	37.93%
2019	18.17	30.22	395,640	9,673,246	0.00%	0.30%	1.85%	29.92%	31.95%
2018	13.71	23.20	448,893	8,427,029	0.00%	0.30%	1.85%	0.01%	1.48%
2017	15.20	23.14	395,733	7,380,870	0.00%	0.40%	1.85%	31.25%	33.16%
Large-Cap Value Class I
2021	$17.53	$38.91	405,244	$9,548,572	0.00%	0.30%	1.85%	23.81%	25.74%
2020	13.97	30.98	389,187	7,507,171	0.00%	0.30%	1.85%	3.93%	5.55%
2019	13.34	29.38	352,323	6,609,054	0.00%	0.30%	1.85%	26.11%	28.08%
2018	10.37	23.93	337,585	5,035,426	0.00%	0.30%	1.85%	(11.02)%	(9.71)%
2017	11.50	26.77	316,304	5,459,856	0.00%	0.40%	1.85%	11.87%	13.49%
Main Street Core Class I
2021	$20.72	$60.69	264,278	$8,192,654	0.00%	0.40%	1.85%	25.42%	27.25%
2020	16.30	48.17	290,641	7,152,440	0.00%	0.40%	1.85%	11.85%	13.48%
2019	14.38	42.88	289,627	6,384,950	0.00%	0.40%	1.85%	29.71%	31.60%
2018	10.93	32.91	289,422	4,953,819	0.00%	0.40%	1.85%	(9.44)%	(8.11)%
2017	16.78	36.17	200,058	3,905,960	0.00%	0.40%	1.85%	14.94%	16.62%
Mid-Cap Equity Class I
2021	$20.07	$67.03	260,678	$7,842,888	0.00%	0.30%	1.85%	14.27%	16.05%
2020	17.33	58.40	238,983	6,349,578	0.00%	0.30%	1.85%	25.18%	27.13%
2019	13.65	46.45	272,595	5,742,899	0.00%	0.30%	1.85%	18.63%	20.48%
2018	11.36	38.98	259,053	4,593,737	0.00%	0.30%	1.95%	(11.38)%	(9.99)%
2017	12.64	43.78	402,480	7,946,483	0.00%	0.30%	1.95%	21.88%	23.78%
Mid-Cap Growth Class I
2021	$30.44	$53.38	451,793	$17,238,136	0.00%	0.30%	1.85%	14.53%	16.32%
2020	26.22	46.10	451,462	15,057,702	0.00%	0.30%	1.85%	47.39%	49.69%
2019	17.55	30.93	446,944	10,075,956	0.00%	0.30%	1.85%	35.91%	38.04%
2018	12.74	22.72	481,494	8,020,409	0.00%	0.30%	1.85%	(1.68)%	(0.24)%
2017	12.79	23.08	328,318	5,815,785	0.00%	0.40%	1.85%	25.16%	26.98%
Mid-Cap Value Class I
2021	$17.10	$46.21	274,608	$6,868,136	0.00%	0.30%	1.85%	24.71%	26.65%
2020	13.50	36.52	218,040	4,405,706	0.00%	0.30%	1.85%	3.58%	5.20%
2019	12.84	34.75	193,122	3,864,584	0.00%	0.30%	1.85%	27.56%	29.55%
2018	9.91	26.85	199,407	3,173,198	0.00%	0.30%	1.95%	(16.36)%	(15.14)%
2017	15.63	31.64	174,947	3,453,554	0.00%	0.40%	1.95%	13.24%	15.00%
Small-Cap Equity Class I
2021	$15.76	$38.53	143,248	$3,232,303	0.00%	0.30%	1.85%	24.14%	26.08%
2020	12.53	30.90	152,522	2,775,602	0.00%	0.30%	1.85%	3.48%	5.10%
2019	11.94	29.72	153,500	2,701,005	0.00%	0.30%	1.85%	21.69%	23.59%
2018	9.68	24.32	163,209	2,417,091	0.00%	0.30%	1.85%	(14.52)%	(13.56)%
2017	15.43	28.32	172,775	3,158,942	0.00%	0.75%	2.00%	6.73%	7.91%
Small-Cap Growth Class I
2021	$27.60	$45.75	290,913	$8,654,324	0.00%	0.30%	1.85%	(0.17)%	1.39%
2020	27.61	45.17	301,512	8,973,996	0.00%	0.30%	1.85%	52.73%	55.11%
2019	17.87	29.15	335,639	6,639,964	0.00%	0.30%	1.85%	29.48%	31.51%
2018	13.67	22.19	279,675	4,343,377	0.00%	0.30%	1.85%	3.61%	5.13%
2017	13.35	21.11	190,095	2,859,235	0.00%	0.40%	1.85%	27.84%	29.70%

See Notes to Financial Statements	See explanation of references on page SA-46

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Small-Cap Index Class I
2021	$17.27	$49.39	569,876	$14,274,986	0.00%	0.30%	1.85%	12.14%	13.89%
2020	15.20	43.41	491,481	11,083,754	0.00%	0.30%	1.85%	16.97%	18.80%
2019	12.82	36.58	519,616	10,135,506	0.00%	0.30%	1.85%	22.51%	24.42%
2018	10.32	29.43	563,132	8,832,089	0.00%	0.30%	1.85%	(13.18)%	(11.82)%
2017	11.73	33.40	482,136	8,846,277	0.00%	0.30%	1.85%	11.98%	13.61%
Small-Cap Value Class I
2021	$15.65	$72.59	231,013	$6,064,973	0.00%	0.30%	1.85%	33.12%	35.20%
2020	11.60	53.74	238,266	4,640,712	0.00%	0.30%	1.85%	1.54%	3.13%
2019	11.27	52.16	227,711	4,433,328	0.00%	0.30%	1.85%	20.34%	22.10%
2018	9.24	42.72	229,777	3,727,294	0.00%	0.40%	1.85%	(17.83)%	(16.63)%
2017	15.87	51.24	241,040	4,811,760	0.00%	0.40%	1.85%	6.67%	8.22%
Value Class I
2021	$18.37	$28.45	136,265	$3,061,129	0.00%	0.75%	1.85%	19.42%	20.74%
2020	15.23	23.57	154,680	2,954,360	0.00%	0.30%	1.85%	(8.64)%	(7.63)%
2019	12.84	25.51	171,176	3,461,384	0.00%	0.30%	1.85%	22.43%	24.10%
2018	10.35	20.61	187,704	3,048,702	0.00%	0.50%	1.85%	(13.99)%	(12.81)%
2017	11.87	23.74	198,102	3,722,395	0.00%	0.40%	1.85%	15.61%	16.89%
Value Advantage Class I
2021	$16.42	$22.88	205,517	$4,405,461	0.00%	0.30%	1.85%	26.17%	27.88%
2020	12.84	17.93	112,996	1,940,399	0.00%	0.50%	1.85%	(4.56)%	(3.26)%
2019	13.28	18.58	102,221	1,826,738	0.00%	0.50%	1.85%	24.63%	26.33%
2018	10.51	14.75	98,472	1,401,855	0.00%	0.50%	1.85%	(10.74)%	(9.52)%
2017	11.61	16.34	80,226	1,269,254	0.00%	0.50%	1.85%	12.23%	13.47%
Emerging Markets Class I
2021	$12.82	$84.69	440,071	$7,328,099	0.00%	0.30%	1.95%	(10.06)%	(8.56)%
2020	14.16	92.71	436,537	8,237,393	0.00%	0.30%	1.95%	15.06%	16.98%
2019	12.23	79.33	496,074	8,280,900	0.00%	0.30%	1.95%	23.18%	25.23%
2018	9.86	63.42	540,280	7,351,415	0.00%	0.30%	1.95%	(13.70)%	(12.26)%
2017	11.35	72.35	498,036	7,916,505	0.00%	0.30%	2.00%	31.93%	33.98%
International Growth Class I (5)
12/14/2021 - 12/31/2021	$9.79	$9.79	1,001	$9,808	0.00%	1.20%	1.20%	4.08%	4.08%
International Large-Cap Class I
2021	$16.68	$36.85	479,212	$9,422,292	0.00%	0.30%	1.95%	12.56%	14.43%
2020	14.80	32.23	465,259	8,142,998	0.00%	0.30%	1.95%	8.60%	10.41%
2019	13.60	29.23	466,577	7,485,650	0.00%	0.30%	1.95%	25.56%	27.65%
2018	10.82	22.92	496,763	6,331,408	0.00%	0.30%	1.95%	(13.52)%	(12.08)%
2017	12.49	26.09	466,025	6,931,724	0.00%	0.30%	1.95%	25.06%	27.00%
International Small-Cap Class I
2021	$13.90	$24.26	102,893	$1,750,333	0.00%	0.30%	1.95%	11.67%	13.42%
2020	12.37	21.47	104,127	1,574,164	0.00%	0.30%	1.95%	6.33%	7.99%
2019	11.57	19.95	107,214	1,511,569	0.00%	0.30%	1.95%	17.75%	19.71%
2018	9.76	16.74	104,521	1,231,591	0.00%	0.30%	1.95%	(23.67)%	(22.47)%
2017	12.71	21.67	92,978	1,417,392	0.00%	0.40%	1.95%	29.38%	31.39%
International Value Class I
2021	$8.02	$16.24	423,676	$5,106,907	0.00%	0.30%	1.85%	18.16%	20.00%
2020	6.75	13.55	439,510	4,394,780	0.00%	0.30%	1.85%	(8.87)%	(7.45)%
2019	7.37	14.66	389,627	4,264,093	0.00%	0.30%	1.85%	14.46%	16.25%
2018	6.41	12.68	369,318	3,489,365	0.00%	0.30%	1.95%	(16.53)%	(15.30)%
2017	7.64	15.12	324,316	3,647,299	0.00%	0.40%	1.95%	19.23%	21.09%
Health Sciences Class I
2021	$19.11	$82.43	854,149	$31,511,533	0.00%	0.30%	1.85%	10.32%	12.05%
2020	17.23	74.57	821,413	27,848,080	0.00%	0.30%	1.85%	16.61%	18.43%
2019	14.69	63.82	828,592	24,289,103	0.00%	0.30%	1.85%	23.46%	25.39%
2018	11.83	51.59	859,760	20,675,352	0.00%	0.30%	1.95%	5.91%	7.57%
2017	11.11	54.42	737,222	16,898,205	0.00%	0.30%	2.00%	21.58%	23.23%
Real Estate Class I
2021	$16.07	$83.30	342,557	$8,382,994	0.00%	0.30%	1.85%	37.75%	39.90%
2020	11.60	60.20	363,170	6,476,309	0.00%	0.30%	1.85%	(5.05)%	(3.66)%
2019	12.16	63.11	399,306	7,440,600	0.00%	0.40%	1.85%	28.88%	30.76%
2018	9.38	48.75	398,991	5,670,003	0.00%	0.40%	1.85%	(9.16)%	(7.82)%
2017	10.27	53.42	421,003	6,532,523	0.00%	0.40%	1.85%	1.35%	2.82%

See Notes to Financial Statements	See explanation of references on page SA-46

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Technology Class I
2021	$20.54	$38.93	586,941	$20,152,017	0.00%	0.30%	1.85%	11.77%	13.52%
2020	18.29	34.74	606,691	18,556,587	0.00%	0.30%	1.85%	44.54%	46.80%
2019	12.60	23.98	582,717	12,290,994	0.00%	0.30%	1.85%	33.82%	35.91%
2018	9.37	17.87	560,414	8,791,315	0.00%	0.30%	1.85%	(0.09)%	1.18%
2017	9.34	17.84	379,347	5,907,740	0.00%	0.60%	2.00%	36.25%	37.96%
ESG Diversified Class I (5)
06/14/2021 - 12/31/2021	$10.43	$10.60	129,810	$1,375,018	0.00%	0.75%	1.65%	4.50%	4.50%
ESG Diversified Growth Class I (5)
12/20/2021 - 12/31/2021	$10.03	$10.03	775	$7,773	0.00%	1.40%	1.40%	3.64%	3.64%
PSF DFA Balanced Allocation Class D
2021	$10.48	$16.01	955,947	$14,834,277	0.00%	0.30%	1.85%	10.44%	12.16%
2020	13.12	14.27	779,152	10,963,998	0.00%	0.30%	1.85%	10.05%	11.77%
2019	11.86	12.85	764,898	9,691,444	0.00%	0.30%	1.85%	17.55%	19.39%
2018	10.03	10.85	662,128	7,087,884	0.00%	0.30%	1.85%	(7.92)%	(6.47)%
2017	11.44	11.69	441,383	5,124,462	0.00%	0.30%	1.85%	10.91%	12.64%
Pacific Dynamix - Conservative Growth Class I
2021	$10.22	$21.81	3,087,697	$50,537,140	0.00%	0.30%	1.85%	4.49%	6.12%
2020	12.68	20.72	3,242,829	50,933,627	0.00%	0.30%	1.85%	10.16%	11.88%
2019	11.45	18.68	3,246,329	46,302,731	0.00%	0.30%	1.85%	13.35%	15.12%
2018	10.05	16.37	3,207,983	40,569,227	0.00%	0.30%	2.00%	(5.62)%	(4.13)%
2017	11.10	17.22	3,164,286	42,949,805	0.00%	0.30%	1.85%	7.93%	9.12%
Pacific Dynamix - Moderate Growth Class I
2021	$10.35	$27.19	8,966,797	$169,827,302	0.00%	0.30%	1.85%	8.59%	10.29%
2020	13.44	24.86	8,842,919	155,502,777	0.00%	0.30%	1.85%	12.48%	14.24%
2019	11.88	23.27	9,147,626	143,286,925	0.00%	0.30%	1.85%	16.76%	18.58%
2018	10.12	19.69	9,552,450	130,370,211	0.00%	0.30%	1.85%	(7.27)%	(5.81)%
2017	10.86	20.96	9,178,038	137,693,884	0.00%	0.30%	1.85%	11.71%	13.11%
Pacific Dynamix - Growth Class I
2021	$17.83	$36.52	5,161,096	$108,023,040	0.00%	0.30%	2.00%	12.07%	13.99%
2020	15.64	32.07	3,237,619	61,915,942	0.00%	0.30%	2.00%	13.50%	15.44%
2019	13.55	27.81	1,913,691	33,535,855	0.00%	0.30%	2.00%	20.50%	22.57%
2018	11.06	22.71	1,768,089	26,509,842	0.00%	0.30%	2.00%	(9.13)%	(7.56)%
2017	11.96	24.59	1,609,615	28,410,547	0.00%	0.30%	2.00%	15.20%	17.05%
Portfolio Optimization Conservative Class I
2021	$10.11	$15.18	6,673,193	$88,029,123	0.00%	0.30%	2.00%	0.18%	1.80%
2020	11.97	14.92	6,805,319	89,158,669	0.00%	0.30%	2.00%	5.75%	7.45%
2019	11.37	13.88	6,575,306	81,073,618	0.00%	0.30%	2.00%	9.98%	11.75%
2018	10.31	12.42	6,628,580	74,015,064	0.00%	0.40%	2.00%	(5.30)%	(3.77)%
2017	10.81	12.91	7,401,626	86,914,663	0.00%	0.40%	2.00%	5.25%	6.95%
Portfolio Optimization Moderate-Conservative Class I
2021	$10.24	$17.57	8,584,296	$131,746,697	0.00%	0.30%	2.00%	4.18%	5.86%
2020	12.29	16.60	9,517,737	139,732,839	0.00%	0.40%	2.00%	7.79%	9.53%
2019	11.32	15.15	10,730,343	145,453,637	0.00%	0.40%	2.00%	13.00%	14.82%
2018	9.95	13.22	12,119,762	144,853,069	0.00%	0.40%	2.00%	(6.88)%	(5.37)%
2017	11.78	14.02	13,890,856	177,653,644	0.00%	0.40%	2.00%	8.60%	10.35%
Portfolio Optimization Moderate Class I
2021	$10.33	$20.13	28,880,546	$498,374,746	0.00%	0.30%	2.00%	7.02%	8.85%
2020	12.62	18.57	31,180,415	500,836,115	0.00%	0.30%	2.00%	9.61%	11.49%
2019	11.49	16.73	34,268,716	500,217,551	0.00%	0.30%	2.00%	16.11%	18.10%
2018	9.87	14.23	39,586,114	495,993,252	0.00%	0.30%	2.00%	(8.41)%	(6.83)%
2017	10.75	15.35	44,326,592	604,636,882	0.00%	0.30%	2.00%	10.98%	12.77%
Portfolio Optimization Growth Class I
2021	$14.90	$22.32	20,865,222	$403,162,654	0.00%	0.30%	2.00%	10.88%	12.78%
2020	13.34	20.05	22,646,907	393,203,447	0.00%	0.30%	2.00%	10.49%	12.39%
2019	11.99	18.08	24,813,829	388,792,075	0.00%	0.30%	2.00%	19.25%	21.29%
2018	9.98	15.10	27,777,699	363,800,807	0.00%	0.30%	2.00%	(10.02)%	(8.47)%
2017	11.02	16.71	31,235,884	453,337,016	0.00%	0.30%	2.00%	14.09%	15.92%

See Notes to Financial Statements	See explanation of references on page SA-46

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Portfolio Optimization Aggressive-Growth Class I
2021	$19.22	$24.39	4,860,170	$99,029,212	0.00%	0.40%	2.00%	13.39%	15.22%
2020	16.90	21.43	5,288,583	94,685,992	0.00%	0.40%	2.00%	10.23%	12.01%
2019	15.29	19.59	5,931,846	96,008,850	0.00%	0.40%	2.00%	21.31%	23.27%
2018	12.56	15.95	6,674,915	88,788,383	0.00%	0.40%	2.00%	(11.20)%	(9.76)%
2017	14.17	17.83	7,428,849	110,883,550	0.00%	0.40%	2.00%	16.25%	18.12%
Invesco Oppenheimer V.I. International Growth Series II
2021	$15.00	$17.57	79,709	$1,244,113	0.00%	0.30%	1.85%	8.37%	9.79%
2020	13.75	16.01	53,477	762,137	0.68%	0.30%	1.85%	18.82%	20.68%
2019	11.57	13.26	52,091	619,573	0.75%	0.30%	1.85%	25.86%	27.44%
2018	9.27	9.65	59,998	563,366	0.66%	0.40%	1.65%	(20.88)%	(19.87)%
2017	11.72	12.04	22,773	269,199	0.93%	0.40%	1.65%	24.69%	25.00%
Invesco V.I. Balanced-Risk Allocation Series II
2021	$10.36	$25.57	1,313,865	$20,963,754	3.02%	0.30%	2.00%	7.10%	8.61%
2020	12.03	23.54	1,329,079	19,933,034	7.90%	0.60%	2.00%	7.81%	9.33%
2019	11.08	21.53	1,374,948	19,105,001	0.00%	0.60%	2.00%	12.61%	14.20%
2018	9.77	18.86	1,546,672	19,051,246	1.30%	0.60%	2.00%	(8.57)%	(7.27)%
2017	11.29	20.34	1,549,089	21,280,209	3.85%	0.40%	2.00%	7.66%	9.18%
Invesco V.I. Equity and Income Series II
2021	$16.13	$16.96	129,021	$2,152,374	1.71%	0.75%	1.85%	16.36%	17.47%
2020	13.97	14.49	105,660	1,508,592	2.19%	0.75%	1.70%	7.80%	8.83%
2019	12.96	13.37	114,634	1,507,427	2.36%	0.75%	1.70%	17.99%	19.11%
2018	10.96	11.27	101,613	1,125,702	1.83%	0.75%	1.80%	(11.26)%	(10.41)%
2017	12.25	12.63	197,701	2,463,734	2.11%	0.75%	1.80%	8.81%	9.95%
Invesco V.I. Global Real Estate Series II
2021	$12.08	$13.31	192,014	$2,453,296	2.75%	0.40%	1.85%	23.15%	24.94%
2020	9.81	10.65	144,773	1,499,520	4.49%	0.40%	1.85%	(14.17)%	(12.91)%
2019	11.43	12.23	188,154	2,231,980	4.10%	0.40%	1.85%	20.64%	22.16%
2018	9.54	10.01	152,127	1,493,586	3.72%	0.40%	1.85%	(7.92)%	(6.71)%
2017	10.34	10.73	167,746	1,770,011	4.33%	0.40%	1.80%	10.83%	12.28%
Invesco V.I. Global Series II
2021	$19.85	$22.64	104,537	$2,139,474	0.00%	0.30%	1.85%	13.12%	14.83%
2020	17.54	19.72	98,826	1,776,751	0.42%	0.30%	1.80%	25.07%	26.96%
2019	14.03	15.53	120,540	1,724,083	0.65%	0.30%	1.85%	29.11%	31.06%
2018	10.85	11.85	128,226	1,412,270	0.87%	0.30%	1.85%	(14.99)%	(13.65)%
2017	12.76	13.72	240,744	3,098,476	0.62%	0.30%	1.85%	34.03%	34.83%
American Century VP Mid Cap Value Class II
2021	$15.38	$25.20	218,165	$5,029,076	1.04%	0.30%	1.85%	20.76%	22.40%
2020	12.57	21.90	218,105	4,147,308	1.64%	0.30%	1.85%	(0.74)%	0.71%
2019	12.49	21.75	252,942	4,813,752	1.89%	0.30%	1.85%	26.63%	28.48%
2018	9.73	16.93	255,772	3,862,470	1.25%	0.40%	1.85%	(14.57)%	(13.31)%
2017	16.74	19.52	301,086	5,291,149	1.36%	0.40%	2.00%	9.43%	11.02%
American Funds IS Asset Allocation Class 4
2021	$10.53	$18.66	15,374,587	$259,202,114	1.35%	0.30%	2.00%	12.57%	14.50%
2020	13.29	16.37	15,751,470	235,641,719	1.46%	0.30%	2.00%	9.94%	11.82%
2019	12.06	14.71	16,557,407	223,794,339	1.70%	0.30%	2.00%	18.53%	20.56%
2018	10.15	12.25	17,415,254	197,418,663	1.44%	0.30%	2.00%	(6.73)%	(5.12)%
2017	10.85	12.97	17,806,184	215,128,897	1.38%	0.30%	2.00%	13.62%	15.56%
American Funds IS Capital Income Builder Class 4
2021	$13.10	$14.75	328,719	$4,468,501	2.55%	0.30%	1.85%	12.75%	14.34%
2020	11.50	12.90	292,184	3,506,050	2.66%	0.30%	1.85%	2.21%	3.80%
2019	11.25	12.43	360,381	4,208,592	2.69%	0.30%	1.85%	15.46%	16.74%
2018	9.75	10.26	327,111	3,284,034	2.72%	0.75%	1.85%	(8.96)%	(7.95)%
2017	10.71	11.15	276,765	3,029,553	2.58%	0.75%	1.85%	10.59%	11.81%
American Funds IS Capital World Bond Class 4
2021	$10.52	$11.57	121,629	$1,344,382	1.57%	0.30%	1.85%	(6.92)%	(5.46)%
2020	11.30	12.24	101,683	1,194,904	1.04%	0.30%	1.85%	7.61%	9.29%
2019	10.50	11.20	126,073	1,353,254	1.55%	0.30%	1.85%	5.57%	7.21%
2018	9.95	10.45	62,484	633,509	1.21%	0.30%	1.85%	(3.28)%	(2.35)%
2017	10.31	10.55	75,149	782,581	0.43%	0.75%	1.80%	4.73%	5.84%

See Notes to Financial Statements	See explanation of references on page SA-46

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
American Funds IS Capital World Growth and Income Class 4
2021	$17.29	$18.51	161,402	$2,886,057	1.66%	0.30%	1.80%	12.42%	14.12%
2020	15.38	16.24	137,802	2,175,133	1.13%	0.30%	1.80%	6.61%	8.22%
2019	14.43	15.07	133,512	1,966,633	1.65%	0.30%	1.85%	28.40%	30.34%
2018	11.22	11.62	159,993	1,821,983	1.65%	0.30%	1.85%	(11.51)%	(10.57)%
2017	12.70	12.99	123,978	1,588,580	2.32%	0.75%	1.80%	23.59%	24.64%
American Funds IS Global Balanced Class 4
2021	$15.07	$15.98	256,329	$3,984,964	0.83%	0.30%	1.85%	8.60%	9.64%
2020	13.77	14.73	303,599	4,366,912	0.94%	0.30%	1.85%	7.98%	9.67%
2019	12.76	13.43	259,920	3,415,773	1.26%	0.30%	1.85%	18.06%	19.85%
2018	10.83	11.21	206,302	2,280,361	1.33%	0.30%	1.85%	(7.90)%	(6.59)%
2017	11.79	12.04	88,034	1,051,289	1.73%	0.30%	1.70%	17.37%	18.49%
American Funds IS Global Growth Class 4
2021	$23.95	$25.71	235,674	$5,939,813	0.20%	0.30%	1.85%	14.01%	15.79%
2020	20.72	22.38	257,600	5,650,892	0.16%	0.30%	1.85%	27.78%	29.78%
2019	16.00	17.39	223,295	3,816,671	0.97%	0.30%	1.85%	32.40%	34.47%
2018	11.92	13.03	207,463	2,665,032	0.50%	0.30%	1.85%	(10.91)%	(9.92)%
2017	14.07	14.52	223,084	3,200,914	0.70%	0.75%	1.85%	28.72%	30.14%
American Funds IS Global Small Capitalization Class 4
2021	$18.18	$20.03	135,846	$2,559,606	0.00%	0.30%	1.85%	4.48%	6.11%
2020	17.40	18.88	93,754	1,679,372	0.13%	0.30%	1.85%	27.02%	29.00%
2019	13.70	14.64	98,191	1,375,775	0.01%	0.30%	1.85%	28.84%	30.85%
2018	10.63	11.19	91,069	984,226	0.02%	0.30%	1.85%	(12.45)%	(11.48)%
2017	12.15	12.44	66,264	813,505	0.43%	0.75%	1.85%	23.76%	24.69%
American Funds IS Growth Class 4
2021	$29.70	$36.61	1,215,693	$37,277,031	0.05%	0.30%	1.85%	19.45%	21.32%
2020	24.86	30.31	1,147,600	29,196,407	0.20%	0.30%	1.85%	48.94%	51.26%
2019	16.68	20.13	977,419	16,638,760	0.57%	0.30%	1.85%	28.05%	30.05%
2018	12.77	15.55	975,971	12,908,911	0.26%	0.30%	1.85%	(2.34)%	(0.90)%
2017	13.35	15.75	951,964	12,837,352	0.48%	0.40%	1.85%	25.65%	27.47%
American Funds IS Growth-Income Class 4
2021	$20.57	$24.35	842,439	$17,877,271	0.94%	0.30%	1.85%	21.53%	23.31%
2020	16.92	19.82	890,935	15,472,123	1.17%	0.40%	1.85%	11.17%	12.80%
2019	15.06	17.63	958,573	14,890,984	1.49%	0.30%	1.85%	23.55%	25.35%
2018	12.02	14.12	1,006,401	12,582,866	1.20%	0.30%	1.85%	(3.86)%	(2.45)%
2017	12.82	14.52	1,068,686	13,840,762	1.48%	0.40%	1.85%	19.85%	21.59%
American Funds IS American High-Income Trust Class 4
2021	$13.53	$14.44	266,458	$3,724,858	4.60%	0.30%	1.80%	6.41%	7.86%
2020	12.57	13.44	157,949	2,063,813	8.98%	0.30%	1.70%	5.97%	7.41%
2019	11.79	12.57	125,979	1,551,733	6.04%	0.30%	1.65%	10.43%	11.93%
2018	10.54	11.28	105,122	1,167,043	5.47%	0.30%	1.70%	(4.24)%	(2.93)%
2017	10.86	11.68	98,855	1,141,009	7.13%	0.30%	1.85%	4.94%	5.63%
American Funds IS International Class 4
2021	$12.88	$15.45	262,936	$3,615,169	2.20%	0.30%	1.85%	(3.51)%	(2.01)%
2020	13.35	15.77	251,014	3,526,811	0.44%	0.30%	1.85%	11.58%	13.32%
2019	11.96	13.91	275,471	3,440,912	1.27%	0.30%	1.85%	20.42%	22.30%
2018	9.93	11.38	334,075	3,432,023	1.68%	0.30%	1.85%	(15.01)%	(13.76)%
2017	11.69	12.32	242,161	2,895,535	2.01%	0.40%	1.85%	29.68%	31.37%
American Funds IS International Growth and Income Class 4
2021	$12.23	$15.14	163,875	$2,095,505	2.71%	0.30%	1.85%	3.17%	4.78%
2020	11.86	14.45	170,830	2,104,420	1.26%	0.30%	1.85%	3.79%	5.42%
2019	11.42	13.71	194,022	2,294,997	2.34%	0.30%	1.85%	20.22%	22.10%
2018	9.42	11.23	208,927	2,044,405	1.75%	0.30%	1.85%	(13.05)%	(12.30)%
2017	10.74	11.28	214,822	2,398,157	2.90%	0.40%	1.80%	22.50%	23.54%
American Funds IS Managed Risk Asset Allocation Class P2
2021	$10.45	$15.80	1,150,358	$17,734,168	1.33%	0.30%	1.85%	10.44%	12.17%
2020	12.36	14.20	1,126,009	15,735,754	1.54%	0.30%	1.85%	3.94%	5.57%
2019	11.83	13.56	1,074,245	14,361,623	2.34%	0.30%	1.85%	15.82%	16.69%
2018	10.16	11.62	1,106,197	12,692,365	1.35%	1.10%	1.85%	(6.65)%	(5.94)%
2017	11.97	12.35	930,355	11,376,512	0.78%	1.10%	1.85%	12.71%	13.55%

See Notes to Financial Statements	See explanation of references on page SA-46

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
American Funds IS New World Fund Class 4
2021	$15.02	$18.35	244,309	$3,871,527	0.68%	0.30%	1.85%	2.71%	4.32%
2020	14.62	17.59	203,039	3,110,839	0.04%	0.30%	1.85%	21.03%	22.92%
2019	12.08	14.31	232,555	2,921,670	0.82%	0.30%	1.85%	26.45%	28.43%
2018	9.55	11.14	209,260	2,062,018	0.72%	0.30%	1.85%	(15.70)%	(14.51)%
2017	11.42	13.03	186,093	2,162,319	0.89%	0.30%	1.80%	26.95%	28.55%
American Funds IS The Bond Fund of America Class 4
2021	$11.05	$12.02	496,026	$5,730,081	1.21%	0.30%	1.85%	(2.41)%	(0.88)%
2020	11.32	12.13	512,069	5,996,507	2.22%	0.30%	1.85%	7.38%	9.05%
2019	10.54	11.12	314,251	3,408,548	2.65%	0.30%	1.85%	7.08%	8.75%
2018	9.84	10.22	242,152	2,433,875	2.60%	0.30%	1.85%	(2.71)%	(1.18)%
2017	10.12	10.36	161,501	1,658,809	2.63%	0.30%	1.85%	1.40%	2.52%
American Funds IS U.S. Government Securities Class 4
2021	$10.70	$11.46	355,799	$3,932,121	0.93%	0.30%	1.85%	(2.55)%	(1.17)%
2020	10.86	11.62	540,025	6,076,201	1.94%	0.30%	1.85%	7.53%	8.94%
2019	10.14	10.69	166,287	1,726,774	1.95%	0.50%	1.80%	3.27%	4.62%
2018	9.82	10.25	150,056	1,500,443	1.85%	0.50%	1.80%	(1.30)%	0.00%
2017	9.95	10.27	139,941	1,409,467	1.31%	0.50%	1.80%	(0.52)%	0.52%
American Funds IS Washington Mutual Investors Class 4
2021	$17.74	$19.70	579,425	$10,990,621	1.38%	0.30%	1.85%	25.18%	27.13%
2020	13.98	15.56	455,179	6,892,892	1.67%	0.30%	1.85%	6.48%	8.15%
2019	12.95	14.46	399,776	5,650,160	1.98%	0.30%	1.85%	18.82%	20.67%
2018	10.75	12.03	390,306	4,614,962	2.01%	0.30%	1.85%	(10.60)%	(9.19)%
2017	11.89	13.31	288,982	3,803,353	1.71%	0.30%	2.00%	14.57%	15.83%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2021	$15.33	$17.11	900,508	$14,444,158	2.16%	0.30%	1.85%	10.16%	11.66%
2020	13.99	15.33	652,737	9,486,052	2.24%	0.30%	1.80%	12.62%	13.41%
2019	12.42	12.93	399,455	5,109,416	2.61%	1.10%	1.80%	19.42%	20.08%
2018	10.49	10.76	250,308	2,672,552	1.01%	1.10%	1.65%	(6.51)%	(5.99)%
2017	11.22	11.45	232,510	2,645,191	2.48%	1.10%	1.65%	13.23%	13.86%
BlackRock Capital Appreciation V.I. Class III
2021	$41.27	$55.36	10,763	$522,573	0.00%	0.75%	1.30%	19.33%	19.99%
2020	34.58	46.14	12,741	517,797	0.00%	0.75%	1.30%	39.69%	40.46%
2019	24.76	32.85	17,033	493,866	0.00%	0.75%	1.30%	29.85%	30.57%
2018	19.07	25.16	18,238	405,551	0.00%	0.75%	1.30%	0.80%	1.36%
2017	18.91	24.82	21,240	466,088	0.00%	0.75%	1.30%	31.23%	31.96%
BlackRock Global Allocation V.I. Class III
2021	$10.01	$20.24	7,241,395	$120,483,066	0.81%	0.30%	2.00%	4.31%	6.10%
2020	13.38	19.09	7,736,066	123,571,677	1.27%	0.30%	2.00%	18.32%	20.35%
2019	11.28	15.88	8,623,099	115,730,698	1.21%	0.30%	2.00%	15.42%	17.40%
2018	9.75	13.54	10,292,964	119,103,716	0.82%	0.30%	2.00%	(9.42)%	(7.86)%
2017	10.73	14.76	11,509,569	146,398,560	1.26%	0.30%	2.00%	11.46%	13.26%
Fidelity VIP Contrafund Service Class 2
2021	$24.64	$34.65	1,366,969	$44,036,527	0.03%	0.30%	1.85%	25.17%	27.13%
2020	19.42	27.39	1,297,656	33,320,279	0.07%	0.30%	1.85%	27.85%	29.84%
2019	14.99	21.26	1,268,217	25,314,064	0.22%	0.30%	1.85%	28.87%	30.88%
2018	11.47	16.37	1,193,991	18,380,807	0.45%	0.30%	1.85%	(8.36)%	(6.92)%
2017	12.35	17.73	1,011,080	16,911,587	0.80%	0.30%	1.85%	19.37%	20.68%
Fidelity VIP FundsManager 60% Service Class 2
2021	$10.48	$21.96	2,291,982	$42,854,738	0.97%	0.30%	1.85%	10.15%	11.76%
2020	13.69	19.65	2,070,740	35,291,993	0.93%	0.30%	1.85%	12.81%	14.46%
2019	12.07	17.16	2,120,981	31,855,617	1.37%	0.30%	1.85%	18.05%	19.89%
2018	10.16	14.33	2,233,979	28,289,916	1.08%	0.30%	1.85%	(8.24)%	(6.79)%
2017	11.81	15.39	2,176,116	29,987,745	1.04%	0.30%	1.85%	14.63%	16.30%
Fidelity VIP Government Money Market Service Class
2021	$9.00	$10.28	1,980,259	$18,771,461	0.01%	0.30%	1.95%	(1.92)%	(0.29)%
2020	9.18	10.31	3,469,686	33,023,990	0.21%	0.30%	1.95%	(1.66)%	(0.02)%
2019	9.33	10.32	2,342,735	22,547,886	1.88%	0.30%	1.95%	(0.05)%	1.61%
2018	9.34	10.15	2,019,537	19,256,958	1.54%	0.30%	1.95%	(0.42)%	1.25%
2017	9.38	10.03	1,647,204	15,722,217	0.62%	0.30%	1.95%	(1.36)%	0.17%

See Notes to Financial Statements	See explanation of references on page SA-46

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Fidelity VIP Strategic Income Service Class 2
2021	$12.11	$13.58	614,445	$7,729,030	2.60%	0.30%	1.85%	1.69%	3.22%
2020	11.87	13.17	496,677	6,115,170	3.10%	0.30%	1.85%	5.20%	6.84%
2019	11.28	12.34	542,010	6,311,547	3.20%	0.30%	1.85%	8.63%	10.32%
2018	10.39	11.20	623,030	6,658,991	4.01%	0.30%	1.85%	(4.61)%	(3.21)%
2017	10.89	11.57	492,779	5,487,848	4.79%	0.40%	1.85%	5.63%	7.12%
First Trust Dorsey Wright Tactical Core Class I
2021	$14.80	$15.50	182,763	$2,800,341	0.39%	1.10%	1.85%	11.95%	12.63%
2020	13.34	13.76	148,482	2,028,978	0.46%	1.10%	1.80%	9.22%	9.88%
2019	12.16	12.52	230,103	2,859,791	0.65%	1.10%	1.80%	18.83%	19.66%
2018	10.24	10.46	212,446	2,208,536	0.32%	1.10%	1.80%	(9.74)%	(9.10)%
2017	11.34	11.51	158,908	1,820,057	0.79%	1.10%	1.80%	15.57%	16.21%
First Trust Multi Income Allocation Class I
2021	$13.22	$13.74	74,804	$1,017,541	2.39%	0.30%	1.70%	10.79%	12.35%
2020	11.94	12.34	63,213	771,686	1.99%	0.30%	1.70%	0.76%	2.18%
2019	11.85	12.19	80,545	971,131	2.35%	0.30%	1.70%	14.42%	16.03%
2018	10.30	10.60	90,409	947,819	2.20%	0.30%	1.70%	(6.06)%	(5.58)%
2017	11.02	11.22	86,833	967,522	2.78%	1.20%	1.70%	4.27%	4.79%
First Trust/Dow Jones Dividend & Income Allocation Class I
2021	$10.45	$21.55	3,026,924	$56,180,043	0.95%	0.30%	1.85%	10.19%	11.91%
2020	13.03	19.31	2,926,944	49,629,227	1.49%	0.30%	1.85%	5.83%	7.48%
2019	12.24	18.02	3,070,545	49,008,538	1.58%	0.30%	2.00%	18.56%	20.41%
2018	10.27	15.01	3,032,496	40,667,962	1.64%	0.30%	2.00%	(6.81)%	(5.20)%
2017	11.45	15.89	2,532,740	36,444,153	1.33%	0.30%	2.00%	11.23%	12.80%
Franklin Allocation VIP Class 2
2021	$19.93	$21.74	8,193	$173,825	1.73%	0.75%	1.30%	10.24%	10.85%
2020	18.08	19.61	7,811	149,542	1.44%	0.75%	1.30%	10.30%	10.91%
2019	16.39	17.68	7,481	129,136	3.61%	0.75%	1.30%	18.31%	18.96%
2018	13.85	14.87	7,050	102,361	2.75%	0.75%	1.30%	(10.82)%	(10.33)%
2017	15.53	17.58	13,976	228,817	2.72%	0.75%	1.30%	10.54%	11.14%
Franklin Allocation VIP Class 4
2021	$10.52	$20.92	825,709	$14,177,915	1.57%	0.30%	1.85%	9.49%	11.20%
2020	13.70	19.06	809,881	12,820,083	1.32%	0.30%	1.85%	9.70%	11.42%
2019	12.30	17.33	745,663	10,820,775	3.41%	0.30%	1.85%	17.37%	19.08%
2018	11.31	14.73	859,343	10,570,813	2.88%	0.40%	1.95%	(11.25)%	(9.94)%
2017	12.72	16.96	1,000,260	13,823,833	2.55%	0.40%	1.95%	9.63%	11.33%
Franklin Income VIP Class 2
2021	$13.05	$14.49	830,074	$11,293,268	4.66%	0.30%	1.85%	14.62%	16.40%
2020	11.38	12.45	844,312	9,958,175	5.75%	0.30%	1.85%	(1.15)%	0.39%
2019	11.52	12.40	979,117	11,608,410	5.60%	0.30%	1.85%	13.93%	14.79%
2018	10.11	10.39	891,650	9,219,075	4.79%	1.10%	1.85%	(5.93)%	(5.36)%
2017	10.80	10.98	793,586	8,682,982	4.10%	1.10%	1.85%	7.83%	8.48%
Franklin Mutual Global Discovery VIP Class 2
2021	$15.51	$22.82	279,626	$4,924,319	2.56%	0.30%	1.85%	16.95%	18.24%
2020	13.24	19.30	350,404	5,233,294	2.30%	0.40%	1.85%	(6.21)%	(4.84)%
2019	14.10	20.35	370,073	5,739,296	1.55%	0.40%	1.85%	22.09%	23.87%
2018	11.53	16.49	420,931	5,282,704	2.40%	0.40%	1.85%	(12.85)%	(11.57)%
2017	13.21	18.71	450,861	6,423,626	1.75%	0.40%	1.85%	6.61%	8.17%
Franklin Rising Dividends VIP Class 2
2021	$21.40	$30.39	522,340	$14,450,250	0.84%	0.30%	1.85%	24.47%	26.41%
2020	16.96	24.24	583,366	12,891,097	1.24%	0.30%	1.85%	13.84%	15.62%
2019	14.70	21.13	664,783	12,873,709	1.23%	0.30%	1.85%	26.86%	28.84%
2018	11.43	16.53	711,971	10,793,957	1.26%	0.30%	1.85%	(6.82)%	(5.55)%
2017	12.10	17.61	728,274	11,848,239	1.56%	0.40%	1.85%	18.36%	19.66%
Templeton Global Bond VIP Class 2
2021	$8.12	$11.24	643,218	$5,510,416	0.00%	0.30%	1.85%	(6.73)%	(5.28)%
2020	8.70	11.92	693,142	6,300,589	8.27%	0.30%	1.85%	(7.02)%	(5.56)%
2019	9.34	12.67	825,399	8,011,967	7.17%	0.30%	1.85%	0.14%	1.71%
2018	9.26	12.52	900,481	8,655,798	0.00%	0.30%	1.85%	0.06%	1.53%
2017	9.29	12.37	814,692	7,787,246	0.00%	0.40%	1.85%	0.06%	1.52%

See Notes to Financial Statements	See explanation of references on page SA-46

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Ivy VIP Asset Strategy Class II
2021	$10.55	$13.66	87,953	$1,153,117	2.17%	1.15%	1.70%	8.58%	9.12%
2020	12.11	12.52	50,094	623,786	1.43%	1.15%	1.70%	11.96%	12.52%
2019	10.82	11.13	49,762	550,600	1.05%	1.15%	1.80%	19.73%	20.33%
2018	8.99	9.27	196,258	1,808,207	3.43%	1.15%	1.80%	(7.04)%	(6.57)%
2017	9.72	9.90	48,664	479,573	1.51%	1.10%	1.70%	16.29%	16.87%
Ivy VIP Energy Class II
2021	$4.48	$5.10	416,003	$1,926,730	1.59%	0.50%	1.80%	39.61%	41.29%
2020	3.23	3.61	319,995	1,060,547	2.19%	0.50%	1.70%	(37.90)%	(37.15)%
2019	5.21	5.75	204,128	1,082,752	0.00%	0.50%	1.70%	1.73%	2.96%
2018	5.12	5.58	146,296	760,664	0.00%	0.50%	1.70%	(35.26)%	(34.47)%
2017	7.90	8.52	117,349	937,828	0.90%	0.50%	1.80%	(14.11)%	(13.60)%
Janus Henderson Balanced Service Shares
2021	$10.95	$25.02	21,201,007	$458,561,186	0.69%	0.30%	1.85%	14.77%	16.56%
2020	14.81	21.48	18,083,049	345,115,466	1.56%	0.30%	1.85%	11.94%	13.69%
2019	13.21	18.92	15,309,411	260,453,551	1.70%	0.30%	1.85%	20.03%	21.91%
2018	11.00	15.53	12,958,585	182,599,624	1.79%	0.30%	1.85%	(1.42)%	0.13%
2017	11.14	15.53	10,638,675	151,440,849	1.43%	0.30%	1.85%	15.98%	17.78%
Janus Henderson Flexible Bond Service Shares
2021	$10.96	$11.99	282,188	$3,244,916	1.85%	0.30%	1.85%	(2.93)%	(1.41)%
2020	11.29	12.17	221,172	2,599,800	2.45%	0.30%	1.85%	8.23%	9.92%
2019	10.43	11.07	187,412	2,018,458	2.86%	0.30%	1.85%	7.27%	8.95%
2018	9.73	10.16	183,288	1,829,603	2.65%	0.30%	1.85%	(3.11)%	(1.58)%
2017	10.04	10.32	185,639	1,900,840	2.64%	0.30%	1.85%	1.46%	2.12%
JPMorgan Insurance Trust Global Allocation Class 2
2021	$14.28	$15.97	37,215	$546,773	0.79%	0.50%	1.85%	7.26%	8.72%
2020	13.32	14.69	33,556	455,934	1.41%	0.50%	1.85%	13.57%	14.02%
2019	11.89	12.12	17,563	211,437	1.77%	1.15%	1.60%	14.73%	15.19%
2018	10.37	10.54	55,128	578,348	0.00%	1.15%	1.85%	(7.81)%	(7.39)%
2017	11.17	11.38	73,315	826,493	1.59%	1.15%	1.85%	15.00%	15.51%
JPMorgan Insurance Trust Income Builder Class 2
2021	$12.58	$13.10	90,430	$1,167,529	2.57%	1.10%	1.70%	6.39%	7.03%
2020	11.83	12.23	97,785	1,182,157	3.36%	1.10%	1.70%	3.54%	4.06%
2019	11.49	11.76	81,472	952,857	3.11%	1.10%	1.60%	12.45%	13.02%
2018	10.21	10.40	75,767	784,951	0.00%	1.10%	1.60%	(6.43)%	(5.96)%
2017	10.92	11.06	95,748	1,056,138	2.96%	1.10%	1.60%	9.94%	10.49%
ClearBridge Variable Aggressive Growth - Class II
2021	$15.25	$17.01	87,945	$1,385,391	0.17%	0.30%	1.85%	8.08%	9.71%
2020	14.15	15.50	48,591	707,537	0.60%	0.30%	1.80%	15.63%	17.38%
2019	12.24	13.21	46,657	584,246	0.79%	0.30%	1.80%	22.52%	24.37%
2018	9.99	10.62	44,316	450,158	0.45%	0.30%	1.80%	(10.21)%	(8.84)%
2017	11.13	11.65	24,052	270,438	0.34%	0.30%	1.80%	13.92%	14.72%
Lord Abbett Bond Debenture Class VC
2021	$13.00	$15.77	448,435	$6,380,824	3.17%	0.30%	1.85%	1.38%	2.97%
2020	12.76	15.33	371,185	5,174,304	3.63%	0.30%	1.85%	5.34%	6.98%
2019	11.85	14.34	477,216	6,243,103	5.29%	0.30%	1.85%	11.28%	13.01%
2018	10.55	12.70	299,033	3,490,385	4.43%	0.30%	1.85%	(5.74)%	(4.31)%
2017	11.03	13.29	255,851	3,154,381	4.86%	0.30%	1.85%	7.27%	8.78%
Lord Abbett Total Return Class VC
2021	$11.01	$14.37	586,358	$7,001,997	1.89%	0.30%	1.85%	(2.07)%	(0.54)%
2020	11.24	14.51	556,459	6,751,459	2.40%	0.30%	1.85%	5.46%	7.10%
2019	10.66	13.61	554,177	6,344,069	2.66%	0.30%	1.85%	6.42%	8.08%
2018	10.01	12.65	584,543	6,235,400	3.24%	0.30%	1.85%	(2.85)%	(1.77)%
2017	10.31	12.88	533,530	5,834,530	3.25%	0.40%	1.85%	1.97%	3.09%
MFS Massachusetts Investors Growth Stock - Service Class
2021	$26.96	$27.33	27,000	$735,319	0.03%	0.75%	0.95%	24.47%	24.72%
2020	21.66	21.91	31,066	678,690	0.23%	0.75%	0.95%	21.04%	21.29%
2019	17.90	18.07	38,834	699,323	0.34%	0.75%	0.95%	38.26%	38.54%
2018	12.94	13.04	43,971	572,076	0.33%	0.75%	0.95%	(0.38)%	(0.18)%
2017	12.99	13.06	50,414	657,490	0.41%	0.75%	0.95%	26.89%	27.15%

See Notes to Financial Statements	See explanation of references on page SA-46

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
MFS Total Return Series - Service Class
2021	$10.42	$22.39	2,115,821	$39,058,927	1.64%	0.30%	1.85%	11.75%	13.38%
2020	12.80	19.80	2,036,187	33,901,742	2.10%	0.40%	1.85%	7.51%	9.08%
2019	11.84	18.21	2,058,464	31,763,722	2.10%	0.40%	1.85%	17.92%	19.64%
2018	9.98	15.28	2,267,268	29,731,199	1.94%	0.40%	1.85%	(7.61)%	(6.25)%
2017	11.28	16.36	2,477,766	35,321,067	2.23%	0.40%	1.85%	9.98%	11.58%
MFS Utilities Series - Service Class
2021	$16.86	$19.86	267,962	$4,742,961	1.52%	0.30%	1.85%	11.74%	13.48%
2020	15.06	18.56	272,754	4,308,866	2.13%	0.30%	1.85%	3.68%	5.20%
2019	14.41	17.65	301,907	4,580,547	3.80%	0.40%	1.85%	22.51%	24.30%
2018	11.75	14.20	319,407	3,929,868	0.85%	0.40%	1.85%	(1.05)%	0.41%
2017	11.87	14.14	306,656	3,816,485	4.22%	0.40%	1.85%	12.40%	14.04%
MFS Value Series - Service Class
2021	$29.35	$36.46	32,921	$1,032,660	1.15%	0.75%	1.30%	23.54%	24.22%
2020	23.76	29.35	40,249	1,021,212	1.39%	0.75%	1.30%	1.89%	2.45%
2019	23.32	28.65	42,088	1,041,862	1.90%	0.75%	1.30%	27.83%	28.54%
2018	18.24	22.29	44,709	863,397	1.33%	0.75%	1.30%	(11.52)%	(11.03)%
2017	20.61	25.05	47,175	1,024,561	1.81%	0.75%	1.30%	15.84%	16.47%
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S
2021	$13.07	$13.24	8,121	$107,066	0.23%	1.20%	1.40%	16.30%	16.54%
2020	11.24	11.36	14,890	168,817	0.86%	1.20%	1.40%	6.75%	6.97%
2019	10.53	10.62	14,644	155,272	0.16%	1.20%	1.40%	13.66%	13.88%
2018	9.26	9.32	14,517	135,201	0.00%	1.20%	1.40%	(8.09)%	(7.90)%
2017	10.08	10.12	5,065	51,168	0.00%	1.20%	1.40%	5.20%	5.20%
PIMCO All Asset - Advisor Class
2021	$13.94	$14.04	16,590	$232,539	10.93%	1.20%	1.65%	14.31%	14.66%
06/01/2020 - 12/31/2020	12.22	12.25	10,124	123,977	4.31%	1.20%	1.50%	16.16%	16.36%
PIMCO CommodityRealReturn Strategy - Advisor Class
2021	$6.57	$13.03	121,791	$912,209	4.35%	0.30%	1.85%	30.67%	32.71%
2020	5.03	9.82	72,940	404,040	6.21%	0.30%	1.85%	(0.63)%	0.07%
2019	5.06	5.61	90,377	497,928	4.29%	1.10%	1.85%	9.31%	10.08%
2018	4.63	5.10	49,491	248,874	1.93%	1.10%	1.85%	(15.78)%	(15.15)%
2017	5.50	6.01	51,362	303,518	11.43%	0.40%	1.85%	0.18%	0.93%
PIMCO Income - Advisor Class
2021	$11.18	$11.38	122,952	$1,381,349	2.83%	0.30%	1.65%	0.48%	1.49%
06/01/2020 - 12/31/2020	11.10	11.20	33,645	375,263	2.92%	0.40%	1.65%	7.85%	7.85%
Schwab VIT Balanced
2021	$15.70	$15.70	320,556	$5,032,331	1.32%	0.60%	0.60%	7.54%	7.54%
2020	14.60	14.60	338,208	4,937,141	1.89%	0.60%	0.60%	7.58%	7.58%
2019	13.57	13.57	289,601	3,929,665	1.56%	0.60%	0.60%	13.56%	13.56%
2018	11.95	11.95	249,889	2,985,903	1.37%	0.60%	0.60%	(5.21)%	(5.21)%
2017	12.61	12.61	256,452	3,232,698	1.17%	0.60%	0.60%	9.35%	9.35%
Schwab VIT Balanced with Growth
2021	$18.25	$18.25	477,854	$8,718,882	1.34%	0.60%	0.60%	10.76%	10.76%
2020	16.47	16.47	530,580	8,740,754	2.03%	0.60%	0.60%	9.43%	9.43%
2019	15.05	15.05	564,874	8,503,866	1.87%	0.60%	0.60%	17.34%	17.34%
2018	12.83	12.83	581,801	7,464,217	1.51%	0.60%	0.60%	(7.26)%	(7.26)%
2017	13.83	13.83	606,042	8,384,234	1.38%	0.60%	0.60%	13.02%	13.02%
Schwab VIT Growth
2021	$21.01	$21.01	223,031	$4,686,910	1.32%	0.60%	0.60%	13.98%	13.98%
2020	18.44	18.44	251,894	4,644,075	2.01%	0.60%	0.60%	10.67%	10.67%
2019	16.66	16.66	289,593	4,824,304	1.83%	0.60%	0.60%	20.12%	20.12%
2018	13.87	13.87	334,031	4,632,531	2.17%	0.60%	0.60%	(8.91)%	(8.91)%
2017	15.22	15.22	369,064	5,618,767	1.35%	0.60%	0.60%	16.44%	16.44%
State Street Total Return V.I.S. Class 3
2021	$10.43	$26.97	955,868	$18,323,032	1.85%	0.30%	2.00%	10.96%	12.86%
2020	12.06	23.92	1,018,022	17,562,108	1.59%	0.30%	2.00%	4.04%	5.82%
2019	11.51	22.63	1,121,297	18,687,701	2.04%	0.30%	2.00%	13.28%	15.22%
2018	10.09	19.66	1,287,844	18,863,671	1.80%	0.30%	2.00%	(8.47)%	(6.98)%
2017	12.58	21.13	1,462,507	23,731,917	1.68%	0.40%	2.00%	12.99%	14.81%

See Notes to Financial Statements	See explanation of references on page SA-46

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
VanEck VIP Global Resources Class S
2021	$7.76	$10.57	193,779	$1,643,060	0.33%	0.30%	1.80%	16.68%	18.32%
2020	6.74	8.93	135,896	991,527	0.72%	0.30%	1.70%	16.82%	18.47%
2019	5.77	7.54	155,799	972,038	0.00%	0.30%	1.70%	9.67%	11.21%
2018	5.26	6.78	143,414	811,546	0.00%	0.30%	1.70%	(29.64)%	(28.64)%
2017	7.47	9.50	155,453	1,245,028	0.00%	0.30%	1.80%	(3.62)%	(2.90)%

(1)

The AUV is presented as a range from lowest to highest based on the ending AUV for all product groupings as of December 31 of each year or period ended. The lowest and highest AUV may be the same for a variable account if there is only one product which had investments at the end of the year or period.

(2)

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as as mortality and expense risk (“M&E”) fees, administrative fess, and additional death benefit rider charges, if any, that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(3)

The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios are presented as a range of lowest to highest based on the product groupings. The expense ratios for periods of less than one full year are annualized.

(4)

Total returns reflect changes in unit values of the underlying portfolios and deductions for M&E fees, administrative fees, and additional death benefit rider charges, if any, assessed through the daily AUV calculation. These fees and charges are assessed at annual rates ranging from 0.30% to 2.00% based on the average daily net assets of each variable account as discussed in Note 4 in Notes to Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, charges for other optional benefit riders, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are presented as a range from lowest to highest values based on the product grouping representing the minimum to maximum expense ratio amounts. Total returns for those contracts which commenced operations subsequent to the beginning of the year or period indicated for each variable account may not be within the ranges presented, and these contracts are excluded when calculating the total returns from lowest to highest as presented in the table. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(5)	Operations commenced or resumed during 2021 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Separate Account A (the “Separate Account”) of Pacific Life & Annuity Company (“PL&A”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2021, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., BlackRock Variable Series Fund II, Inc., DFA Investment Dimensions Group Inc., Fidelity Variable Insurance Products Funds, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, PIMCO Variable Insurance Trust, Schwab Annuity Portfolios, State Street Variable Insurance Series Funds, Inc., T. Rowe Price Equity Series, Inc., Van Eck VIP Trust, and Vanguard Variable Insurance Fund. The Variable Accounts which have not commenced operations as of December 31, 2021 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The following Variable Accounts changed names during 2021:

Currently Named	Formerly Named
Invesco V.I. Global Series II	Invesco Oppenheimer V.I. Global Series II
American Funds IS Capital World Growth and Income Class 4	American Funds IS Global Growth and Income Fund Class 4
American Funds IS American High-Income Trust Class 4	American Funds IS High-Income Bond Class 4
American Funds IS The Bond Fund of America Class 4	American Funds IS Bond Class 4
American Funds IS U.S. Government Securities Class 4	American Funds IS U.S. Government/AAA-Rated Securities Class 4
American Funds IS Washington Mutual Investors Class 4	American Funds IS Blue Chip Income & Growth Class 4
VanEck VIP Global Resources Class S	VanEck VIP Global Hard Assets Class S

The following Variable Accounts commenced or resumed operations during 2021:

	Commenced		Commenced
	or Resumed		or Resumed
Variable Accounts	Operations on	Variable Accounts	Operations on
Hedged Equity Class I	May 26, 2021	ESG Diversified Class I	June 14, 2021
International Growth Class I	December 14, 2021	ESG Diversified Growth Class I	December 20, 2021

On April 30, 2020, the Inflation Strategy Class I and Currency Strategies Class I Variable Accounts were liquidated. Any units that remained in each of these Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these two Variable Accounts were liquidated prior to December 31, 2020, no other information for these Variable Accounts are included in this annual report.

On June 1, 2020, the net assets of the PIMCO All Asset All Authority Portfolio (Advisor Class), the underlying Portfolio for the PIMCO All Asset All Authority - Advisor Class Variable Account, were transferred to the PIMCO All Asset Portfolio (Advisor Class), the underlying Portfolio for the PIMCO All Asset - Advisor Class Variable Account, through a reorganization. In connection with this reorganization, any units that remained in the PIMCO All Asset All Authority - Advisor Class Variable Account after the close of business on June 1, 2020 were transferred to the PIMCO All Asset - Advisor Class Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on June 1, 2020. The PIMCO All Asset All Authority - Advisor Class Variable Account is not included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of PL&A.

The Separate Account funds individual flexible premium deferred variable annuity contracts (the “Contracts”). The investments of the Separate Account are carried at fair value.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of PL&A, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law.

D. Contracts in Payout Period

Net assets allocated to Contracts in payout period are computed, on a current basis, according to the Annuity 2000 Mortality Table or 2012 IAR Mortality Table depending on the year of annuitization. The assumed investment return is 4.0 percent. The mortality risk is fully borne by PL&A and may result in additional amounts being transferred into the Variable Accounts by PL&A to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed the amounts required, transfers may be made to PL&A. These transfers, if any, are shown as adjustments to net assets allocated to contracts in payout (annuitization) period in the accompanying Statements of Changes in Net Assets.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2021.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

PL&A deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) and administrative fees PL&A assumes, and  additional death benefit rider charges, if applicable. Contracts funded by the Separate Account currently being sold or administered, along with their respective annual expense rates, are summarized in the following table. The mortality risk assumed by PL&A is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. PL&A also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. These charges are assessed daily at the following annual rates based on the average daily net assets of each Variable Account and result in a direct reduction in unit values. M&E fees and administrative fees are included in the Statements of Operations.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options
		With Return of Investment
Pacific Advisory Contracts	Standard Death Benefit	(ROI) Death Benefit Rider
M&E Charge	0.15%	0.15%
Administrative Fee	0.15%	0.15%
Platform Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.15%
Total Annual Expenses	0.45%	0.60%

	Standard Death Benefit	Standard Death Benefit	Standard Death Benefit
Pacific Choice Contracts (Without Stepped-Up Death Benefit II Rider Charge)	With 5 Year Option	With 3 Year Option	With 0 Year Option
M&E Charge	0.95%	1.25%	1.35%
Administrative Fee	0.25%	0.25%	0.25%
Total Annual Expenses	1.20%	1.50%	1.60%

	Stepped-Up Death Benefit	Stepped-Up Death Benefit	Stepped-Up Death Benefit
Pacific Choice Contracts (With Stepped-Up Death Benefit II Rider Charge)	With 5 Year Option	With 3 Year Option	With 0 Year Option
M&E Charge	0.95%	1.25%	1.35%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	0.20%	0.20%	0.20%
Total Annual Expenses	1.40%	1.70%	1.80%

		With Return of Purchase
Pacific Choice Income	Standard Death Benefit	Payments Death Benefit Rider
M&E Charge	0.90%	0.90%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.15%
Total Annual Expenses	1.15%	1.30%

		With Stepped-Up	With Stepped-Up
Pacific Destinations and Pacific Destination - O Series Contracts	Standard Death Benefit	Death Benefit Rider	Death Benefit II Rider
M&E Charge	0.60%	0.60%	0.60%
Administrative Fee	0.15%	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%	0.20%
Total Annual Expenses	0.75%	0.95%	0.95%

		With Stepped-Up
Pacific Destinations B Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.15%	1.15%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.30%	1.50%

	Without Stepped-Up Death			With Stepped-Up Death
	Benefit Rider and Four Year	With Stepped-Up Death	With Four Year Withdrawal	Benefit Rider and Four Year
Pacific Journey Select Contracts	Withdrawal Charge Option	Benefit Rider Only	Charge Option Only	Withdrawal Charge Option
M&E Charge	0.95%	0.95%	0.95%	0.95%
Administrative Fee	0.15%	0.15%	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%	None	0.20%
Four Year Withdrawal Charge	None	None	0.35%	0.35%
Total Annual Expenses	1.10%	1.30%	1.45%	1.65%

	Without Stepped-Up Death	With	With Four	With Stepped-Up Death
	Benefit Rider II and Four Year	Stepped-Up Death	Year Withdrawal	Benefit Rider II and Four Year
Pacific Navigator Contracts	Withdrawal Charge Option	Benefit Rider II Only	Charge Option Only	Withdrawal Charge Option
M&E Charge	1.05%	1.05%	1.05%	1.05%
Administrative Fee	0.25%	0.25%	0.25%	0.25%
Death Benefit Rider II Charge	None	0.20%	None	0.20%
Four Year Withdrawal Charge	None	None	0.45%	0.45%
Total Annual Expenses	1.30%	1.50%	1.75%	1.95%

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options
		With Stepped-Up
Pacific Odyssey Contracts (issued on or after 12/1/2016)	Standard Death Benefit	Death Benefit Rider
M&E Charge	0.15%	0.15%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	0.30%	0.50%

		With Stepped-Up
Pacific Odyssey Contracts (issued prior to 12/1/2016)	Standard Death Benefit	Death Benefit Rider
M&E Charge	0.15%	0.15%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	0.40%	0.60%

		With Stepped-Up
Pacific One Select Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.50%	1.50%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.75%	1.95%

		With Stepped-Up
Pacific Portfolios Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.25%	1.25%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.40%	1.60%

		With Return of Purchase	With Stepped-Up
Pacific Quest	Standard Death Benefit	Payments Death Benefit Rider	Death Benefit Rider
M&E Charge	0.70%	0.70%	0.70%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.10%	0.40%
Total Annual Expenses	0.95%	1.05%	1.35%

		With Stepped-Up
Pacific Value and Pacific Innovations Select Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.40%	1.40%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.65%	1.85%

		With Stepped-Up
Pacific Value Edge Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.55%	1.55%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.80%	2.00%

		With Stepped-Up
Pacific Value Select Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.45%	1.45%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.60%	1.80%

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options
		With Stepped-Up
Pacific Voyages Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.00%	1.00%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.15%	1.35%

		With Return of Purchase	With Stepped-Up
Schwab Retirement Income Variable Annuity Contracts	Standard Death Benefit	Payments Death Benefit Rider	Death Benefit Rider
M&E Charge	0.35%	0.35%	0.35%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	0.40%
Total Annual Expenses	0.60%	0.80%	1.00%

Under the Contracts, PL&A makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any other optional riders, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For certain Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. Most Contracts offer optional benefits that can be added to the Contract by rider. The charges for riders can range depending on the individual contract. These fees and charges are assessed directly to each Contract owner account through a redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees, any other optional benefit riders and state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by PL&A and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

PL&A is a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for class I shares and a class-specific 12b-1 distribution and service fee for class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2021, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2021, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2021 and 2020 were as follows:

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	23,333	(18,091)	5,242	85,582	(57,098)	28,484
Diversified Bond Class I	346,871	(251,515)	95,356	291,366	(145,905)	145,461
Floating Rate Income Class I	150,473	(156,213)	(5,740)	72,475	(243,167)	(170,692)
High Yield Bond Class I	73,039	(55,847)	17,192	71,047	(79,455)	(8,408)
Inflation Managed Class I	232,931	(134,049)	98,882	157,400	(167,516)	(10,116)
Managed Bond Class I	185,863	(251,755)	(65,892)	574,788	(602,714)	(27,926)
Short Duration Bond Class I	386,976	(297,646)	89,330	383,694	(419,595)	(35,901)
Emerging Markets Debt Class I	29,300	(20,389)	8,911	71,155	(62,581)	8,574
Dividend Growth Class I	183,576	(133,704)	49,872	156,341	(168,496)	(12,155)
Equity Index Class I	865,539	(565,571)	299,968	998,238	(886,153)	112,085
Focused Growth Class I	50,688	(60,072)	(9,384)	147,040	(100,870)	46,170
Growth Class I	67,895	(57,509)	10,386	94,900	(132,982)	(38,082)
Hedged Equity Class I	559,017	(2,787)	556,230
Large-Cap Growth Class I	64,906	(151,508)	(86,602)	252,257	(145,755)	106,502
Large-Cap Value Class I	90,187	(74,130)	16,057	77,809	(40,945)	36,864
Main Street Core Class I	19,945	(46,308)	(26,363)	45,609	(44,595)	1,014
Mid-Cap Equity Class I	71,857	(50,162)	21,695	34,141	(67,753)	(33,612)
Mid-Cap Growth Class I	77,440	(77,109)	331	118,835	(114,317)	4,518
Mid-Cap Value Class I	114,780	(58,212)	56,568	51,040	(26,122)	24,918
Small-Cap Equity Class I	22,552	(31,826)	(9,274)	26,671	(27,649)	(978)
Small-Cap Growth Class I	36,751	(47,350)	(10,599)	54,909	(89,036)	(34,127)
Small-Cap Index Class I	178,452	(100,057)	78,395	121,733	(149,868)	(28,135)
Small-Cap Value Class I	106,393	(113,646)	(7,253)	53,887	(43,332)	10,555
Value Class I	15,100	(33,515)	(18,415)	18,374	(34,870)	(16,496)
Value Advantage Class I	128,204	(35,683)	92,521	30,611	(19,836)	10,775
Emerging Markets Class I	91,170	(87,636)	3,534	49,842	(109,379)	(59,537)
International Growth Class I	1,001	—	1,001
International Large-Cap Class I	59,361	(45,408)	13,953	54,905	(56,223)	(1,318)
International Small-Cap Class I	12,870	(14,104)	(1,234)	13,032	(16,119)	(3,087)
International Value Class I	90,111	(105,945)	(15,834)	117,283	(67,400)	49,883
Health Sciences Class I	153,456	(120,720)	32,736	171,324	(178,503)	(7,179)
Real Estate Class I	61,698	(82,311)	(20,613)	49,829	(85,965)	(36,136)
Technology Class I	127,001	(146,751)	(19,750)	178,721	(154,747)	23,974
ESG Diversified Class I	130,292	(482)	129,810
ESG Diversified Growth Class I	775	—	775
PSF DFA Balanced Allocation Class D	231,443	(54,648)	176,795	224,957	(210,703)	14,254
Pacific Dynamix - Conservative Growth Class I	338,515	(493,647)	(155,132)	663,936	(667,436)	(3,500)
Pacific Dynamix - Moderate Growth Class I	1,124,369	(1,000,491)	123,878	1,071,165	(1,375,872)	(304,707)
Pacific Dynamix - Growth Class I	2,218,321	(294,844)	1,923,477	1,659,870	(335,942)	1,323,928
Portfolio Optimization Conservative Class I	1,131,286	(1,263,412)	(132,126)	1,816,589	(1,586,576)	230,013
Portfolio Optimization Moderate-Conservative Class I	283,400	(1,216,841)	(933,441)	501,351	(1,713,957)	(1,212,606)
Portfolio Optimization Moderate Class I	1,217,704	(3,517,573)	(2,299,869)	1,370,212	(4,458,513)	(3,088,301)
Portfolio Optimization Growth Class I	588,756	(2,370,441)	(1,781,685)	632,408	(2,799,330)	(2,166,922)
Portfolio Optimization Aggressive-Growth Class I	76,770	(505,183)	(428,413)	122,849	(766,112)	(643,263)
Invesco Oppenheimer V.I. International Growth Series II	40,708	(14,476)	26,232	11,458	(10,072)	1,386
Invesco V.I. Balanced-Risk Allocation Series II	149,435	(164,649)	(15,214)	179,857	(225,726)	(45,869)
Invesco V.I. Equity and Income Series II	39,955	(16,594)	23,361	9,360	(18,334)	(8,974)
Invesco V.I. Global Real Estate Series II	66,525	(19,284)	47,241	11,102	(54,483)	(43,381)
Invesco V.I. Global Series II	17,693	(11,982)	5,711	4,017	(25,731)	(21,714)
American Century VP Mid Cap Value Class II	33,081	(33,021)	60	30,247	(65,084)	(34,837)
American Funds IS Asset Allocation Class 4	1,316,607	(1,693,490)	(376,883)	1,434,155	(2,240,092)	(805,937)
American Funds IS Capital Income Builder Class 4	74,645	(38,110)	36,535	45,391	(113,588)	(68,197)
American Funds IS Capital World Bond Class 4	34,095	(14,149)	19,946	39,179	(63,569)	(24,390)
American Funds IS Capital World Growth and Income Class 4	40,171	(16,571)	23,600	15,138	(10,848)	4,290

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
American Funds IS Global Balanced Class 4	53,656	(100,926)	(47,270)	112,378	(68,699)	43,679
American Funds IS Global Growth Class 4	35,324	(57,250)	(21,926)	70,395	(36,090)	34,305
American Funds IS Global Small Capitalization Class 4	50,239	(8,147)	42,092	4,762	(9,199)	(4,437)
American Funds IS Growth Class 4	384,516	(316,423)	68,093	491,032	(320,851)	170,181
American Funds IS Growth-Income Class 4	120,456	(168,952)	(48,496)	78,157	(145,795)	(67,638)
American Funds IS American High-Income Trust Class 4	158,803	(50,294)	108,509	49,014	(17,044)	31,970
American Funds IS International Class 4	53,036	(41,114)	11,922	23,707	(48,164)	(24,457)
American Funds IS International Growth and Income Class 4	14,115	(21,070)	(6,955)	38,833	(62,025)	(23,192)
American Funds IS Managed Risk Asset Allocation Class P2	194,831	(170,482)	24,349	185,239	(133,475)	51,764
American Funds IS New World Fund Class 4	82,515	(41,245)	41,270	38,807	(68,323)	(29,516)
American Funds IS The Bond Fund of America Class 4	144,644	(160,687)	(16,043)	323,081	(125,263)	197,818
American Funds IS U.S. Government Securities Class 4	46,975	(231,201)	(184,226)	923,296	(549,558)	373,738
American Funds IS Washington Mutual Investors Class 4	190,150	(65,904)	124,246	84,552	(29,149)	55,403
BlackRock 60/40 Target Allocation ETF V.I. Class I	317,647	(69,876)	247,771	283,226	(29,944)	253,282
BlackRock Capital Appreciation V.I. Class III	1,916	(3,894)	(1,978)	3,226	(7,518)	(4,292)
BlackRock Global Allocation V.I. Class III	700,153	(1,194,824)	(494,671)	439,777	(1,326,810)	(887,033)
Fidelity VIP Contrafund Service Class 2	295,086	(225,773)	69,313	209,828	(180,389)	29,439
Fidelity VIP FundsManager 60% Service Class 2	454,737	(233,495)	221,242	345,788	(396,029)	(50,241)
Fidelity VIP Government Money Market Service Class	1,482,607	(2,972,034)	(1,489,427)	4,567,526	(3,440,575)	1,126,951
Fidelity VIP Strategic Income Service Class 2	198,692	(80,924)	117,768	94,200	(139,533)	(45,333)
First Trust Dorsey Wright Tactical Core Class I	41,480	(7,199)	34,281	9,472	(91,093)	(81,621)
First Trust Multi Income Allocation Class I	23,291	(11,700)	11,591	6,226	(23,558)	(17,332)
First Trust/Dow Jones Dividend & Income Allocation Class I	461,101	(361,121)	99,980	373,278	(516,879)	(143,601)
Franklin Allocation VIP Class 2	499	(117)	382	591	(261)	330
Franklin Allocation VIP Class 4	109,665	(93,837)	15,828	173,247	(109,029)	64,218
Franklin Income VIP Class 2	92,574	(106,812)	(14,238)	77,546	(212,351)	(134,805)
Franklin Mutual Global Discovery VIP Class 2	13,774	(84,552)	(70,778)	85,489	(105,158)	(19,669)
Franklin Rising Dividends VIP Class 2	77,058	(138,084)	(61,026)	64,758	(146,175)	(81,417)
Templeton Global Bond VIP Class 2	108,533	(158,457)	(49,924)	119,049	(251,306)	(132,257)
Ivy VIP Asset Strategy Class II	39,657	(1,798)	37,859	83,921	(83,589)	332
Ivy VIP Energy Class II	220,830	(124,822)	96,008	170,260	(54,393)	115,867
Janus Henderson Balanced Service Shares	5,117,190	(1,999,232)	3,117,958	4,803,581	(2,029,943)	2,773,638
Janus Henderson Flexible Bond Service Shares	141,707	(80,691)	61,016	103,619	(69,859)	33,760
JPMorgan Insurance Trust Global Allocation Class 2	13,856	(10,197)	3,659	22,790	(6,797)	15,993
JPMorgan Insurance Trust Income Builder Class 2	9,340	(16,695)	(7,355)	22,745	(6,432)	16,313
ClearBridge Variable Aggressive Growth - Class II	46,185	(6,831)	39,354	6,759	(4,825)	1,934
Lord Abbett Bond Debenture Class VC	158,462	(81,212)	77,250	62,905	(168,936)	(106,031)
Lord Abbett Total Return Class VC	162,099	(132,200)	29,899	140,090	(137,808)	2,282
MFS Massachusetts Investors Growth Stock - Service Class	594	(4,660)	(4,066)	2,436	(10,204)	(7,768)
MFS Total Return Series - Service Class	376,413	(296,779)	79,634	254,720	(276,997)	(22,277)
MFS Utilities Series - Service Class	37,927	(42,719)	(4,792)	46,509	(75,662)	(29,153)
MFS Value Series - Service Class	1,269	(8,597)	(7,328)	4,978	(6,817)	(1,839)
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	2,001	(8,770)	(6,769)	328	(82)	246
PIMCO All Asset - Advisor Class	9,878	(3,412)	6,466	10,244	(120)	10,124
PIMCO CommodityRealReturn Strategy - Advisor Class	61,466	(12,615)	48,851	9,998	(27,435)	(17,437)
PIMCO Income - Advisor Class	101,535	(12,228)	89,307	33,675	(30)	33,645
Schwab VIT Balanced	32,477	(50,129)	(17,652)	58,834	(10,227)	48,607
Schwab VIT Balanced with Growth	3,674	(56,400)	(52,726)	10,499	(44,793)	(34,294)
Schwab VIT Growth	24,316	(53,179)	(28,863)	—	(37,699)	(37,699)
State Street Total Return V.I.S. Class 3	39,905	(102,059)	(62,154)	86,852	(190,127)	(103,275)
VanEck VIP Global Resources Class S	94,329	(36,446)	57,883	33,670	(53,573)	(19,903)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life & Annuity Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Separate Account A of Pacific Life & Annuity Company (the “Separate Account”) comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2021, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Separate Account A of Pacific Life & Annuity Company as of December 31, 2021, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 24, 2022

We have served as the auditor of Separate Account A of Pacific Life & Annuity Company since 2002.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Diversified Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Floating Rate Income Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

High Yield Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Inflation Managed Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Managed Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Short Duration Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Emerging Markets Debt Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Dividend Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Equity Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Focused Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Hedged Equity Class I	For the period May 26, 2021 (commencement of operations) through December 31, 2021

Large-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Large-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Main Street® Core Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Mid-Cap Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Mid-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Mid-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Small-Cap Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Small-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Small-Cap Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Small-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Value Advantage Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Emerging Markets Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
International Growth Class I	For the period December 14, 2021 (commencement of operations) through December 31, 2021

International Large-Cap Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

International Small-Cap Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

International Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Health Sciences Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Real Estate Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Technology Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

ESG Diversified Class I	For the period June 14, 2021 (commencement of operations) through December 31, 2021

ESG Diversified Growth Class I	For the period December 20, 2021 (commencement of operations) through December 31, 2021

PSF DFA Balanced Allocation Class D	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Pacific Dynamix - Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Portfolio Optimization Conservative Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Portfolio Optimization Moderate Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Portfolio Optimization Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco Oppenheimer V.I. International Growth Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco® V.I. Balanced-Risk Allocation Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco® V.I. Equity and Income Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco® V.I. Global Real Estate Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco® V.I. Global Series II (formerly Invesco Oppenheimer V.I. Global Series II)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Century VP Mid Cap Value Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Asset Allocation Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Capital Income Builder® Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Funds IS Capital World Bond Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Capital World Growth and Income Class 4 (formerly American Funds IS Global Growth and Income Fund Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Global Balanced Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Global Growth Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Global Small Capitalization Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Growth Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Growth-Income Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS American High-Income Trust Class 4 (formerly American Funds IS High-Income Bond Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS International Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS International Growth and Income Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Managed Risk Asset Allocation Class P2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS New World Fund® Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS The Bond Fund of America Class 4 (formerly American Funds IS Bond Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS U.S. Government Securities Class 4 (formerly American Funds IS U.S. Government/AAA-Rated Securities Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Washington Mutual Investors Class 4 (formerly American Funds IS Blue Chip Income & Growth Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

BlackRock® Capital Appreciation V.I. Class III	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Fidelity® VIP FundsManager® 60% Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Fidelity® VIP Strategic Income Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust Dorsey Wright Tactical Core Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

First Trust Multi Income Allocation Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

First Trust/Dow Jones Dividend & Income Allocation Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Allocation VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Allocation VIP Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Income VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Mutual Global Discovery VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Rising Dividends VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Templeton Global Bond VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Ivy VIP Asset Strategy Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Ivy VIP Energy Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Janus Henderson Balanced Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Janus Henderson Flexible Bond Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

JPMorgan Insurance Trust Global Allocation Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

JPMorgan Insurance Trust Income Builder Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Lord Abbett Total Return Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

MFS® Massachusetts Investors Growth Stock - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

MFS® Total Return Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

MFS® Utilities Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

MFS® Value Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PIMCO All Asset - Advisor Class	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from June 1, 2020 (commencement of operations) through December 31, 2020

PIMCO CommodityRealReturn® Strategy - Advisor Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PIMCO Income - Advisor Class	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from June 1, 2020 (commencement of operations) through December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Schwab VIT Balanced	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Schwab VIT Balanced with Growth	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Schwab VIT Growth	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

State Street Total Return V.I.S. Class 3	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

VanEck VIP Global Resources Class S (formerly VanEck VIP Global Hard Assets Class S)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PACIFIC LIFE & ANNUITY COMPANY

Financial Statements - Statutory Basis

as of December 31, 2021 and 2020 and

for the years ended December 31, 2021, 2020 and 2019,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2021,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2021

and Independent Auditor’s Report

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INDEPENDENT AUDITORS’ REPORT

Pacific Life & Annuity Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life & Annuity Company (the “Company”), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2021 and 2020, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions,

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which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Arizona Department of Insurance and Financial Institutions. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•                                         Exercise professional judgment and maintain professional skepticism throughout the audit.

•                                         Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•                                         Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•                                         Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•                                         Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2021 are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis

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financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

April 1, 2022

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Pacific Life & Annuity Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Thousands, except share data)	2021	2020
ADMITTED ASSETS
Bonds	$4,533,525	$4,362,159
Preferred stocks		1,820
Common stocks	3,647	4,639
Mortgage loans	377,880	385,611
Cash and cash equivalents	74,065	134,568
Contract loans	9,747	8,146
Derivatives	16,169	25,071
Other invested assets	33,606	28,908
Investment income due and accrued	51,393	50,109
Net deferred tax asset	15,664	14,308
Other assets	8,891	4,060
Separate account assets	3,490,561	3,199,084

TOTAL ADMITTED ASSETS	$8,615,148	$8,218,483

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$3,731,027	$3,602,533
Liability for deposit-type contracts	860,645	861,988
Transfers to separate accounts due or accrued, net	(55,187)	(49,235)
Other liabilities	48,417	44,665
Asset valuation reserve	2,808	4,678
Separate account liabilities	3,490,561	3,199,084
TOTAL LIABILITIES	8,078,271	7,663,713
Capital and Surplus:
Common stock - $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in surplus	134,607	134,607
Unassigned surplus	399,370	417,263
TOTAL CAPITAL AND SURPLUS	536,877	554,770

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$8,615,148	$8,218,483

See Notes to Financial Statements - Statutory Basis

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Pacific Life & Annuity Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Thousands)	2021	2020	2019
REVENUES
Premiums and annuity considerations	$583,009	$452,814	$566,495
Net investment income	224,787	241,295	216,776
Separate account fees	65,872	57,913	57,177
Other income	5,979	8,564	9,566
TOTAL REVENUES	879,647	760,586	850,014

BENEFITS AND EXPENSES
Current and future policy benefits	755,840	621,018	734,668
Commission expense	36,397	33,684	37,821
Operating expenses	21,505	29,345	20,817
TOTAL BENEFITS AND EXPENSES	813,742	684,047	793,306

NET GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	65,905	76,539	56,708
Federal income tax expense	6,223	9,399	13,607

NET GAIN FROM OPERATIONS	59,682	67,140	43,101
Net realized capital losses less tax	(27,552)	(59,775)	(10,333)

NET INCOME	$32,130	$7,365	$32,768

See Notes to Financial Statements - Statutory Basis

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Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

(In Thousands)	Common Stock	Paid-in Surplus	Unassigned Surplus	Total
BALANCES, JANUARY 1, 2019	$2,900	$134,607	$412,902	$550,409
Net income			32,768	32,768
Change in net unrealized capital losses less tax			(5,333)	(5,333)
Change in net deferred income tax			4,854	4,854
Change in nonadmitted assets			(4,179)	(4,179)
Change in asset valuation reserve			8,137	8,137
Dividend paid to parent			(41,000)	(41,000)
Other surplus transactions, net			(76)	(76)
BALANCES, DECEMBER 31, 2019	2,900	134,607	408,073	545,580
Net income			7,365	7,365
Change in net unrealized capital gains less tax			9,913	9,913
Change in net deferred income tax			3,223	3,223
Change in nonadmitted assets			1,360	1,360
Change in reserve on account of change in valuation basis			13,565	13,565
Change in asset valuation reserve			13,954	13,954
Dividend paid to parent			(40,000)	(40,000)
Other surplus transactions, net			(190)	(190)
BALANCES, DECEMBER 31, 2020	2,900	134,607	417,263	554,770
Net income			32,130	32,130
Change in net unrealized capital losses less tax			(11,356)	(11,356)
Change in net deferred income tax			3,523	3,523
Change in nonadmitted assets			(2,209)	(2,209)
Change in asset valuation reserve			1,870	1,870
Dividend paid to parent			(41,700)	(41,700)
Other surplus transactions, net			(151)	(151)

BALANCES, DECEMBER 31, 2021	$2,900	$134,607	$399,370	$536,877

See Notes to Financial Statements - Statutory Basis

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Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Thousands)	2021	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$583,076	$452,806	$566,439
Net investment income	224,183	237,736	214,037
Other income	71,832	66,481	66,752
Benefits and loss related payments	(648,079)	(504,585)	(555,289)
Net transfers from separate accounts	49,459	38,199	148,570
Commissions, expenses paid and other deductions	(58,044)	(53,155)	(58,994)
Federal income taxes paid	(8,696)	(7,389)	(14,405)
NET CASH PROVIDED BY OPERATING ACTIVITIES	213,731	230,093	367,110

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	297,035	268,294	299,708
Stocks	4,087		23
Mortgage loans	37,958	22,365	57,477
Other invested assets	958	988	2,316
Miscellaneous proceeds	4,883	19,017	1,858
Cost of investments acquired
Bonds	(490,787)	(381,424)	(644,568)
Stocks	(1,276)
Mortgage loans	(29,963)		(29,963)
Other invested assets		(151)
Miscellaneous applications	(39,561)	(81,483)	(21,912)
Net (increase) decrease in contract loans	(1,597)	134	(105)
NET CASH USED IN INVESTING ACTIVITIES	(218,263)	(152,260)	(335,166)

CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits (withdrawals) on deposit-type contracts	(35,135)	11,931	35,636
Dividend paid to parent	(21,694)	(40,000)	(41,000)
Other cash provided (applied)	858	(1,968)	1,858
NET CASH USED IN FINANCING AND MISCELLANEOUS ACTIVITIES	(55,971)	(30,037)	(3,506)

Net change in cash and cash equivalents	(60,503)	47,796	28,438
Cash and cash equivalents, beginning of year	134,568	86,772	58,334

CASH AND CASH EQUIVALENTS, END OF YEAR	$74,065	$134,568	$86,772

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS
Bonds disposed and acquired	$36,708	$80,985	$122,094
Bond dividend paid to parent	20,006

See Notes to Financial Statements - Statutory Basis

PLA-8

Pacific Life & Annuity Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.                         NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life & Annuity Company (PL&A or the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life).  The Company markets and distributes life insurance and annuities.  The Company is licensed to sell certain of its products in the state of New York.

The top geographic locations in the United States for statutory premiums and annuity considerations, and deposits were New York and Colorado representing 75% and 16%, respectively, of total statutory premiums and annuity considerations, and deposits for the year ended December 31, 2021.  No other jurisdiction accounted for more than 5% of the total.

BASIS OF PRESENTATION

The Company prepares its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions (AZ DIFI), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (U.S. GAAP).  The AZ DIFI has adopted the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP), subject to any deviations prescribed or permitted by the AZ DIFI, of which there were none.

NAIC SAP differs in certain respects, which in some cases are material, from U.S. GAAP (Note 2).

The transactions with related parties may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as a stand-alone entity.

Certain reclassifications have been made to the 2020 and 2019 financial statements - statutory basis to conform to the 2021 financial statement - statutory basis presentation.

The Company has evaluated events subsequent to December 31, 2021 through the date the financial statements - statutory basis were available to be issued and has concluded that no events have occurred that required adjustments.

PLA-9

Economic and capital market uncertainties have arisen as a result of the spread of COVID-19. The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain and cannot be reasonably estimated as of the date of this filing.  Interest rates, credit spreads and equity market levels have had the most significant effect on the Company’s financial statements. COVID-19 related claims have not been material through December 31, 2021. The Company continues to actively monitor direct and indirect impacts of the pandemic on its financial statements, especially in relation to claims and the investments portfolio.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities.  It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

Effective January 1, 2021, the Company adopted revisions to Statement of Statutory Accounting Principles (SSAP) No. 86, Derivatives, to ensure reporting consistency for derivatives with financing components. A financing derivative is one which the premium to acquire the derivative is paid throughout the derivative term, or at maturity. The revisions require that at acquisition and subsequently, the gross reported fair value of the derivative shall exclude the impact of the financing premiums and the premiums payable shall be separately reported as payable for securities. The impact of the adoption on January 1, 2021 was an increase to Derivatives of $0.7 million, an increase to Investment Income Due and Accrued of $0.8 million and an increase to Payable for Securities included in Other liabilities of $1.5 million.

Effective January 1, 2021, the Company adopted SSAP No. 26R, Bonds, and SSAP No. 32R, Preferred Stock, which clarified the valuation and measurement for perpetual bonds and stocks held as investments. Perpetual bonds and preferred stocks, previously reported at amortized cost, shall now be reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. The impact of this adoption on the Company’s financial statements - statutory basis was immaterial.

Effective January 1, 2017, the SSAP No. 51R, Life Contracts, was issued which made substantive revisions to SSAP No. 51 to reference the Valuation Manual as part of Principle-Based Reserve (PBR) implementation.  For life insurance policies issued during 2017-2019, the Valuation Manual did not require companies to update their reserve methodologies during the first three years following the operative date of the Valuation Manual. The Company implemented PBR for all life insurance policies and business issued in 2020.  The Company implemented PBR for all life insurance policies issued in 2020. The Company did not implement PBR for life insurance policies issued during 2017-2019.

Variable annuity contracts are subject to Actuarial Guideline 43 (AG43) and the Valuation Manual section VM-21 (VM-21).  As a result of updates to AG43 and VM-21, effective January 1, 2020, for all variable annuity contracts, $13.6 million of reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis on the statements of capital and surplus - statutory basis.

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board.  This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts,

PLA-10

hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2022.  The Company is currently evaluating the impact of this guidance on its financial statements – statutory basis.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method.  Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar.  All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax.  The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows.  In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired.  The Company records an OTTI to fair value for common stock, preferred stock, and bonds, except for LBASS, which are written down to the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.  The Company records an OTTI to fair value for any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss.  The Company records OTTI in net realized capital losses less tax.

PLA-11

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses.  Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued.  The Company generally recognizes interest income on its impaired loans upon receipt.  As of December 31, 2021, 2020 and 2019, no loans were considered impaired or in nonaccrual status.  The Company did not recognize any interest income on mortgage loans using the cash-basis of accounting during the years ended December 31, 2021, 2020 or 2019.  No mortgage loans were derecognized as a result of foreclosure during the years ended December 31, 2021, 2020 and 2019.

Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at unpaid principal balances.

Other invested assets are generally carried at values based on the underlying audited equity of the investee as determined in accordance with U.S. GAAP with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Other invested assets primarily consist of investments in joint ventures, partnerships and limited liability companies, including affiliated companies, as well as those in which the Company has minor ownership interests.  An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment.  The investment is written down to fair value as the new cost basis and the OTTI is recorded in net realized capital losses less tax.

The Company applies hedge accounting, as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship.  At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item.  The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements in a manner consistent with the hedged asset or liability (amortized cost or fair value).  Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax and any change in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items. When these derivative instruments are terminated, the gains and losses are reported as net realized capital losses less tax.

Carrying value is calculated based on the gross derivative asset or liability position.  If the carrying value of the derivative is positive, the amount is recorded in derivatives.  If the carrying value of the derivative is negative, the amount is recorded in other liabilities.  The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets.  The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the Interest Maintenance Reserve (IMR).  Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR.

PLA-12

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items.  Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments.  Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus.  The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments.  These capital gains and losses are amortized into net investment income over the remaining life of the investment sold.  The IMR of $5.1 million and $5.7 million is included in other liabilities as of December 31, 2021 and 2020, respectively.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives.  Interest income for bonds is recognized on an accrual basis.  Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date.  Amortization and accretion are determined by the effective interest method based on estimated principal repayments.  Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible.  Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted.

Net realized capital losses less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners’ Reserve Valuation Method (CRVM), or other modified reserve methods.  Interest rate assumptions ranged from 2.00% to 4.50%.  Reserves for individual variable annuities are held in accordance with VM-21.  Reserves for individual fixed annuities are maintained using the Commissioners’ Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest ranging from 1.00% to 6.50%.  Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest ranging from 1.00% to 3.00%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid.  An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves.  All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract.  Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability.  Interest rates credited ranged primarily from  1.00% to 6.50%.

PLA-13

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves.  These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks and provide additional capacity for growth.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded, included in other income, relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements.  The amounts included in revenue adjustments on reinsurance ceded primarily represents ceded current and future policy benefits, net investment income and net realized capital losses less tax, related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2021, 2020 and 2019, individual life and annuity premiums assumed were an immaterial amount, and premiums ceded were $3.7 million, $3.7 million and $3.6 million, respectively.  As of December 31, 2021 and 2020, reserve credits recorded on ceded reinsurance were $7.6 million and $8.2 million, respectively.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $1.7 million and $1.8 million as of December 31, 2021 and 2020, respectively.

The Company has ceded reinsurance contracts in place with a reinsurer whose financial stability has deteriorated. In March, 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order in which the regulator shall conduct and continue business of the reinsurer.  As of December 31, 2021, the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s financial statements - statutory basis.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred

PLA-14

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of Pacific Mutual Holding Company (PMHC), the Company’s ultimate parent.  In addition to the Company, included in PMHC’s consolidated return are the following entities:  Pacific LifeCorp, Pacific Life, Pacific Alliance Reinsurance Company of Vermont, Pacific Baleine Reinsurance Company, Pacific Life Fund Advisors LLC (PLFA,), and Pacific Life Re Global Limited.

The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts.  The Company’s separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded at fair value at an amount equal to the separate account asset.  The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets.  Amounts charged to the separate account for mortality, surrender and expense charges are included in separate account fees in other income.

Separate account assets are primarily invested in mutual funds, but are also invested in hedge funds.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2021 and 2020, the Company exceeded the minimum risk-based capital requirements.

2.                         COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting.  U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the AZ DIFI, which is a comprehensive basis of accounting other than U.S. GAAP.  NAIC SAP primarily differs from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

PLA-15

3.                         INVESTMENTS

BONDS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value and net unrealized gains of bonds and cash equivalents are shown below.  Cash equivalents as of December 31, 2021 and 2020 were $76.2 million and $125.5 million, respectively.  See Note 4 for information on the Company’s fair value measurements.

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains
	(In Thousands)
December 31, 2021:
U.S. Government	$9,079	$9,549	$470
All other governments	31,479	35,016	3,537
U.S. states, territories and possessions	8,838	10,489	1,651
U.S. political subdivisions of states, territories and possessions	58,184	69,903	11,719
U.S. special revenue and special assessment obligations	279,601	376,641	97,040
Industrial and miscellaneous	4,003,481	4,621,915	618,434
LBASS:
Residential mortgage-backed securities (RMBS)	69,353	72,957	3,604
Commercial mortgage-backed securities (CMBS)	81,674	83,473	1,799
Other	68,075	71,712	3,637
Total	$4,609,764	$5,351,655	$741,891

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains
	(In Thousands)
December 31, 2020:
U.S. Government	$9,093	$9,909	$816
All other governments	29,510	35,958	6,448
U.S. states, territories and possessions	8,807	10,651	1,844
U.S. political subdivisions of states, territories and possessions	58,192	72,241	14,049
U.S. special revenue and special assessment obligations	282,458	388,715	106,257
Industrial and miscellaneous	3,839,598	4,662,548	822,950
LBASS:
RMBS	105,675	111,620	5,945
CMBS	61,161	63,998	2,837
Other	93,175	100,743	7,568
Total	$4,487,669	$5,456,383	$968,714

PLA-16

The book/adjusted carrying value and fair value of bonds and cash equivalents as of December 31, 2021, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Due in one year or less	$153,334	$155,124
Due after one year through five years	696,041	749,673
Due after five years through ten years	1,241,036	1,341,856
Due after ten years	2,300,251	2,876,860
	4,390,662	5,123,513
LBASS	219,102	228,142
Total	$4,609,764	$5,351,655

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Thousands)
December 31, 2021:
U.S. Government	$6,020	$59			$6,020	$59
All other governments	12,237	370			12,237	370
U.S. special revenue and special assessment obligations	20,405	73			20,405	73
Industrial and miscellaneous	358,589	8,219	$19,455	$1,664	378,044	9,883
LBASS:
RMBS	27,685	736	2,697	48	30,382	784
CMBS	51,442	555			51,442	555
Other	13,735	873			13,735	873
Total	$490,113	$10,885	$22,152	$1,712	$512,265	$12,597

December 31, 2020:
U.S. special revenue and special assessment obligations			$7,564	$732	$7,564	$732
Industrial and miscellaneous	$26,640	$1,390	25,260	2,861	51,900	4,251
LBASS:
RMBS	9,043	43	2,887	100	11,930	143
CMBS	29,216	758			29,216	758
Other	3,013	1			3,013	1
Total	$67,912	$2,192	$35,711	$3,693	$103,623	$5,885

PLA-17

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary.  The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The Company received prepayment penalties and acceleration of fees of $5.9 million, $2.8 million and $3.2 million from 23, 22 and 22 securities for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company does not have any securities lending transactions and did not have any reverse repurchase agreement transactions accounted for as secured borrowings as of December 31, 2021 and 2020.

Bonds with a book/adjusted carrying value of $6.1 million as of December 31, 2021 and 2020 were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

The table below summarizes the OTTI by security type:

	Years Ended December 31,
	2021	2020	2019
	(In Thousands)
Bonds:
Industrial and miscellaneous	$5,094		$476
Total OTTI	$5,094	—	$476

No OTTI was recognized on LBASS during the years ended December 31, 2021, 2020 and 2019 due to intent to sell or inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

The Company has not recognized any OTTI on its loan-backed securities based on cash flow analysis during the years ended December 31, 2021, 2020 and 2019.

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest.  The following table presents the number of investments, the book/adjusted carrying value, and the fair value for bonds with an NAIC 5GI designation:

	December 31, 2021			December 31, 2020
	Number	Book/Adjusted Carrying Value	Fair Value	Number	Book/Adjusted Carrying Value	Fair Value
		(In Thousands)			(In Thousands)
U.S. special revenue and special assessment obligations	2	$7,896	$8,022	2	$8,296	$7,564
Total	2	$7,896	$8,022	2	$8,296	$7,564

PLA-18

Proceeds, gross gains and gross losses recognized on sales of bonds were $46.1 million, $1.8 million and zero, respectively, for the year ended December 31, 2021.  Proceeds, gross gains and gross losses recognized on sales of bonds were $37.9 million, $1.9 million and $0.1 million, respectively, for the year ended December 31, 2020.  Proceeds, gross gains and gross losses recognized on sales of bonds were $65.0 million, $1.1 million and $0.2 million for the year ended December 31, 2019.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2021:
Commercial	3.10%	2.70%

Year Ended December 31, 2020:
Commercial	NA	NA

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 69%.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Commercial	Mezzanine	Total
December 31, 2021:	(In Thousands)
Current	$351,191	$26,689	$377,880

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$19,122	$26,689	$45,811

	Commercial	Mezzanine	Total
December 31, 2020:	(In Thousands)
Current	$358,940	$26,671	$385,611

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$42,399	$26,671	$69,070

PLA-19

(1)  All of the Company’s mortgage loans are participations with its parent company, Pacific Life.  Such amount represents mortgage loan participations with both Pacific Life and unrelated third parties and excludes mortgage loan participations where the sole participants are the Company and Pacific Life.

The Company’s mortgage loans primarily finance various types of properties throughout the U.S. and Canada.  The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31,
	2021	2020
	(In Thousands)
California	$109,154	$102,935
Illinois	59,568	59,875
Texas	46,999	48,419
Georgia	33,716	35,037
Washington	32,677	32,852
Massachusetts	32,605	32,744
New York	26,689	26,671
District of Columbia	15,000	24,992
North Carolina	9,768	9,955
Virginia	8,760	8,755
Other	2,944	3,376
Total	$377,880	$385,611

As of December 31, 2021 and 2020, the carrying value and percentage of total mortgage loans for the largest single loan in each of the above states is as follows:

	December 31,
	2021		2020
	($ In Thousands)
Illinois	$39,583	10%	$39,899	10%
Georgia	33,716	9%	35,037	9%
Washington	32,677	9%	32,852	9%
Massachusetts	32,605	9%	32,744	8%
California	28,086	7%	28,897	7%
New York	26,689	7%	26,671	7%
Texas	18,714	5%	19,084	5%
District of Columbia	15,000	4%	15,000	4%
North Carolina	9,768	3%	9,955	3%
Virginia	8,760	2%	8,755	2%

These loans are secured by a variety of property types, including office buildings, retail, apartments and lodging.

As of December 31, 2021, 2020 and 2019, the Company recognized in net investment income prepayment income of zero, $2.5 million, and $1.4 million, respectively, for early pay off mortgage loans.

PLA-20

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.  This includes troubled debt restructures (TDR) performing as agreed for more than one year.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in the No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  There may be disputes between the borrower and contractors.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or the borrower may have requested covenant relief.  There may be disputes between the borrower and contractors.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or given cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for TDR, impairment and loss is increased.  This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

As of December 31, 2021 and 2020, the Company had no loans classified as Level 2.

The Company is working with borrowers who are experiencing financial difficulty as a direct result of the COVID-19 pandemic.  When necessary, the Company is providing loan modifications to assist borrowers with their present circumstances. These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement. On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are TDR consistent with the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The Consolidated Appropriations Act, signed into law on December 27, 2020 extended the relief offered in the CARES Act through January 1, 2022 and clarified that insurance companies are covered under the CARES Act. The Company’s loan modifications will fall within the guidance of either the April 7, 2020 Interagency Statement or the CARES Act, both as adopted

PLA-21

by the NAIC under INT 20-03, and do not qualify as TDRs. As of December 31, 2021,the Company has provided modification in the form of principal and/or interest payment relief and extension of maturity dates to mortgage loans with a total book value of $72.3 million.  These loans do not qualify as TDRs.

The following tables set forth mortgage loan credit levels as of December 31, 2021 and 2020 ($ In Thousands):

	December 31, 2021
			Level 1		Level 3
	No Credit Concern		Minimal Credit Concern		Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Office	$199,593	1.79					$199,593	1.79
Retail	32,677	1.75			$39,583	0.75	72,260	1.20
Apartment	45,255	1.38					45,255	1.38
Lodging	37,854	4.28					37,854	4.28
Industrial	19,975	2.30					19,975	2.30
Golf course			$2,943	0.15			2,943	0.15
Total	$335,354	2.04	$2,943	0.15	$39,583	0.75	$377,880	1.89

	December 31, 2020
			Level 1		Level 3
	No Credit Concern		Minimal Credit Concern		Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Office	$225,902	1.63	$8,755	1.18			$234,657	1.61
Retail	32,852	1.48	39,899	1.10			72,751	1.27
Apartment	26,640	1.45	9,334	1.19			35,974	1.38
Lodging	28,897	1.36	9,955	1.48			38,852	1.39
Golf course			3,377	(0.51)			3,377	(0.51)
Total	$314,291	1.57	$71,320	1.10			$385,611	1.48

JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company does not have investments in joint ventures, partnerships and limited liability companies that exceed 10% of admitted assets of the Company as of December 31, 2021 and 2020.  The Company does not have impaired investments in joint ventures, partnerships and limited liability companies during the years ended December 31, 2021, 2020 and 2019, respectively.

PLA-22

4.                         FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1                  Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2                  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3                  Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial instruments that are carried at fair value or net asset value (NAV) as of December 31, 2021 and 2020.

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2021:	(In Thousands)
Assets:
Common stocks:
Industrial and miscellaneous			$3,647		$3,647
Total common stocks	—	—	3,647	—	3,647

Derivatives:
Foreign currency and interest rate swaps		$7,535			7,535
Equity derivatives	$6,391		2,243		8,634
Total derivatives	6,391	7,535	2,243	—	16,169

Separate account assets (1)	3,472,565			$17,996	3,490,561
Total	$3,478,956	$7,535	$5,890	$17,996	$3,510,377

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$4,716			$4,716
Equity derivatives			$316		316
Total	$—	$4,716	$316	$—	$5,032

PLA-23

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2020:	(In Thousands)
Assets:
Common stocks:
Industrial and miscellaneous			$4,639		$4,639
Total common stocks	—	—	4,639	—	4,639

Derivatives:
Foreign currency and interest rate swaps		$15,083			15,083
Equity derivatives	$8,393		1,595		9,988
Total derivatives	8,393	15,083	1,595	—	25,071

Separate account assets (1)	3,180,187			$18,897	3,199,084
Total	$3,188,580	$15,083	$6,234	$18,897	$3,228,794

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$385			$385
Equity derivatives			$315		315
Total	$—	$385	$315	$—	$700

(1) Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS AND COMMON STOCKS

The fair values of bonds, preferred stocks and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

PLA-24

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

PLA-25

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the net asset value obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, derivatives, privately held companies and private partnerships. The redemption frequency is quarterly. There are no remaining lockup periods or unfunded commitments of investments measured using the NAV practical expedient as of  December 31, 2021.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

				Total Gains or (Losses)
	January 1, 2020	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Included in Net Income	Included in Surplus	Purchases	Sales	Settlements	December 31, 2021
	(In Thousands)
Common stocks	$4,639			$32	($33)	$1,276	($2,267)		$3,647
Derivatives, net	1,280			2,849	(15)	777		($2,964)	1,927
Total	$5,919	$—	$—	$2,881	($48)	$2,053	($2,267)	($2,964)	$5,574

				Total Gains or (Losses)
	January 1, 2021	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Included in Net Income	Included in Surplus	Purchases	Sales	Settlements	December 31, 2020
	(In Thousands)
Common stocks	$4,639								$4,639
Derivatives, net	(1,079)			$2,142	$2,192			($1,975)	1,280
Total	$3,560	$—	$—	$2,142	$2,192	$—	$—	($1,975)	$5,919

(1) Transfers in and/or out are recognized at the end of each quarter.

PLA-26

The book/adjusted carrying values and fair values of the Company’s financial instruments are presented in the following table.

	December 31, 2021
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Thousands)
Assets:
Bonds	$5,275,417	$4,533,525		$5,201,142	$74,275
Common stocks	3,647	3,647			3,647
Mortgage loans	399,541	377,880			399,541
Cash and cash equivalents	74,065	74,065	$74,065
Contract loans	9,747	9,747			9,747
Derivatives, net	11,137	11,137	6,391	2,819	1,927
Other invested assets (1)	28,572	24,939		28,572
Separate account assets	3,490,561	3,490,561	3,472,565			$17,996
Liabilities:
Liability for deposit-type contracts	1,008,086	860,645			1,008,086
Separate account liability for
deposit type contracts	3,462	3,462			3,462

	December 31, 2020
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Thousands)
Assets:
Bonds	$5,330,872	$4,362,159		$5,249,447	$81,425
Preferred stocks	2,093	1,820		2,093
Common stocks	4,639	4,639			4,639
Mortgage loans	402,406	385,611			402,406
Cash and cash equivalents	134,568	134,568	$134,568
Contract loans	8,146	8,146			8,146
Derivatives, net	24,371	24,371	8,393	14,698	1,280
Other invested assets (1)	29,408	24,938		29,408
Separate account assets	3,199,084	3,199,084	3,180,187			$18,897
Liabilities:
Liability for deposit-type contracts	1,060,615	861,988			1,060,615
Separate account liability for
deposit type contracts	3,256	3,256			3,256

(1) Excludes investments accounted for under the equity method.

PLA-27

The tables above exclude the following financial instruments: investment income due and accrued and derivatives collateral receivable and payable.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2021 and 2020:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH AND CASH EQUIVALENTS

Cash equivalents are money market mutual funds that have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds.  The carrying value of cash approximates the fair value.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist of surplus note investments held from other insurance providers. The fair value of the surplus note investments are priced by an independent pricing service as described for bonds above.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the estimated fair value of liability for deposit-type contracts are based on discounted cash flow methodologies using significant unobservable inputs.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

PLA-28

5.      DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk”, and credit risk. Derivative instruments are also used to manage the duration mismatch of general  account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which exceeds the value of existing collateral, if any. The Company mitigates these risks through established market and credit risk limits.

The following table summarizes the notional amount, net carrying value, and fair value of the Company’s derivative instruments by derivative type.  Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Fair Value
December 31, 2021:	(In Thousands)
Equity total return swaps	$26,529	($316)	($316)
Equity futures	122,866	6,391	6,391
Equity call options	41,360	2,243	2,243
Foreign currency swaps	3,213	506	506
Interest rate swaps	233,115	2,313	2,313
Total	$427,083	$11,137	$11,137

December 31, 2020:
Equity total return swaps	$20,896	($301)	($301)
Equity futures	130,298	8,393	8,393
Equity call options	38,180	1,581	1,581
Foreign currency swaps	3,713	623	623
Interest rate swaps	180,350	14,075	14,075
Total	$373,437	$24,371	$24,371

Notional amount represents a standard of measurement of the volume of derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

Cash collateral received from OTC counterparties was $1.2 million and $6.3 million as of December 31, 2021 and 2020, respectively.  Cash collateral pledged to OTC counterparties was $7.2 million and zero as of December 31, 2021 and 2020, respectively.

The Company is required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.  The Company pledged cash to satisfy this collateral requirement.  Cash pledged for initial margin was $6.4 million and $8.4 million as of December 31, 2021 and 2020, respectively.

PLA-29

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products  with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.  These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital losses less tax.

For the years ended December 31, 2021, 2020 and 2019, $1.5 million, $1.5 million and $1.3 million, respectively, of option premium expense recorded in net investment income for the one-year equity call options hedging life indexed account insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company utilizes total return swaps and exchange-traded futures based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets to U.S. dollar fixed or floating rate assets. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate.  There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments that are denominated in foreign currencies. The main currency that the Company economically hedges is the Canadian dollar.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

PLA-30

The average and ending fair value of derivatives not designated as hedging instruments are as follows:

	Average Fair Value Years Ended December 31,		Ending Fair Value as of December 31,
	2021	2020	2021		2020
			Asset	Liability	Asset	Liability
			(In Thousands)
Equity futures	$6,914	$13,821	$6,391		$8,393
Foreign currency swaps	538	901	506		623
Interest rate swaps	3,848	15,406	7,029	$4,716	14,461	$386
Equity total return swaps	90	1,018		316	14	315
Equity call options	13		34		3
Total	$11,403	$31,146	$13,960	$5,032	$23,494	$701

The following table summarizes the surplus and net realized capital gains (losses) impact on derivative instruments not designated as hedging instruments.

	Years Ended December 31,			Years Ended December 31,
	2021	2020	2019	2021	2020	2019
	Surplus			Net Realized Capital Gains (Losses)
	(In Thousands)
Equity futures	$431	($1,698)	($4,360)	($27,276)	($62,345)	($16,569)
Equity total return swaps	(15)	2,192	(5,812)
Foreign currency swaps	(117)	(143)	(154)
Interest rate swaps	(11,762)	9,172	4,904
Equity call options	30	3
Total	($11,433)	$9,526	($5,422)	($27,276)	($62,345)	($16,569)

For the years ended December 31, 2021, 2020 and 2019, net gains or (losses) from periodic net settlements recorded in net investment income were ($1.8) million, $9.7 million and ($12.1) million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums (In Thousands):

Years Ending December 31:	Premium Payments Due
2022	$1,501	(1)
2023
2024
2025
2026 and thereafter
Total undiscounted future settled premium commitments	$1,501

(1) Premium payments are expected to be made monthly, based upon current maturity date of derivative contracts.

PLA-31

Years Ending December 31:	Undiscounted Future Premium Commitments	Equity Call Option Fair Value		Equity Call Option Fair Value Excluding Impact of Discounted Future Settled Premiums
2021	$1,501	$2,243		$2,243
2020	1,549	1,581	(1)	2,374

(1) The equity call option fair value excludes accrued premium liability of $0.8 million as of December 31, 2020.

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives.  The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent  rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2021 and 2020, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2021 was $0.2 million.  The maximum exposure to any single counterparty was $0.1 million as of December 31, 2021.  All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2021, 2020 and 2019.  The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

PLA-32

6.      INCOME TAXES

The components of net admitted deferred tax assets are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)			(In Thousands)
Gross deferred tax assets	$46,864	$5,244	$52,108	$44,221	$4,589	$48,810
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	46,864	5,244	52,108	44,221	4,589	48,810
Deferred tax assets nonadmitted	22,624	1,999	24,623	20,619	1,846	22,465
Net admitted deferred tax asset	24,240	3,245	27,485	23,602	2,743	26,345
Deferred tax liabilities	8,576	3,245	11,821	9,294	2,743	12,037
Net admitted deferred tax asset	$15,664	$—	$15,664	$14,308	$—	$14,308

	Change during 2021
	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$2,643	$655	$3,298
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	2,643	655	3,298
Deferred tax assets nonadmitted	2,005	153	2,158
Net admitted deferred tax asset	638	502	1,140
Deferred tax liabilities	(718)	502	(216)
Net admitted deferred tax asset	$1,356	$—	$1,356

PLA-33

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)			(In Thousands)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	15,664		15,664	14,308		14,308
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	15,664		15,664	14,308		14,308
Adjusted gross deferred tax assets allowed per limitation threshold			78,182			81,069
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	8,576	$3,245	11,821	9,294	$2,743	12,037
Deferred tax assets admitted as the result of application of SSAP No. 101	$24,240	$3,245	$27,485	$23,602	$2,743	$26,345

	Change during 2021
	Ordinary	Capital	Total
	(In Thousands)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	1,356		1,356
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	1,356		1,356
Adjusted gross deferred tax assets allowed per limitation threshold			(2,887)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	(718)	$502	(216)
Deferred tax assets admitted as the result of application of SSAP No. 101	$638	$502	$1,140

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows ($ In Thousands):

	December 31,
	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,122%	1,343%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$521,213	$540,462

PLA-34

The impacts of tax planning strategies as of December 31, 2021 and 2020 are as follows ($ In Thousands):

	December 31, 2021
	Ordinary	Capital
Adjusted gross deferred tax assets	$46,864	$5,244
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$24,240	$3,245
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

	December 31, 2020
	Ordinary	Capital
Adjusted gross deferred tax assets	$44,222	$4,589
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$23,602	$2,743
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance as of December 31, 2021 and 2020.

The Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(In Thousands)
Federal income tax expense	$6,223	$9,399	$13,607	($3,176)	($4,208)
Federal income taxes on net capital gains (losses)	(1)	266	(3,169)	(267)	3,435
Federal income tax expense	$6,222	$9,665	$10,438	($3,443)	($773)

PLA-35

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows.

	December 31,
Deferred tax assets:	2021	2020	Change
Ordinary:	(In Thousands)
Policyholder reserves	$33,596	$30,994	$2,602
Deferred acquisition costs	10,618	10,621	(3)
Compensation and benefits accrual	356	282	74
Other	2,294	2,324	(30)
Total	46,864	44,221	2,643
Statutory valuation allowance adjustment
Nonadmitted	22,624	20,619	2,005
Admitted ordinary deferred tax assets	24,240	23,602	638

Capital:
Investments	5,244	4,589	655
Total	5,244	4,589	655
Statutory valuation allowance adjustment
Nonadmitted	1,999	1,846	153
Admitted capital deferred tax assets	3,245	2,743	502

Admitted deferred tax assets	27,485	26,345	1,140

Deferred tax liabilities:
Ordinary:
Investments	7,912	8,633	(721)
Other	664	661	3
Total	8,576	9,294	(718)

Capital:
Investments	3,245	2,743	502
Total	3,245	2,743	502

Deferred tax liabilities	11,821	12,037	(216)

Net admitted deferred tax assets	$15,664	$14,308	$1,356

PLA-36

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2021	2020	Change
	(In Thousands)
Total deferred tax assets	$52,108	$48,810	$3,298
Total deferred tax liabilities	11,821	12,037	(216)
Net deferred tax asset	$40,287	$36,773	3,514
Tax effect of unrealized activities			8
Change in net operating deferred income tax			$3,522

Federal income tax expense (benefit) is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes.  The significant items causing these differences are as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Thousands)
Provision computed at statutory rate	$8,075	$3,814	$9,098
Tax contingency	215	216	229
Tax impact from derivative gains (losses)	(2,383)	2,030	(1,141)
Dividend received deduction	(1,714)	(1,338)	(1,347)
Tax impact from affiliates	(1,090)	(911)	(1,043)
Amortization of IMR	(153)	(176)	(200)
Tax impact from surplus activities		2,849
Other	(250)	(42)	(12)
Total statutory income tax	$2,700	$6,442	$5,584

Federal income tax expense	$6,222	$9,665	$10,438
Change in net deferred income taxes	(3,522)	(3,223)	(4,854)
Total statutory income tax	$2,700	$6,442	$5,584

As of December 31, 2021 and 2020, the Company had no low income housing and foreign tax credit carryforwards.   The Company had no investment tax credits.  The Company had no Alternative Minimum Tax  credit carryforward. The Company had no adjustments of deferred tax assets (DTAs) and deferred tax liabilities (DTLs) for enacted changes in tax laws or a change in tax status.  The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.  The Company had no deposits under Section 6603 of the Internal Revenue Code.

The following are estimated Federal income taxes in the current and prior years that will be available for recoupment in the event of future net losses (In Thousands).

	Ordinary	Capital
2021 estimated
2020		$307
2019		7

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2021.

PLA-37

The Company’s policy is to recognize interest expense and penalties related to tax contingencies as a component of Federal and foreign income taxes.  No interest and penalties were recorded in Federal and foreign income taxes for the years ended December 31, 2021, 2020 and 2019.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2018. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

7.                         CAPITAL AND SURPLUS

The Company has 5 million shares of common stock authorized of which 2.9 million shares are issued and outstanding with a par value of $1.00 per share. There is only one class of shares.

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to its parent is subject to restrictions set forth in the State of Arizona insurance laws. These laws require (i) notification to the AZ DIFI for the declaration and payment of any dividend and (ii) approval by the AZ DIFI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on these restrictions and 2021 statutory results, the Company could pay $39.9 million in dividends to Pacific Life in 2022 without prior regulatory approval, subject to the notification requirement.   Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

During the year ended December 31, 2021, PL&A paid ordinary dividends in the form of cash and bonds to Pacific Life of $41.7 million.  During the years ended December 31, 2020 and 2019, PL&A paid ordinary cash dividends to Pacific Life of $40.0 million and $41.0 million, respectively.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized gains, net, as of December 31, 2021 and 2020 was $0.4 million and $11.8 million, respectively.

PLA-38

8.                         RELATED PARTY TRANSACTIONS

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement. Product contract services relating to the Company’s variable universal life insurance, other life insurance, variable annuities and investment management services are under a separate services agreement.  Amounts charged by Pacific Life to the Company for these services were $22.7 million, $19.9 million and $21.2 million for the years ended December 31, 2021, 2020 and 2019, respectively, and are primarily included in operating expenses.

PLFA is the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. PLFA is owned 99% by Pacific Life and 1% by the Company. Distributions to the Company from PLFA, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared, to the extent they are not in excess of undistributed accumulated earnings. Distributions from PLFA to the Company included in net investment income for the years ended December 31, 2021, 2020 and 2019 were $5.2 million, $4.3 million and $5.0 million, respectively.   Any undistributed net revenue and expense, net of tax, is recorded directly to surplus.

Pacific Select Distributors, LLC (PSD), a wholly-owned broker-dealer subsidiary of Pacific Life, serves as the distributor of variable life and annuity contracts issued by the Company and Pacific Life (Variable Products). In connection with PSD’s distribution of Variable Products, the Company incurred commission expense of $34.0 million, $28.4 million and $25.2 million during the years ended December 31, 2021, 2020 and 2019, respectively.   A service plan was adopted by the Pacific Select Fund whereby Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $4.2 million, $3.6 million and $3.7 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2021, 2020 and 2019, respectively.

During the year ended December 31, 2021, participants previously covered by a group annuity contract at Pacific Life were transferred to the Company. As a result, the Company recognized $72.6 million of premium revenue included in premium revenue and an increase in reserves included in aggregate reserves of $72.6 million.

As of December 31, 2021, the Company reported $204 thousand and $348 thousand as amounts due from Pacific Life,  and other affiliated companies, respectively. As of December 31, 2020, the Company reported $204 thousand and $325 thousand as amounts due from Pacific Life and other affiliated companies, respectively.  The Company reported  $4.3 million and $1.4 million due to Pacific Life as of December 31, 2021 and 2020 respectively. The Company reported no amounts payable to other affiliated companies as of December 31, 2021 and 2020.  It is the Company’s policy to settle these amounts no later than 90 days after the due date.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with insurance contract values of $1,914.2 million and $1,901.6 million as of December 31, 2021 and 2020, respectively.  Related to these contracts, the Company received $41.6 million, $62.9 million and $89.7 million of premium and annuity considerations and paid $126.2 million, $118.4 million and $116.8 million of current and future policy benefits for the years ended December 31, 2021, 2020 and 2019, respectively.  In addition, included in the liability for deposit-type contracts are contracts with the affiliated assignment company of $830.4 million and $830.2 million as of December 31, 2021 and 2020, respectively.

PLA-39

9.      RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS

For policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2021 and 2020, the Company had $279.5 million and $313.0 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the valuation standard set by the AZ DIFI.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

Other reserve changes are comprised of changes in separate account fair values, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, and change in CRVM expense allowance.  As of December 31, 2021 and 2020, other reserve changes were ($51.6) million and ($3.0) million, respectively.

10.                  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities and deposit-type contracts:

Individual Annuities:	December 31, 2021
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$76,885		$76,885	1%
At book value less current surrender charge of 5% or more (1)	460,754		460,754	7%
At fair value		$3,333,828	3,333,828	49%
Total with market value adjustment or at fair value	537,639	3,333,828	3,871,467	57%
At book value without adjustment	836,147		836,147	12%
Not subject to discretionary withdrawal	2,105,384	403	2,105,787	31%
Total	$3,479,170	$3,334,231	$6,813,401	100%

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$314,845	$—	$314,845

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

PLA-40

Group Annuities:	December 31, 2021
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($In Thousands)
Not subject to discretionary withdrawal	$176,765		$176,765	100%
Total	$176,765	$—	$176,765	100%

Deposit-type Contracts:	December 31, 2021
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$6,429		$6,429	1%
At fair value		$3,462	3,462
Total with market value adjustment or at fair value	6,429	3,462	9,891	1%
Not subject to discretionary withdrawal	854,216		854,216	99%
Total	$860,645	$3,462	$864,107	100%

PLA-41

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2021
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$83,314		$83,314	1%
At book value less current surrender charge of 5% or more (1)	460,754		460,754	6%
At fair value		$3,337,290	3,337,290	42%
Total with market value adjustment or at fair value	544,068	3,337,290	3,881,358	49%
At book value without adjustment	836,147		836,147	11%
Not subject to discretionary withdrawal	3,136,365	403	3,136,768	40%
Total	$4,516,580	$3,337,693	$7,854,273	100%

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2020
	General	Separate Account	Total	% of
	Account	Nonguaranteed		Total
	($In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$96,492		$96,492	1%
At book value less current surrender charge of 5% or more (1)	563,162		563,162	8%
At fair value		$3,002,224	3,002,224	41%
Total with market value adjustment or at fair value	659,654	3,002,224	3,661,878	50%
At book value without adjustment	745,693		745,693	10%
Not subject to discretionary withdrawal	2,985,801	396	2,986,197	40%
Total	$4,391,148	$3,002,620	$7,393,768	100%

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company’s Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the AZ DIFI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2021	2020
	(In Thousands)
Annual Statement:
Annuities	$3,655,935	$3,529,160
Deposit-type contracts	860,645	861,988
Total	4,516,580	4,391,148
Separate Accounts Annual Statement:
Annuities	3,334,231	2,999,364
Other contract deposit funds	3,462	3,256
Combined total	$7,854,273	$7,393,768

PLA-42

11.                  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves as of December 31, 2021 and 2020:

December 31, 2021	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life with secondary guarantees	$9,216	$8,813	$9,264
Indexed universal life with secondary guarantees	45,164	43,520	45,524
Other permanent cash value life insurance	6,743	6,702	7,107
Variable universal life	9,183	9,144	9,170	$93,844	$93,802	$93,802

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			4,617
Disability - active lives			40
Disability - disabled lives			6,068
Miscellaneous reserves			913
Total (direct + assumed)	70,306	68,179	82,703	93,844	93,802	93,802
Reinsurance ceded			7,612
Total (net)	$70,306	$68,179	$75,091	$93,844	$93,802	$93,802

PLA-43

December 31, 2020	General Account			Separate Account - Nonguaranteed
	Account	Cash	Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or contract loans:

Universal life with secondary guarantees	$9,204	$8,709	$9,143
Indexed universal life with secondary guarantees	43,971	41,966	44,174
Other permanent cash value life insurance	6,829	6,696	7,211
Variable universal life	9,051	8,893	9,043	$146,396	$146,300	$146,300

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			4,210
Disability - active lives (1)			35
Disability - disabled lives			6,585
Miscellaneous reserves			1,181
Total (direct + assumed)	69,055	66,264	81,582	146,396	146,300	146,300
Reinsurance ceded			8,210
Total (net)	$69,055	$66,264	$73,372	$146,396	$146,300	$146,300

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health and separate accounts annual statements.

	December 31,
	2021	2020
Annual Statement:	(In Thousands)
Life insurance section	$73,993	$72,019
Disability - active lives section	16	14
Disabled lives section	173	165
Miscellaneous section	909	1,174
Subtotal	75,091	73,372

Separate Accounts Annual Statement:
Life insurance section	93,802	146,300
Combined total	$168,893	$219,672

PLA-44

12.     PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2021		December 31, 2020
		Net of		Net of
	Gross	Loading	Gross	Loading
	(In Thousands)
Ordinary renewal	$60	$45	$127	$126
Total	$60	$45	$127	$126

13.     SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business.  As of December 31, 2021, the Company reported assets and liabilities from the following product lines in separate accounts:

•                  Variable annuities

•                  Variable universal life

In accordance with the products recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

As of December 31, 2021 and 2020, the Company’s Separate Accounts Annual Statement included legally insulated assets of  $3,490.6 million and $3,199.1 million, respectively.  The assets legally insulated and not legally insulated from the general account as of December 31, 2021 are attributed to the following products (In Thousands):

	Separate Account Assets	Separate Account Assets
Product	Legally Insulated	Not Legally Insulated
Variable annuities	$3,396,717
Variable universal life	93,844
Total	$3,490,561	$—

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 of $18.4 million, $16.7 million, $16.7 million, $17.4 million, and $17.9 million, respectively.

For the years ended December 31, 2021, 2020 and 2019, the General Account of the Company had paid zero, $0.1 million and $0.1 million, respectively, toward guarantees on the Separate Account contracts.

The Company has no Separate Accounts with guarantees.  The Company’s Separate Accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

PLA-45

Information regarding the Separate Accounts of the Company is as follows:

	Years Ended December 31,
	2021	2020
	(In Thousands)
Premiums, considerations or deposits	$331,695	$238,542

	December 31,
	2021	2020
	(In Thousands)
Reserves for accounts with assets at fair value	$3,431,495	$3,148,920

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value	$3,431,092	$3,148,524
Not subject to discretionary withdrawal	403	396
Total	$3,431,495	$3,148,920

	Years Ended December 31,
	2021	2020	2019
	(In Thousands)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$331,200	$238,311	$181,371
Transfers from separate accounts	386,614	278,642	325,913
Net transfers from separate accounts	(55,414)	(40,331)	(144,542)
Reconciling adjustments:
Net lag gain/loss for annuities in general account only	3	(550)	652
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	($55,411)	($40,881)	($143,890)

PLA-46

14.                  BORROWED MONEY

The Company has an agreement with Pacific Life to borrow up to $100 million at variable interest rates.  There was no amount outstanding as of December 31, 2021 and 2020.

The Company maintains reverse repurchase lines of credit with various financial institutions. There was no debt outstanding in connection with reverse repurchase lines of credit as of December 31, 2021 and 2020.

PL&A is a member of the Federal Home Loan Bank of San Francisco (FHLB).  The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements and insurance laws and regulations.  The Company’s estimated maximum borrowing capacity (after taking into account required collateralization levels) was $11.0 million and $15.9 million as of December 31, 2021 and 2020.  However, asset eligibility determination is subject to the FHLB’s discretion and to the availability of qualifying assets at the Company.  The Company had no collateral pledged to the FHLB.  Interest is at variable or fixed rates. The Company had no borrowing from the FHLB as of December 31, 2021 and 2020.

The Company is required to purchase stock in FHLB of San Francisco each time it receives an advance.  As of December 31, 2021 and 2020, the Company holds $3.6 million and $4.6 million, respectively, of FHLB of San Francisco, which is recorded in common stocks.

The membership stock (Class A and B) eligible and not eligible for redemption as of December 31, 2021 and 2020 is as follows:

December 31, 2021	Total	Not Eligible for Redemption	Eligible for Redemption
Membership stock:	(In Thousands)
Class A
Class B	$3,647	$3,647

December 31, 2020	Total	Not Eligible for Redemption	Eligible for Redemption
Membership stock:	(In Thousands)
Class A
Class B	$4,490	$4,490

15.                  COMMITMENTS AND CONTINGENCIES

COMMITMENTS

As of December 31, 2021, the Company has no outstanding commitments for investments in joint ventures, partnerships and limited liability companies.

In connection with the operations of PLFA, the Company and Pacific Life are obligated to contribute additional capital funding as may be required according to their respective membership percentages.  There were no capital contributions to PLFA for the years ended December 31, 2021, 2020 and 2019.

PLA-47

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

Issues were identified in a market conduct exam that may be indicative of potential losses.  The Company has accrued a loss contingency based on management’s best estimate and does not expect these issues to have a materially adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD).  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation.  Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent  insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset.  As of December 31, 2021 and 2020, the estimated liability was $0.2 million and $0.1 million, respectively.  As of December 31, 2021 and 2020, the related premium tax receivable was $2.4 million and $2.3 million, respectively.  These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

PLA-48

See Note 1 for discussion of other contingencies related to reinsurance.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

PLA-49

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   S E L E C T E D   F I N A N C I A L   D A T A

A S   O F   A N D   F O R   T H E   Y E A R   E N D E D   D E C E M B E R   3 1 ,  2 0 2 1

(In Thousands)

Investment Income Earned:
U.S. Government bonds	$209
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	206,964
Bonds of affiliates
Preferred stocks (unaffiliated)	118
Preferred stocks of affiliates
Common stocks (unaffiliated)	215
Common stocks of affiliates
Mortgage loans	19,236
Real estate
Contract loans	256
Cash and cash equivalents	37
Derivative instruments	(3,324)
Other invested assets	4,620
Aggregate write-ins for investment income	54
Gross Investment Income	$228,385

Real Estate Owned - Book Value Less Encumbrances

Mortgage Loans - Book Value:
Farm mortgages
Residential mortgages
Commercial mortgages	$351,191
Mezzanine	26,689
Total Mortgage Loans	$377,880

Mortgage Loans By Standing - Book Value:
Good standing	$377,880
Good standing with restructured terms
Interest overdue more than 90 days, not in foreclosure
Foreclosure in process

Other Long-Term Assets - Carrying Value	$25,909

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Carrying Value:
Bonds
Preferred stocks
Common stocks

PLA-50

Bonds by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$128,274
Over 1 year through 5 years	775,965
Over 5 years through 10 years	1,313,373
Over 10 years through 20 years	1,317,881
Over 20 years	998,032
Total by Maturity	$4,533,525

Bonds by NAIC Designation - Statement Value:
NAIC 1	$2,211,149
NAIC 2	2,210,225
NAIC 3	90,084
NAIC 4	6,901
NAIC 5	15,166
NAIC 6
Total by NAIC Designation	$4,533,525

Total Bonds Publicly Traded	$3,464,219
Total Bonds Privately Traded	$1,069,306
Preferred Stocks - Statement Value
Common Stocks - Unaffiliated - Statement Value	$3,647
Common Stocks - Affiliated - Statement Value
Cash Equivalents	$76,238
Options, Caps & Floors Owned - Statement Value	$2,243
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	$2,503
Futures Contracts Open - Statement Value	$6,391
Cash on Deposit	($2,173)

Life Insurance In Force:
Industrial
Ordinary	$4,180,601
Credit Life
Group Life	$472

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$550

PLA-51

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$9,530
Credit Life
Group Life

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$143,232
Deferred - Fully Paid Account Balance	$1,360,486
Deferred - Not Fully Paid - Account Balance

Group
Amount of Income Payable	$11,799
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Group
Credit
Other

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$860,645
Dividend Accumulations - Account Balance

PLA-52

Claim Payments 2021:

Group Accident and Health - Year Ended December 31, 2021
2021
2020
2019
2018
2017
Prior

Other Accident and Health
2021
2020
2019
2018
2017
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves
2021
2020
2019
2018
2017
Prior

PLA-53

Pacific Life & Annuity Company

S U P P L E M E N T A L   S U M M A R Y   I N V E S T M E N T   S C H E D U L E

D E C E M B E R   3 1 ,  2 0 2 1

($ In Thousands)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Long-term bonds:
U.S. Governments	$9,079	0.180%	$9,079	0.180%
All other governments	31,479	0.624%	31,479	0.624%
U.S. states, territories, and possessions, etc. guaranteed	8,838	0.175%	8,838	0.175%
U.S. political subdivisions of states, territories, and possessions, guaranteed	58,184	1.152%	58,184	1.152%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	293,357	5.811%	293,357	5.811%
Industrial and miscellaneous	4,132,588	81.855%	4,132,588	81.855%
Total long-term bonds	4,533,525	89.797%	4,533,525	89.797%

Common stocks:
Industrial and miscellaneous other (unaffiliated)	3,647	0.072%	3,647	0.072%
Total common stocks	3,647	0.072%	3,647	0.072%

Mortgage loans:
Commercial mortgages	351,191	6.956%	351,191	6.956%
Mezzanine real estate loans	26,689	0.529%	26,689	0.529%
Total mortgage loans	377,880	7.485%	377,880	7.485%

Cash and cash equivalents:
Cash	(2,173)	(0.043%)	(2,173)	(0.043%)
Cash equivalents	76,238	1.510%	76,238	1.510%
Total cash and cash equivalents	74,065	1.467%	74,065	1.467%

Contract loans	9,747	0.193%	9,747	0.193%
Derivatives	16,169	0.320%	16,169	0.320%
Receivables for securities	487	0.010%	487	0.010%
Other invested assets	33,119	0.656%	33,119	0.656%
Total invested assets	$5,048,639	100.000%	$5,048,639	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

PLA-54

Pacific Life & Annuity Company

S U P P L E M E N T A L  S C H E D U L E  O F  I N V E S T M E N T  R I S K  I N T E R R O G A T O R I E S

D E C E M B E R  3 1 ,  2 0 2 1

The Company’s Total Admitted Assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) was $5,124.6 million as of December 31, 2021.

1.               The 10 largest exposures to a single issuer/borrower/investment as of December 31, 2021, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Amgen Inc (Bond)	$46,866	0.9%
Comcast Corporation (Bond)	46,861	0.9%
IBM Corporation (Bond)	44,762	0.9%
AT&T Corporation (Bond)	41,442	0.8%
Commercial loan (Mortgage Loan)	39,583	0.8%
Pfizer Inc (Bond)	38,959	0.8%
Commercial loan (Mortgage Loan)	37,837	0.7%
Metropolitan Transport Authority NY (Bond)	37,035	0.7%
United Technologies Corporation (Bond)	34,846	0.7%
Xcel Energy Inc (Bond)	34,731	0.7%

2.               The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation as of December 31, 2021, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets		(In Thousands)	Percentage of Total Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$2,211,149	43.1%	P/RP 1
NAIC 2	2,210,225	43.1%	P/RP 2
NAIC 3	90,084	1.8%	P/RP 3
NAIC 4	6,901	0.1%	P/RP 4
NAIC 5	15,166	0.3%	P/RP 5
NAIC 6			P/RP 6

PLA-55

3.               Assets held in foreign investments as of December 31, 2021, totaled $514.1 million, which represents 10.0% of Total Admitted Assets.

a.               The aggregate foreign investment exposure, categorized by NAIC sovereign designation as of December 31, 2021, is as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Countries designated NAIC 1	$438,824	8.6%
Countries designated NAIC 2	45,143	0.9%
Countries designated NAIC 3 or below	30,108	0.6%

b.               The largest foreign investment exposures in a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2021, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Countries designated NAIC 1
Country: United Kingdom (Great Britain)	$136,889	2.7%
Country: Germany	67,940	1.3%
Countries designated NAIC 2
Country: Mexico	27,319	0.5%
Country: Indonesia	11,933	0.2%
Countries designated NAIC 3 or below
Country: Bahamas	17,500	0.3%
Country: Brazil	12,608	0.2%

c.                The 10 largest non-sovereign (i.e. non-governmental) foreign issues as of December 31, 2021 are as follows:

NAIC Designation	Issuer	(In Thousands)	Percentage of Total Admitted Assets
1.F FE	BP Capital Markets PLC	$25,000	0.5%
1.E FE	Toyota Motor Corporation	20,011	0.4%
2.B FE	BAT International Finance PLC	19,998	0.4%
1.D PL	Cayman Universe	19,590	0.4%
2.C FE	Ashtead Capital Inc	18,896	0.4%
1.E FE/1.F FE	Lloyds TSB Bank Group PLC	15,018	0.3%
1.G FE	Mizuho Financial Group Inc	15,000	0.3%
2.B FE	Takeda Pharmaceutical Co Ltd	15,000	0.3%
2.C FE	Telefonaktiebolaget LM Ericsson	14,997	0.3%
2.B FE	Anheuser-Busch Companies Inc	13,523	0.3%

4.               The aggregate amount and percentage of Total Admitted Assets held in Canadian investments as of December 31, 2021, totaled $165.2 million, which represent 3.2% of Total Admitted Assets.

5.               The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets as of December 31, 2021.

PLA-56

6.               Assets held in equity interest are less than 2.5% of Total Admitted Assets as of December 31, 2021.

7.               Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets as of December 31, 2021.

a.               Ten largest fund managers as of December 31, 2021 are as follows:

	Total
	Invested	Diversified	Nondiversified
Fund Manager	(In Thousands)
Walkers Fiduciary Limited	$490	$490

8.               Assets held in general partnership interests are less than 2.5% of Total Admitted Assets as of December 31, 2021.

9.               The amounts and percentages of Total Admitted Assets held in mortgage loans as of December 31, 2021, are as follows:

a.               The 10 largest aggregate mortgage interests sharing the same property or group of properties as of December 31, 2021 are as follows:

Type (Residential, Commercial, Agricultural)	(In Thousands)	Percentage of Total Admitted Assets
Commercial loan	$39,583	0.8%
Commercial loan	33,716	0.7%
Commercial loan	32,677	0.6%
Commercial loan	32,605	0.6%
Commercial loan	28,086	0.5%
Commercial loan	26,689	0.5%
Commercial loan	25,000	0.5%
Commercial loan	19,985	0.4%
Commercial loan	19,975	0.4%
Commercial loan	19,122	0.4%

10.         The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2021 are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Commercial:
Above 95%
91% to 95%
81% to 90%
71% to 80%
Below 70%	$377,880	7.4%

11.         Assets held in real estate are less than 2.5% of Total Admitted Assets as of December 31, 2021.

12.         Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets as of December 31, 2021.

PLA-57

13.         The Company has no securities lending agreements, repurchase agreements, or reverse repurchase agreements as of December 31, 2021.

14.         The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2021, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Owned:
Hedging:	$2,243	0.0%

15.         The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Thousands):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$3,887	0.1%	$3,485	$3,565	$3,686

16.         The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Thousands):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$6,391	0.1%	$7,244	$6,282	$6,737

PLA-58

Pacific Life & Annuity Company

S U P P L E M E N T A L  S C H E D U L E  O F  R E I N S U R A N C E  D I S C L O S U R E S

D E C E M B E R  3 1 ,  2 0 2 1

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.               The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791.

2.               The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

3.               The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.               Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.               Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.                The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.               The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R.

5.               The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.               The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.

PLA-59